UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Archer Aviation Inc.

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ARCHER

UNLOCK THE SKIES

2026 Proxy Statement & 2025 Annual Report

ACHR

Your vote is important. Whether or not you plan to attend the annual meeting, please cast your vote as soon as possible by internet,
telephone, or by mail.
PRELIMINARY PROXY STATEMENT DATED APRIL 17, 2026
SUBJECT TO COMPLETION
ADAM GOLDSTEIN
Founder & Chief Executive Officer
TO OUR STOCKHOLDERS:
I founded Archer with a single vision: to make flying taxis an every day reality. Seven years later, that vision has grown into something larger. Archer is now a next-generation aerospace company building the technologies that I believe will power the next 100 years of flight — across commercial aviation and defense.
We operate in one of the most competitive and technically demanding industries in the world. Success demands more than execution. It requires making bold decisions early, sometimes before the path is obvious to everyone else. The decision about where Archer is legally incorporated may not sound like a strategic priority, but we believe it is.
Our board of directors and management have closely studied the regulatory and legal landscape across the country, and after rigorous analysis, we are recommending that our stockholders approve making Texas our legal home (i.e., changing Archer’s state of incorporation from Delaware to Texas, see Proposal 2). We believe Texas’ business-friendly approach positions us to move faster and build deeper roots in a state that is highly supportive of our industry and where we plan to have significant operations over the long-term. On the other hand, other than being incorporated there, we don’t have any ties or plans to operate in Delaware.
Deep tech is hard, but the opportunities are immense, and your belief in us gives us the ability to pursue those opportunities. I do not take your support for granted, and we will continue to work every day to earn it.
Sincerely,

PRELIMINARY PROXY STATEMENT DATED APRIL 17, 2026
SUBJECT TO COMPLETION
Notice of Annual Meeting of Stockholders
Date and Time	Virtual Meeting Site	Who Can Vote
June 26, 2026, 12:00 p.m. Pacific Time	www.virtualshareholdermeeting.com/ACHR2026	Stockholders of record at the close of business on April 28, 2026
Agenda Item		Board Vote Recommendation
1.	Elect certain directors of Archer Aviation Inc., each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified	FOR EACH DIRECTOR NOMINEE
2.	Approve the redomestication of Archer Aviation Inc. to Texas by conversion	FOR
3.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR
4.	Advisory vote to approve the compensation of our named executive officers	FOR
And other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.
These materials were first sent or made available to stockholders on April       , 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR SIGNED AND DATED PROXY CARD BY MAIL AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.
By Order of the Board of Directors,
ERIC LENTELL
Chief Strategy & Legal Officer
2026 Proxy Statement    2

References to our websites in this Proxy Statement are not intended to function as hyperlinks and the information contained on our websites is not intended to be incorporated into this Proxy Statement.
2026 Proxy Statement    3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 26, 2026 AT 12:00 P.M. PACIFIC TIME.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM. THIS NOTICE OF THE ANNUAL MEETING, PROXY STATEMENT, AND FORM OF PROXY ARE BEING DISTRIBUTED AND MADE AVAILABLE ON OR ABOUT APRIL   , 2026.
FORWARD-LOOKING STATEMENTS
This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the present tense. These statements include, but are not limited to, statements regarding our future performance and our market opportunity; our business strategy and plans; including the design, safety and target specifications of its aircraft; size and value of our aircraft order book, pace of design and regulatory outlook, including pir ability to ability to finalize remaining certification plans with the Federal Aviation Administration (FAA), our aircraft deployment and trial operations under the eVTOL Integration Pilot Program (eIPP); our ability to timely develop, certify, test, manufacture and deploy its eVTOL aircraft in the U.S. and UAE, or our ability to do so at all; air taxi network buildout, planned operations, and the goal of carrying our first passengers in 2026; plans to deploy autonomy aviation systems; expansion of our planned lines of business and development of new business opportunities, including hybrid aircraft and defense programs and UK engineering hub; plans and anticipated benefits of acquisitions, strategic investments, and collaborations with third parties. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance.
Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, manufacture, and commercialize our aircraft; risks associated with indicative orders from certain third parties for our aircraft, which are subject to the satisfaction of certain conditions and/or further negotiation and reaching mutual agreement on certain material terms, and the risk that such parties cancel such orders or never place them; the early nature of our defense program and our ability to win bids to develop defense aircraft and technologies; government spend for the air traffic control system; our ability to market eVTOL aircraft, attract customers and compete with existing and new competitors in existing and new markets; risks related to infrastructure development, vertiport availability, airspace integration, and municipal permits; ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; ability to timely achieve business milestones, or at all, such as scaling manufacturing while maintaining quality, reliability, safety and regulatory compliance; our dependence on suppliers for aircraft parts and components; tariffs, export controls or other trade restrictions; natural disasters, public health outbreaks, economic, social, weather, growth constraints or other circumstances affecting metropolitan areas; the potential for losses and adverse publicity stemming from any aircraft accidents, especially those involving electric aircraft or lithium-ion batteries, or our test flights; risks associated with indexed price escalation clauses in aircraft contracts; ability to hire, train, and retain key and highly specialized technical and operational personnel, litigation, including intellectual property claims;capital market volatility and access to financing on acceptable terms; federal government shutdown; and cybersecurity risks.
Additional risks and uncertainties that could affect our financial results and business are more fully detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2025, and other SEC filings, which are available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov.
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PROXY SUMMARY
This summary highlights selected information from this Proxy Statement and does not contain all information you should consider. Please read the entire Proxy Statement carefully before voting. References to “we,” “us,” “our,” “ours,” “Archer,” and the “Company” refer to Archer Aviation Inc. and its consolidated subsidiaries.
OUR COMPANY
Archer is developing the technologies and aircraft to power the future of advanced aviation. We plan to offer customers advanced aircraft, technologies and related services in the United States and internationally across the commercial and defense markets.
EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation program aims to motivate our people to perform at a consistently high level and rewards contributions that deliver outstanding results. In 2025, the overall structure of our executive compensation program, consisting of three primary components, base salary, annual cash incentives, and long-term equity awards, remained the same.
Base salaries. Maintained base salaries for the Chief Executive Officer (“CEO”) and other named executive officers (“NEOs”), other than an adjustment to the Acting Chief Financial Officer’s base salary to recognize her expanded role.
Target bonus opportunities. Established capped annual bonus opportunities with performance goals tied to strategic milestones designed to drive long-term stockholder value. Bonus payouts were determined strictly based on formulaic plan results, with no discretionary adjustments.
Equity award structure. Maintained a balanced equity program emphasizing performance alignment, with a mix of time-based restricted stock unit (“RSU”) awards and performance-based RSU (“PSU”) awards to each of our NEOs in 2025.
Equity award values. Established annual equity award values to ensure market competitiveness, reinforce performance-based incentives, support long-term retention, and align executive incentives with the Company’s strategic priorities for 2026.
GOVERNANCE HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors (the “Board”) and promotes the long-term interests of our stockholders.
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Single class of shares with equal voting rights.

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Majority of the Board are independent (6 out of 7 current directors).

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Lead Independent Director appointed by independent directors, with defined responsibilities.

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All Board committees are composed entirely of independent directors.

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Independent directors hold regular executive sessions.

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Related party transaction standards apply to any director involvement in Company activities.

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Each director attended at least 75% of board and committee meetings in 2025.

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No directors are considered “overboarded.”

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Comprehensive risk oversight, including internal controls, cybersecurity, legal and regulatory matters, compensation, and other critical evolving areas.

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Our Insider Trading Policy prohibits directors, officers, and employees from hedging, shorting, and generally pledging Company stock.

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Robust Compensation Recovery Policy applies to executive officers.

2026 Proxy Statement    5

Our Board
and Nominees

ADAM GOLDSTEIN Co-Founder, CEO & Director AGE: 46 SINCE: September 2021	DEBORAH DIAZ Director, Chairperson, Nominating and Corporate Governance Committee and Member of the Audit Committee AGE: 68 SINCE: September 2021	FRED M. DIAZ Lead Independent Director, Chairperson, Compensation Committee, Member of the Audit Committee, Member of the Nominating and Corporate Governance Committee AGE: 60 SINCE: September 2021	OSCAR MUNOZ Director, Member of the Compensation Committee AGE: 67 SINCE: September 2021

BARBARA PILARSKI Director, Member of the Nominating and Corporate Governance Committee (Nominee for re-election) AGE: 62 SINCE: January 2022	MARIA PINELLI Director, Chairperson, Audit Committee and Member of the Compensation Committee (Nominee for re-election) AGE: 63 SINCE: September 2021	MICHAEL SPELLACY Director AGE: 54 SINCE: September 2021
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MEETING INFORMATION
MEETING DATE	RECORD DATE	MEETING TIME	VIRTUAL MEETING ACCESS
Friday, June 26, 2026	Tuesday, April 28, 2026	12:00 p.m. Pacific Time	www.virtualshareholder meeting.com/ACHR2026 using your control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card
VOTING METHODS
You may vote in advance of the virtual meeting using one of these voting methods:
ONLINE	PHONE	MAIL
www.proxyvote.com	Follow instructions shown on proxy card	If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717
ITEMS OF BUSINESS AND BOARD VOTING RECOMMENDATIONS
PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
Proposal 1	Election of directors named in this Proxy Statement	For each director nominee	17
Proposal 2	Approval of redomestication of the Company to Texas by conversion	For	24
Proposal 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	For	54
Proposal 4	Advisory vote on the compensation of our named executive officers	For	56
2026 Proxy Statement    7

CORPORATE GOVERNANCE
We are strongly committed to good corporate governance practices. Our corporate governance framework is designed to promote the long-term interests of our stockholders, strengthen leadership accountability, and foster responsible decision-making.
HIGHLIGHTS
One share equals one vote	We have a single class of shares with equal voting power.
Separation of Lead Independent Director and CEO roles	Our CEO is focused on managing Archer and our Lead Independent Director drives accountability at the Board level.
Access to management	Our Board has significant interaction with senior management and access to other employees.
Succession planning	Our nominating and corporate governance committee regularly discusses Board and executive succession planning.
Executive sessions	All quarterly Board and committee meetings include executive sessions.
Board, committee and individual self-evaluations	Our directors conduct annual performance self-evaluations of our Board and each committee of which each director is a member.
BOARD INDEPENDENCE
The listing rules of the New York Stock Exchange (“NYSE”) generally require that a majority of the members of a listed company’s Board be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.
Our Board performs an annual review of the independence of our directors based, in part, on the review of information by our management and outside legal counsel. In our most recent review, we determined that Deborah Diaz, Fred M. Diaz, Oscar Munoz, Barbara Pilarski, Maria Pinelli and Michael Spellacy, representing six of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of NYSE and the applicable rules and regulations promulgated by the SEC. We have determined that all committee members are independent under applicable NYSE and SEC rules for committee memberships, and that each member of the audit committee also meets the additional independence criteria set forth in Rule 10A-3(b)(1) under the Exchange Act.
BOARD AND COMMITTEE SELF-EVALUATIONS
Throughout the year, our Board discusses corporate governance practices with management and third-party advisors to ensure that the Board and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended and overseen by our nominating and corporate governance committee pursuant to the committee’s authority set forth in its charter, the Board conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the nominating and corporate governance committee and then by the full Board.
BOARD AND COMMITTEE STRUCTURE
Our Corporate Governance Guidelines provide our Board with flexibility to select the appropriate board leadership structure. Fred M. Diaz, an independent member of our Board, has served as our Lead Independent Director since February 2022. We do not currently have a chairperson of the Board. The Board believes that its current leadership structure allows the CEO to focus on managing the Company, while leveraging our Lead Independent Director’s experience to drive accountability at the Board level and carry out its roles and responsibilities on
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behalf of Archer’s stockholders, including its oversight of management and corporate governance matters. Our Lead Independent Director is responsible for coordinating the activities of the independent directors, including:
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presiding at all meetings of the Board at which the CEO is not present or when the performance of our Board or CEO is discussed;

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acting as a liaison between the independent directors and the CEO;

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convening meetings of the independent directors as appropriate;

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consulting with the CEO in planning and setting schedules and agendas for meetings of the Board;

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being available for consultation and direct communication with stockholders as appropriate; and

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performing such other functions as the Board may delegate.

Our Board is committed to continuously reviewing its leadership structure and composition, along with its policies and practices, as our company grows and evolves.
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each member of our standing committees is independent under the current NYSE and SEC rules and regulations. Each committee operates under a written charter adopted by the Board, which is reviewed by each committee annually. The charters are available at the “Corporate Governance” section of our investor relations website at investors.archer.com.
As of the date of this proxy statement, our Board is composed of seven members and is divided into three staggered classes of directors. As part of the Board’s refreshment process, Mr. Spellacy who currently serves on the Board was not renominated and his term of office as a Class II director expires at the Annual Meeting. Accordingly, the authorized number of directors will be decreased from seven to six. We thank Mr. Spellacy for his years of service on the Board and wish him continued success in the future.
The composition and responsibilities of each committee are described below
NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Deborah Diaz
Fred M. Diaz
Oscar Munoz
Barbara Pilarski
Maria Pinelli
Michael Spellacy
Number of meetings	7	7	5
   Member          Chair
Audit Committee
Our audit committee is composed of Ms. Pinelli, who is the chairperson of our audit committee, and Ms. Diaz and Mr. Diaz. Each member of our audit committee is financially literate as required by the current NYSE listing standards. Our Board has also determined that Ms. Pinelli is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
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This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our Board. Our audit committee is responsible for, among other things:
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reviewing and discussing with management our quarterly and annual financial results, earnings guidance, and earnings press releases prior to distribution to the public;

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selecting, appointing, compensating and overseeing the work of the independent registered public accounting firm;

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reviewing the qualification, performance and continuing independence of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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overseeing our internal audit function;

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overseeing and considering the effectiveness of our internal controls;

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reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the Board);

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reviewing with management the company’s significant risks, reviewing our policies for risk assessment and risk management with respect to internal controls around financial reporting, and steps management has taken to monitor or mitigate these risks;

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overseeing our risk assessment and management, including with respect to risks and incidents related to cybersecurity;

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reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and

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approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee
Our compensation committee is composed of Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:
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reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;

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reviewing and recommending to our Board the compensation of our non-employee directors;

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reviewing and approving the selection of our peer companies for compensation assessment purposes;

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administering our equity incentive compensation plans;

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reviewing our compensation-related risk exposures and management’s mitigation measures;

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reviewing succession plans for senior management positions, including our CEO;

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reviewing and approving, or making recommendations to our Board, with respect to, incentive compensation and equity plans; and

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establishing our overall compensation philosophy.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee is currently composed of Ms. Diaz, who is the chairperson of the nominating and corporate governance committee, Ms. Pilarski and and Mr. Diaz. Mr. Spellacy also served as a member of our nominating and corporate governance committee in 2025. Our nominating and corporate governance committee is responsible for, among other things:
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identifying and recommending candidates for membership on our Board;

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recommending directors to serve on board committees;

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advising the board on certain corporate governance matters;

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developing policies regarding director nomination processes, if and as the committee determines it appropriate to have such policies;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding violations of company policies or law, including the confidential and anonymous submission by our employees of concerns regarding any conduct that may violate company policies or law;

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developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and

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overseeing the evaluation of our Board and its committees.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS
In order to encourage and enhance communication among independent directors and as required by the NYSE, our independent directors meet in regularly scheduled executive sessions on a quarterly basis, which are presided by Mr. Diaz, our Lead Independent Director, and at which only independent directors are present. Our Board believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of our Board, as a whole.
OUR BOARD OF DIRECTORS’ OVERSIGHT OF RISK
Our Board, as a whole, has responsibility for overseeing our risk management process, although the committees of our Board oversee and review risk areas that are particularly relevant to them.
Each committee of our Board meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below.
Committee	Primary Areas of Risk Oversight
Audit
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Oversee financial reporting process, accounting policies and internal controls

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Evaluate risks related to financial reporting, accounting, auditing, tax and fraud

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Evaluate exposures and risks related to cybersecurity and other information security policies and practices and related internal controls, and monitoring, assessing and reporting such exposures

Compensation
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Oversee compensation plans, programs and policies

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Evaluate major compensation- and human capital-related risk exposures and monitoring of such exposures

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Evaluate and provide input on CEO and senior management succession planning

Nominating and Corporate Governance
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Review and evaluate the corporate governance framework, including governance guidelines and policies

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Evaluate the structure and composition of our Board and committees and role in risk oversight

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Oversee the corporate responsibility program and initiatives

Our Board also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. The risk oversight responsibility of our Board and its committees is supported by management level committees.
Cybersecurity Risk Oversight. Securing the information of our employees, vendors, and other third parties is important to us. We have adopted certain physical, technological, and administrative controls on data security. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our Board, our audit committee, and management. Our management team, including our Chief Information Security Officer, reports cybersecurity risks to the audit committee on a quarterly basis. In addition, our management team updates the audit committee, as necessary, regarding any material cybersecurity threats or incidents, as well as any incidents with lesser impact potential. Key performance indicators and security metrics are shared with the audit committee and defined to measure the effectiveness of our cybersecurity controls and risk management efforts,
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current threat landscape, and annual strategy. We strategically partner with industry leading external vendors to perform cybersecurity assessments. As part of these processes, our information security team identifies and prioritizes risks to devise our annual cybersecurity mitigation strategy and address operational risks. For additional information relating to our Cybersecurity Risk Oversight, please see the section titled “Cybersecurity” in our most recent Annual Report on Form 10-K for the year ended December 31, 2025.
Oversight of Corporate Strategy. Our Board actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our Board receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board’s diverse skill sets and experience enhances our Board’s ability to support management in the execution and evaluation of our corporate strategy. The independent members of our Board also hold regularly scheduled executive sessions at which strategy is discussed.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of our compensation committee during the last fiscal year included Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. None of the members of our compensation committee during the last fiscal year have been an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During the last fiscal year, none of our executive officers served as a member of the Board, or as a member of the compensation or similar committee of any entity that has one or more executive officers who served on our Board or compensation committee.
ANTI-HEDGING AND PLEDGING
We have established an insider trading policy, which, among other things, prohibits all employees, including our officers, and non-employee directors from engaging in short sales or transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock, hedging or engaging in a similar transaction designed to decrease the risks associated with holding our securities, pledging any of our securities without prior approval from our General Counsel, and holding any of our securities in a margin account.
COMPENSATION RECOVERY POLICY
Our Board has adopted a Compensation Recovery Policy in accordance with Rule 10D-1 of the Exchange Act and the NYSE listing standards (the “Compensation Recovery Policy”).
Our Compensation Recovery Policy is administered by our compensation committee and enables the Company to recover from specified current and former Company’s executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Compensation Recovery Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based compensation, that is granted, earned or vested based wholly or in part on the attainment of any Company financial reporting measure.
If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the compensation committee shall require any executive officer covered by our Compensation Recovery Policy to reimburse or forfeit to the Company the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The compensation committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Compensation Recovery Policy to recoup the amount described above. In addition, if the compensation committee determines that the executive officer engaged in any fraud or intentional misconduct that materially contributes to or causes economic loss to the Company, this may be independently considered a
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triggering event for clawing back incentive compensation, and the Company will use reasonable efforts to recover from such executive officer up to 100% of the incentive-based compensation received by such executive officer.
BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. In 2025, our Board met eight times, our audit committee met seven times, our compensation committee met seven times and our nominating and corporate governance committee met five times. Each member of our Board attended at least 75% of the aggregate of the meetings of the Board and committees on which he or she served.
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Six members of our Board were present at our 2025 annual meeting of stockholders.
COMMUNICATION WITH DIRECTORS
Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board, or a specific member of our Board (including our Lead Independent Director) may do so by mailing letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors. The address for these communications is:
Archer Aviation Inc.
c/o Legal
190 W. Tasman Drive
San Jose, California 95134
CODE OF BUSINESS CONDUCT AND ETHICS AND CORPORATE GOVERNANCE GUIDELINES
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics as well as our Corporate Governance Guidelines are posted on our investor relations website, which is located at investors.archer.com, by clicking on “Governance Documents” in the “Corporate Governance” section. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our investor relations website at the address and location specified above.
NON-EMPLOYEE DIRECTOR COMPENSATION
The Board has adopted a non-employee director compensation policy designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract and retain directors to contribute to our long-term success.
The aggregate amount of compensation, including both cash compensation and equity compensation, paid to any of our non-employee directors for their service in a calendar year period may not exceed $1,500,000 in the first calendar year such an individual becomes a non-employee director and $750,000 in any other calendar year.
The table below provides information for 2025 regarding all compensation awarded to, earned by, or paid to each person who served as a non-employee director in 2025. The compensation received by Mr. Goldstein as an employee in 2025 is shown in the “Executive Compensation—Summary Compensation Table” below. As an Archer employee, Mr. Goldstein, our CEO, does not receive compensation for his service on the Board.
2026 Proxy Statement    13

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Deborah Diaz	158,000	199,998	357,998
Fred M. Diaz	190,000	199,998	389,998
Oscar Munoz	146,000	199,998	345,998
Barbara Pilarski(3)	—	—	—
Maria Pinelli	161,000	199,998	360,998
Michael Spellacy	144,000	199,998	343,998
(1) Amounts reflect cash retainer amounts received by our non-employee directors for service on our board of directors, including committee and/or chairpersonship fees, and, in the case of Mr. Diaz, fees associated with serving as Lead Independent Director.
(2) Amounts reflect the aggregate grant date fair value of the RSUs measured pursuant to Financial Accounting Standards Board Accounting Standard Codification Topic 718 (“ASC 718”), without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 9 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 2, 2026. These amounts do not reflect the actual economic value that may be realized by the non-employee director.
(3) Ms. Pilarski has agreed with Stellantis N.V. (“Stellantis”) to waive her director compensation with respect to her service as a non-employee director while serving as a Board member designated by Stellantis or any of its affiliates.
The table below sets forth information regarding the aggregate number of shares of our Class A common stock underlying outstanding RSU awards granted to our non-employee directors in 2025 and the aggregate number of unvested shares of our common stock underlying RSU awards held by each non-employee director as of December 31, 2025.
NAME	NUMBER OF SHARES UNDERLYING RSUS GRANTED IN 2025(1)	NUMBER OF SHARES UNDERLYING UNVESTED RSUS HELD AT FISCAL YEAR END
Deborah Diaz	19,102	19,102
Fred M. Diaz	19,102	19,102
Oscar Munoz	19,102	19,102
Barbara Pilarski	—	—
Maria Pinelli	19,102	19,102
Michael Spellacy(2)	19,102	19,102
(1) The shares of Class A common stock underlying these awards vest or have vested as to 19,102 shares of Class A common stock, in full on the earlier of June 27, 2026 and the date of the Annual Meeting.
(2) Effective at the Annual Meeting, Mr. Spellacy’s term of office as a Class II director expires.
Cash Compensation. Our non-employee directors receive an annual cash retainer of $140,000. Our Lead Independent Director receives an additional $30,000 annual cash retainer. In addition, the members of the audit committee, compensation committee, and nominating and corporate governance committee receive an annual cash retainer of $10,000, $6,000, and $4,000, respectively, with the chair of each such committee receiving an annual cash retainer of $15,000, $10,000, and $8,000 (in lieu of any member fees), respectively. In addition, we reimburse our non-employee directors for their reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.
Equity Awards. A substantial portion of each non-employee director’s annual retainer is in the form of equity awards. Each non-employee director is entitled to receive equity awards under our 2021 Equity Incentive Plan (the “2021 Plan”) in the form of time-based RSUs.
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—
Initial Equity Grant. Each non-employee director is granted an equity award, in the form of RSUs, on the date of their appointment to our Board having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Initial Equity Grant”). New non-employee directors appointed to our Board on a date other than our annual meeting of stockholders will be provided a prorated Initial Equity Grant based on the full number of months until the next annual meeting of stockholders. The Initial Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the company’s stockholders and (ii) the date that is one year following the Initial Equity Grant date, in each case, so long as the non-employee director continues to provide services to the company through such date. Each Initial Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2021 Plan), subject to the non-employee director providing continuous service to the company through the applicable Corporate Transaction, or upon the applicable non-employee director’s death or Disability (as defined in the 2021 Plan).

—
Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our Board, and who will continue to serve on our Board immediately following the date of such annual meeting, will automatically be granted equity, in the form of RSUs, having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Annual Equity Grant”). Each Annual Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the company’s stockholders and (ii) the date that is one year following the Annual Equity Grant date, in each case, so long as the non-employee director continues to provide services to the company through such date. Each Annual Equity Grant will accelerate in full upon the consummation of a Corporate Transaction, subject to the non-employee director providing continuous service to the company through the applicable Corporate Transaction, or upon the applicable non-employee director’s death or Disability.

We have established a Director Equity Deferral Plan pursuant to which non-employee directors may elect to take some or all of their Annual Equity Grant in the form of deferred rights to receive Class A common stock upon termination as a director.
NOMINATION TO THE BOARD OF DIRECTORS
Board candidates are selected by our Board based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our governing documents, and the criteria approved by our Board regarding director candidate qualifications. In recommending candidates, the nominating and corporate governance committee considers nominees referred by directors, officers, employees, stockholders, and others, evaluating all candidates using the same criteria. Evaluations generally involve a review of background materials, internal discussions, and interviews, and the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
The nominating and corporate governance committee will consider properly submitted stockholder recommendations for Board candidates and will evaluate them using the same criteria applied to all other candidates. A stockholder of record may nominate a candidate for election to the Board by complying with the procedures in our amended and restated bylaws. Submissions must include the full name of the proposed nominee, complete biographical information, principal occupation, other information specified in our bylaws, and a representation that the nominating stockholder is a beneficial or record holder of our common stock. Any submission must be accompanied by the written consent of the proposed nominee to be named and to serve as a director if elected. These candidates are evaluated at meetings of the nominating and corporate governance committee, and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the nominating and corporate governance committee.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “General Information—Other Matters—Stockholder Proposals to Be Presented at Next Annual Meeting.”
In accordance with the Forward Purchase Agreement, dated January 3, 2023, by and between us and Stellantis (the “Forward Purchase Agreement”), Stellantis had the right to nominate one Class II director (initially Barbara J. Pilarski) from January 3, 2023, until the 2026 annual meeting of stockholders. The right to nominate a Class II director would have extended through the 2029 annual meeting, conditioned on Stellantis or its affiliates beneficially
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owning at least 12.5% of the outstanding Class A common stock. As of the date of the proxy statement, Stellantis does not meet the 12.5% ownership threshold and therefore does not currently hold the right to nominate a director for the Annual Meeting.
The Board has determined that Ms. Pilarski’s qualifications and contributions make her a valued member, and has nominated her to continue serving as a director. Ms. Pilarski previously waived her director compensation during her tenure at Stellantis N.V. Following the conclusion of her service as a Stellantis designee, Ms. Pilarski will serve on the Board in an independent capacity and is no longer subject to her prior compensation waiver. Starting after the Annual Meeting, she will be entitled to receive the cash retainer and equity awards, including the initial and annual equity grants, pursuant to the Company’s director compensation policy.
DIRECTOR QUALIFICATIONS
The nominating and corporate governance committee is responsible for developing and recommending to the Board the desired qualifications, expertise, and characteristics of director candidates. Our Board values diversity of background, experience, and viewpoints and seeks a mix of directors that reflects the breadth necessary to support our evolving business.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications beyond those required by applicable law, NYSE listing standards, and the Company’s governing documents. In evaluating nominees, the committee considers a range of factors including independence, integrity, financial and industry expertise, breadth of experience, knowledge of our business, and ability to devote adequate time to Board responsibilities, with the goal of building a board that reflects diversity of experience, expertise, viewpoints, and personal backgrounds that contributes to its overall effectiveness.
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1	ELECTION OF DIRECTORS
Our Board has nominated each of Ms. Barbara Pilarski and Ms. Maria Pinelli for election as Class II directors at the Annual Meeting. Our Board currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2027 and 2028, respectively. At the recommendation of our nominating and corporate governance committee, our Board proposes that each of the two Class II nominees named below be elected as a Class II director for a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes present and entitled to vote at the Annual Meeting, which means that the three individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
Each person nominated for election has agreed to serve if elected, and management and the Board have no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for no nominees as a result of the inability of either nominee to serve.
There are no family relationships among our directors and executive officers.
Our Board recommends a vote FOR the election of Ms. Barbara Pilarski and Ms. Maria Pinelli.
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INFORMATION ABOUT OUR BOARD AND NOMINEES
Director Nominees
The nominees and their ages, occupations, and length of service on our Board as of the Record Date, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
NAME	AGE	POSITION	DIRECTOR SINCE
Barbara Pilarski(1)	62	Director	2022
Maria Pinelli(2)(3)	63	Director	2021
(1) Member of the nominating and corporate governance committee
(2) Chair of the audit committee
(3) Member of the compensation committee
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BARBARA PILARSKI DIRECTOR AGE: 62 DIRECTOR SINCE: January 2022 COMMITTEES: Nominating and Corporate Governance
Ms. Pilarski has served as a member of our Board since January 2022. Ms. Pilarski has served as the Global Head of Business Development at Stellantis since March 2021 and has announced her intention to retire in 2026. Prior to joining Stellantis, Ms. Pilarski was employed at FCA US LLC (“FCA”) since 2009, having served as Head of Business Development for the North America region from March 2019 to February 2021, Head of Human Resources for the North America region from September 2017 to March 2019, and Head of Business Development for the North America region from June 2009 to September 2017. Prior to her employment at FCA, Ms. Pilarski served in various business development and finance positions within Chrysler LLC, DaimlerChrysler Corporation, and Chrysler Corporation since September 1985. Ms. Pilarski is the Executive Sponsor of the Stellantis Women’s Business Resource Group, which is dedicated to pursuing the professional development and advancement of female employees. Ms. Pilarski currently serves on the Board of Corewell Health.
SKILLS & EXPERIENCE
Ms. Pilarski has a B.S. in Business Administration from Wayne State University and an M.B.A. from the University of Michigan. We believe that Ms. Pilarski’s leadership and business development roles at international companies and extensive experience in transportation and manufacturing qualify her to serve on our board.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
None

MARIA PINELLI DIRECTOR AGE: 63 DIRECTOR SINCE: September 2021 COMMITTEES: Audit (Chair) Compensation
Ms. Pinelli has served as a member of our Board since September 2021. Ms. Pinelli has served as the Chief Executive Officer of Strategic Growth Advisors, LLC since December 2020. From July 2017 to December 2020, Ms. Pinelli led Ernst & Young LLP’s (“EY”) Consumer Products and Retail sector. From July 2011 to June 2017, Ms. Pinelli was a Global Vice Chair of EY and led EY’s Global Strategic Growth Business unit with a focus on serving entrepreneurs, private and public companies poised for exponential growth. During the same period, she also served as EY’s Global IPO Leader, helping clients prepare for the public markets including initial public offering readiness, Sarbanes-Oxley Act compliance and how to manage stakeholder expectations. Prior to leading this global business of EY, Ms. Pinelli was EY’s Americas Director of Strategic Growth Markets from 2006 to 2011. She has led more than 20 IPOs in four different countries, more than 25 M&A transactions worldwide and speaks frequently on capital markets, and has testified as an expert before the U.S. Financial Services Committee.
SKILLS & EXPERIENCE
Ms. Pinelli holds a B.Com. in Commerce from McMaster University and is a CPA in the United Kingdom and Canada. We believe that Ms. Pinelli is well-qualified to serve on our board due her international business and leadership roles, professional experience in the areas of finance, accounting, and audit oversight and her extensive experience in advising growth companies.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
Globant S.A.

—
Brightstar Lottery PLC

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Continuing Directors
The following is biographical and certain other information for each of our continuing directors as of the Record Date.
NAME	AGE	POSITION	CLASS	DIRECTOR SINCE
Adam Goldstein	46	Director	Class III	September 2021
Oscar Munoz(1)	67	Director	Class III	September 2021
Fred Diaz(2)(3)	60	Director	Class I	September 2021
Deborah Diaz(3)(4)	68	Director	Class I	September 2021
(1) Member of the compensation committee
(2) Chair of the compensation committee
(3) Member of the audit committee
(4) Chair of the nominating and corporate governance committee
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ADAM GOLDSTEIN FOUNDER, CEO AND DIRECTOR AGE: 46 DIRECTOR SINCE: September 2021 COMMITTEES: None
Mr. Goldstein is Archer’s founder and serves as our CEO. From September 2021 to April 2022, Mr. Goldstein served as our Co-CEO and Co-Chairperson of our Board. Prior to the go-public transaction, Mr. Goldstein served as the President and CEO of Archer and a member of its board. Prior to founding Archer, Mr. Goldstein also co-founded and led Vettery from November 2012 to December 2019. Before Vettery, Mr. Goldstein served as Co-Managing Partner of Minetta Lane Capital Partners from March 2011 to August 2012. From February 2011 to November 2019 Mr. Goldstein served as Portfolio Manager at Plural Investments and from September 2005 to October 2009 Mr. Goldstein served as a Senior Analyst at Cedar Hill Capital Partners. Mr. Goldstein currently serves on the board of trustees of the Museum of American Finance.
SKILLS & EXPERIENCE
Mr. Goldstein holds a B.S. in Business Administration from the University of Florida and an M.B.A. from NYU Stern School of Business. We believe that Mr. Goldstein’s role as co-founder and Chief Executive Officer and his extensive insight into Archer qualify him to serve on our board.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
None

OSCAR MUNOZ DIRECTOR AGE: 67 DIRECTOR SINCE: September 2021 COMMITTEES: Compensation
Mr. Munoz has served as a member of our Board since September 2021. Mr. Munoz served as Chairman and CEO of United Airlines from September 2015 to May 2021. He also served as a member of the board of United Continental Holdings, Inc. from October 2010 to June 2021. Before joining United’s executive team, Mr. Munoz served in several roles at CSX Corporation from May 2003 to September 2015, including President, COO, CFO, and Executive Vice President. Mr. Munoz previously served on the board of Continental Airlines, Inc. from May 2004 until its acquisition by United Airlines in October 2010. From January 2001 to April 2003, Mr. Munoz served as CFO of Consumer Services at AT&T. Before that, Mr. Munoz served as SVP of Finance and Administration at U.S. West from July 1997 to December 2000. Mr. Munoz also served in various leadership roles for The Coca-Cola Company from June 1986 to June 1997 and for PepsiCo from June 1982 to June 1986. Mr. Munoz currently serves on the board of Univision Communications Inc. as well as an independent trustee on Fidelity Investments’ Equity & High-Income Fund. Mr. Munoz also currently serves on the board of trustees of the University of Southern California and The Brookings Institution.
SKILLS & EXPERIENCE
Mr. Munoz holds a B.A. in Finance and Strategy from USC’s Marshall School of Business and an MBA from Pepperdine University. We believe that Mr. Munoz’s deep understanding of the airline and transportation industries and executive experience at complex multi-national businesses qualify him to serve on our board.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
CBRE Group, Inc.

—
Salesforce.com, Inc.

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DEBORAH DIAZ DIRECTOR AGE: 68 DIRECTOR SINCE: September 2021 COMMITTEES: Nominating and Corporate Governance (Chair) Audit
Ms. Diaz has served as a member of our Board and audit committee and as the Chair of the nominating and corporate governance committee since September 2021. As CEO and VC Advisor of Catalyst ADV, Ms. Diaz manages a strategic growth advisory firm specializing in business transformation, innovative technologies, advanced manufacturing and strategic partnerships since December 2016. Ms. Diaz served as National Aeronautics and Space Administration’s (“NASA”) Chief Technology Officer and Deputy Chief Information Officer from November 2009 to October 2016, where she was responsible for NASA’s global system infrastructure, technology pilots, and risk management. From January 2007 to November 2009, Ms. Diaz served as Deputy Chief Information Officer for the United States Patent and Trademark Office. From October 2002 to January 2007, Ms. Diaz was the Senior Technical Advisor to create the U.S. Department of Homeland Security and also the Chief Information Officer for Science and Technology. Ms. Diaz brings decades of experience with industry and international organizations overseeing large operational staffs and budget, ESG implementation, and global business joint ventures. Ms. Diaz currently serves on the Board of Section IO and on the advisory board of Equinix and Intel Corporation. Ms. Diaz formerly served on the board of Dell Technologies GAB, Forcepoint EAB, Battle Resource Management, Inc., Intelvative, Inc., eKuber Ventures, Lincolnia LLC and ZeroAvia Inc.
SKILLS & EXPERIENCE
Ms. Diaz is National Association of Corporate Directors “Directorship” and Directors Academy “Board Director” certified. She holds an M.S. in International Business from Colorado State University and B.S. in Business Administration from Stonehill College. Ms. Diaz is also a licensed single engine pilot. We believe that Ms. Diaz’s broad experience working with innovative technologies and leadership in multiple high-risk market evolutions in both the private sector and government qualify her to serve on our board.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
Primis Financial Corp.

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FRED M. DIAZ LEAD INDEPENDENT DIRECTOR AGE: 60 DIRECTOR SINCE: September 2021 COMMITTEES: Compensation (Chair) Audit
Mr. Diaz has served as a member of our Board since September 2021. Mr. Diaz served as President, CEO and Chairman of the board of Mitsubishi Motors North America from April 2018 to April 2020. Before that, Mr. Diaz served as General Manager in Charge, Performance Optimization Global Marketing and Sales of Mitsubishi Motors Corporation in Japan, from July 2017 to April 2018. From April 2013 to July 2017, Mr. Diaz served in a number of roles for Nissan Motor Corporation, including Division Vice President & General Manager—North American Trucks and Light Commercial Vehicles, Sr. Vice President Sales, Marketing, Product Planning and Operations, and Division Vice President, Sales, Marketing, Product Planning and Parts & Service. Mr. Diaz also served in several roles for Fiat Chrysler Automobiles from 2004 to 2013, including President and CEO Ram Truck Brand, President and CEO Chrysler Mexico, Head of National Sales and National Director of Marketing Communications.
SKILLS & EXPERIENCE
Mr. Diaz holds a B.S. in Business Administration and Management with a Minor in Psychology from Texas Lutheran University and an M.B.A. from Central Michigan University. We believe that Mr. Diaz’s executive experience in various CEO and C-suite leadership roles as well as his robust sales, marketing, operations and product planning background in the automotive industry qualify him to serve on our board.
OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS
—
Valero Energy Corporation

—
Smith & Wesson Brands, Inc.

—
Site One Landscape Supply Inc. (f/k/a as John Deere Landscapes LLC)

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2	APPROVAL OF REDOMESTICATION OF THE COMPANY TO TEXAS BY CONVERSION
We are seeking stockholder approval to convert the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”) (such conversion of the Delaware Corporation into the Texas Corporation, the “Redomestication”), subject to the conditions described below. Upon completion of the Redomestication, the Company will become a Texas corporation and will continue to operate its business under the current name, “Archer Aviation Inc.”
This proposal (the “Redomestication Proposal”) generally uses the term “stockholder” when referring to stockholders in the context of Delaware law (which uses the term “stockholder”) or the Delaware Corporation, and to the term “shareholder” when referring to shareholders in the context of Texas law (which uses the term “shareholder”) or the Texas Corporation, but the terms “stockholder” and “shareholder” should be considered interchangeable.
Principal Terms of the Redomestication
The Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement.
Through the adoption of the Plan of Conversion, as of the effective time of the Redomestication (the “Effective Time”):
•
The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “Archer Aviation Inc.” The corporate existence of Archer Aviation, Inc. will not cease at any time.

•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Texas law. See “Comparison of Stockholder Rights under Delaware and Texas Law” below.

•
The Company will cease to be governed by its amended and restated certificate of incorporation (the “Delaware Charter”) and amended and restated bylaws (the “Delaware Bylaws”), which are included as Appendix C and Appendix D, respectively, and will instead be subject to the provisions of the Texas Certificate of Formation (the “Texas Charter”) and the Texas Bylaws (the “Texas Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Proxy Statement. See “Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws” below.

•
The Redomestication will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Redomestication).

•
Each outstanding share of our Class A common stock, par value $0.0001 per share (“Delaware Corporation Common Stock”), will automatically become one outstanding share of Class A common stock, par value $0.0001 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion.

•
Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.

•
Each outstanding restricted share, restricted stock unit, warrant, option, purchase right, or right to acquire shares of Delaware Corporation Common Stock will continue in existence and automatically become a restricted share, restricted stock unit, warrant, option, purchase right, or right to acquire an equal number of shares of Texas Corporation Common Stock, as applicable, under the same terms and conditions.

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•
The Texas Corporation Common Stock will continue to be traded on The New York Stock Exchange under the symbol “ACHR.” We do not expect any interruption in the trading of our Class A common stock as a result of the Redomestication.

If the Redomestication Proposal is approved by our stockholders at the Annual Meeting, we expect that the Redomestication will become effective promptly following the Annual Meeting. The Company intends to make filings with the Secretary of State of Delaware and the Secretary of State of Texas to effect the Redomestication, and does not anticipate making any other filings to effect the Redomestication.
The Redomestication may be delayed or abandoned by action of the Board at any time prior to the Effective Time, whether before or after the approval by our stockholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders.
Background of the Redomestication Proposal
Archer operates in a highly competitive industry characterized by rapidly changing technology and regulatory conditions. As we advance toward commercialization of air taxis, we will continue to collaborate closely with regulators at the federal, state, and local levels to shape the infrastructure, policy, and public trust necessary for the future of advanced aviation. Our Board and management view a predictable, stable, and business-friendly legal and regulatory environment as a critical foundation for the rapid, informed decision-making that can drive growth and long-term stockholder value.
As part of its general oversight function, the Board and the nominating and corporate governance committee, in consultation with management, monitor corporate governance matters affecting the Company, including its state of incorporation and the laws governing it. For over a century, Delaware has been the incorporation home of choice for the majority of U.S. corporations, including the Company, drawn by its specialized business courts, responsive judiciary, and a deep body of corporate case law that historically provided certainty on governance and transactional matters. In recent years, however, a series of consequential Delaware Court of Chancery decisions have prompted a growing number of high-profile companies to redomesticate to competing jurisdictions—most notably Texas and Nevada. Management has been closely tracking these developments since late 2024, including amendments to the DGCL adopted in response to those decisions, the growing number of redomestications, and the legislative actions taken by Texas and Nevada to attract corporate domiciles.
Against this backdrop, management provided the Board and the nominating and corporate governance committee with updates on these developments, as described below.
The Board’s Evaluation Process
The Board considered various factors in reaching its decision to approve the Redomestication and to recommend that our stockholders approve the Redomestication.
At the nominating and corporate governance committee meeting on February 6, 2025, the committee discussed with management, for the first time, reports that several high-profile Delaware corporations were redomesticating or considering redomestication to other states in light of recent decisions from the Delaware Court of Chancery. These decisions had some corporations and their counsel questioning the long-standing predictability of the Delaware courts that corporations and their counsel have come to rely upon over many decades and the potential impact of this diminishing predictability on corporate structuring and planning under Delaware law, and were perceived by some as reflecting a more negative judicial tone towards boards and management. The nominating and corporate governance committee directed management to continue monitoring these developments.
At the Board meeting on February 20, 2025, management presented on developments in Delaware, including the Court of Chancery decisions and the reaction to these decisions, the potential advantages and disadvantages of redomestication, and the process for effecting a redomestication. The Board directed management to continue its discussions with outside legal advisors and other experts regarding a potential redomestication in light of the Company’s objectives.
In evaluating a potential redomestication of the Company, management focused on various factors it believed were particularly relevant to the Company, based on its discussions with the Board, including:
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•
the Company’s planned business operations and local ties in Texas;

•
the evolving legal and judicial landscape in Delaware, Nevada and Texas;

•
the corporate law developments in Delaware, Nevada and Texas;

•
differences between state laws, including around governance and shareholder rights;

•
differences between state litigation rights, case law and court systems;

•
differences between the Delaware Court of Chancery, Nevada’s business docket, and the Texas Business Court;

•
investor perception and the possible impact of a redomestication on the Company’s market value or reputation;

•
possible risks and opportunities related to redomestication; and

•
transaction costs.

Throughout the presentations, the committee raised various questions regarding the potential advantages and disadvantages of each jurisdiction, as well as the potential risks and opportunities associated with redomestication. Management and outside legal counsel responded to these questions. The committee also requested from management certain additional data and information to help inform its decision. Following the presentations, in-house legal counsel and representatives from Fenwick discussed the redomestication process and next steps.
Following the February and March nominating and corporate governance committee and Board meetings, it was requested that management continue to engage with legal advisors and other experts, including the Chief Executive Officer of the Alliance for Corporate Excellence (who participated in drafting the amendments to the TBOC, which were subsequently adopted in May 2025 (as described below)), as well as Dr. Shane Goodwin, Associate Dean and Finance Professor at Southern Methodist University and board leadership fellow at the National Association of Corporate Directors (NACD) to evaluate the potential redomestication of the Company.
During 2025, the Company’s Chief Strategy & Legal Officer, Eric Lentell, testified before both the Texas Senate and House Judiciary & Civil Jurisprudence Committees at hearings to discuss certain proposed amendments to Texas law and discussed with Texas senators and representatives the state’s efforts to establish itself as a leading state for legal domestication and corporate decision making.
On March 25, 2025, the Governor of Delaware signed into law certain amendments to the DGCL (the “DGCL Amendments”). The DGCL Amendments, among other things, provide safe harbors for transactions between a Delaware corporation and its directors, officers and controlling stockholders, and impose conditions on, and clarify the scope of materials that must be produced in response to proper stockholder books and records demands. It has been suggested that the DGCL Amendments were adopted in order to address perceived transactional uncertainty and reduce nuisance litigation.
At the Board meeting on April 22, 2025, management reviewed the history behind the Company’s selection of Delaware as the Company’s initial jurisdiction for incorporation, noted various legal matters brought against the Company under Delaware law since 2021, and provided an update on Delaware developments, including the effects and corporate and legal community reaction to the recently adopted DGCL Amendments. Management then presented a comparison of the perceived advantages and disadvantages of Delaware incorporation against Texas and Nevada, which included a discussion of proposed legislative reforms in Texas. The Board subsequently discussed and asked questions about the potential advantages, opportunities, and costs of each jurisdiction and redomestication, directing management to provide further updates on potential redomestication.
At the nominating and corporate governance committee meeting on May 1, 2025, management provided an update on its ongoing diligence around a potential redomestication, including its consideration of various governance, operational and legal factors, including the recently adopted DGCL Amendments and reaction to the DGCL Amendments, and its current views on redomestication.
On May 14, 2025, the Governor of Texas signed into law amendments to the TBOC (the “TBOC Amendments”), substantially in the form initially proposed. Perhaps most significantly, the TBOC Amendments codified the business
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judgment rule. Under the TBOC Amendments, a breach of duty claim may be brought against a director only if the plaintiff can rebut one or more of the business judgment rule’s presumptions and prove intentional misconduct, fraud, an ultra vires act or a knowing violation of law. In addition, under the TBOC Amendments, emails, texts, social media posting and similar electronic communications are not generally considered books and records of a corporation unless such items effectuate a corporate act. While this is generally consistent with the analogous DGCL books and records statute, these materials may be available under limited circumstances in Delaware. The TBOC Amendments also allow certain Texas corporations to include in their governing documents a provision establishing a minimum ownership threshold, not higher than 3% of the outstanding stock, that must be held by one or more shareholders in order to bring a derivative claim, and permit Texas corporations to include in their governing documents an enforceable waiver of the right to a jury trial concerning any internal entity claim. The TBOC defines an “internal entity claim” as a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the “internal affairs” of the entity, meaning the rights, powers, and duties of its governing authority, governing persons, officers, owners, and members; and matters relating to its membership or ownership interests.
At the nominating and corporate governance committee meeting on July 16, 2025, management provided an update on its redomestication evaluation, and developments in Texas, particularly the recently adopted TBOC Amendments.
At the Board meeting on July 30, 2025, management provided an update on its redomestication evaluation, described the recently adopted TBOC Amendments and the corporate and legal community reaction to the TBOC Amendments. Management also identified public companies that had recently redomesticated or were proposing to redomesticate out of Delaware to Texas or Nevada, and the reasons cited by these companies for doing so. Management responded to various questions from the Board regarding a potential redomestication.
At the nominating and corporate governance committee meeting on February 5, 2026, management advised the committee that based on its evaluation of the potential advantages and disadvantages, risks and opportunities, it was recommending that the Company redomesticate to Texas. Management cited several reasons for recommending redomestication to Texas, including Texas’s more code-based approach to corporate law, which could offer greater predictability by reducing reliance on judicial interpretation. Management also concluded that Texas was the best jurisdiction for advancing the Company’s strategic objectives, given its pro-business culture, as evidenced by its recent legislative reforms aimed at modernizing corporate law, streamlining governance processes, and limiting opportunistic litigation, and its emergence as a leading jurisdiction for technology-focused businesses, and opportunities for the Company to operate in the state under the White House’s eVTOL Integration Pilot Program (“eIPP”). The committee again reviewed the TBOC Amendments with management. It also considered the potential risks of redomestication in Texas and ways the Company could possibly mitigate these risks, as well as the process for redomestication and the principal terms of a potential redomestication. The committee also reviewed with management the list of public companies that have recently submitted proposals to redomesticate from Delaware to Texas for stockholder approval, including the voting results of such proposals. Following extensive discussion, the nominating and corporate governance committee unanimously recommended the Board approve the Redomestication.
At the Board meeting on February 18, 2026, management and the nominating and corporate governance committee delivered their recommendation that the Company redomesticate from Delaware to Texas. The Board posed various questions to management and then engaged in an extensive discussion regarding the potential advantages and disadvantages and risks and opportunities of redomesticating to Texas. The Board also considered Nevada but determined Texas was the better fit given Archer’s planned operational presence in the state, Texas’s established business courts, and the increased predictability and clarity provided by the TBOC. Following such discussion, the Board directed management to prepare the Redomestication Proposal and other necessary documents and disclosures for the Redomestication for the Board’s consideration and approval.
Board’s Recommendation
On April 15, 2026, the Board unanimously adopted resolutions (the “Redomestication Resolutions”), included as Appendix A to this Proxy Statement, (i) approving the Redomestication and the Plan of Conversion and (ii) recommending the Redomestication, the Plan of Conversion and the Redomestication Resolutions be approved and adopted by the Company’s stockholders.
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Reasons for the Redomestication
As described below, our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its stockholders.
Texas’ Innovative Approach to Corporate Law and Business Friendly Mindset
Archer is developing the technologies and aircraft to power the future of advanced aviation. As a company operating in a rapidly evolving and highly innovative industry, Archer requires a legal framework that enables agile, forward-looking decision-making in support of our mission to lead the transformation of urban air transportation. After careful consideration, the Board and management have determined that Texas provides the best framework to achieve that mission.
Texas has emerged as a leading innovator in corporate law through the recently adopted TBOC Amendments, which modernize corporate governance, enhance statutory clarity, and codify key protections for boards and shareholders, most notably through clear and consistent standards for reviewing director and officer conduct that provide a degree of legal predictability that does not currently exist under Delaware law. This clarity directly serves stockholder interests by enabling sound, timely business decisions. Beyond its legal framework, Texas is one of the largest economies in the world, with a pro-business regulatory climate that minimizes administrative burden, fosters innovation and economic growth. The Board believes Texas has shaped a policy and regulatory environment that takes into account many of the ways corporations seek to maximize stockholder value.
While Delaware has historically been recognized for its well-developed body of case law, the Board views Texas’s code-based approach as better suited to Archer’s strategic needs. The Board also considered the recent DGCL Amendments but determined they may not fully address the Company’s concerns, particularly given the significant political controversy surrounding their adoption and the resulting uncertainty as to how they will be applied.
Growing Ties to Texas
The Company is partnering with the Texas Department of Transportation for the deployment of its air taxis and early operations under the eIPP. The Company expects to collaborate closely with the state regulators, local partners, and host communities, to carry out a range of use cases for its aircraft in Texas to build public trust and drive adoption of air taxis.
We believe that becoming a Texas corporation would send a strong signal of our commitment to the state and its communities. Aligning our state of incorporation with a state where we are actively investing in local relationships, infrastructure, and community partnerships creates a strategic foundation that we believe will advance market adoption and support long-term value creation for our stockholders.
By comparison, we have no meaningful ties to Delaware. We currently have no operations in the state and no plans for operations in the state. Delaware was chosen as our state of incorporation because of its legal framework, not because of any operational or commercial connection to the state.
Managing Litigation Risk
As a company operating in the rapidly evolving eVTOL aircraft industry, our ability to move decisively across transactions, capital allocation, and strategic partnerships depends on a legal environment that supports sound board decision-making without the distraction and cost of opportunistic litigation. Texas has implemented a comprehensive set of protections against frivolous derivative claims, including: (i) a formal written demand requirement before stockholders may bring a derivative claim; (ii) applying the business judgment rule to independent board committee decisions involving transactions with controlling shareholders, directors, or officers; (iii) a 5% minimum ownership threshold or six-month holding period for books-and-records inspection rights, with the ability to deny inspection demands from stockholders with ongoing or anticipated litigation; and (iv) a prohibition on attorney fee awards in derivative proceedings that result only in disclosure-only settlements.
In addition, the TBOC permits Texas corporations to require that stockholders bringing derivative claims beneficially own up to 3% of outstanding shares at the time of filing. We plan to adopt this threshold, which we believe will help ensure that derivative litigation is led by stockholders with a genuine financial stake in the Company rather than
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opportunistic litigants, thereby reducing frivolous claims, preserving capital, and strengthening our ability to attract and retain qualified directors and executives.
Franchise Tax Savings
As a Delaware corporation with operations in California, the Company currently has tax obligations in both states. For the most recent period, it paid approximately $250,000 in Delaware franchise taxes, which would no longer be required if the Redomestication is completed. The Company’s California tax obligations would remain unchanged. Texas does not have a similar tax based on outstanding equity; Texas’s franchise tax is based on taxable margin and is not affected by our jurisdiction of incorporation.
Certain Risks Associated with the Redomestication
Although the Board believes that the Redomestication is in the best interests of the Company and its stockholders, there can be no assurance that the Redomestication will result in all or any of the contemplated benefits described in this Proxy Statement.
For a comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Texas law, see “Comparison of Stockholder Rights under Delaware and Texas Law” below.
Extensive Delaware Case Law and Established Court System
The Delaware Court of Chancery and Supreme Court are highly experienced business courts. They have an extensive body of case law on fiduciary duties, corporate governance, and commercial matters. Trials in the Chancery Court are heard by judges, who are experts in corporate law, appointed for 12-year terms, and Delaware statutory law is regularly updated by the legislature to address evolving business needs.
In contrast, Texas only recently established a dedicated Business Court, which began hearing corporate cases in September 2024. Texas judges are appointed for shorter terms (two-year terms), dispositive motion practice is more limited, and corporate governance cases may be tried to juries, unless a corporation waives that right in its charter. Additionally, certain important common law doctrines under Delaware law have not been adopted in Texas, and Texas courts may need to decide matters as a matter of first impression. As a result, the Company would not have the same breadth of precedent in Texas to anticipate the legality of corporate affairs or shareholder challenges.
It is possible that familiarity with Delaware corporate law and perceptions regarding the breadth and stability of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is also possible that these external perceptions regarding Delaware corporate law may impact the behaviors of such third parties, which could have an adverse effect on our business.
Annual versus Biennial Review of Corporate Statutes
The DGCL is reviewed annually, unlike the TBOC, which is reviewed every two years. The Council of the Corporation Law Section of the Delaware State Bar Association meets nearly year-round to review, recommend, and develop changes to the DGCL through specialized subcommittees, drawing on input from a large national and international bar. Proposed updates are submitted to the Delaware legislature in response to developments in practice and case law, allowing timely legislative action. Because the Texas legislature meets less frequently (every two years), it may not be able to respond to market and legal developments as quickly as Delaware.
Certain Differences Between Delaware and Texas Law
Although the Board has determined that the rights of stockholders under the DGCL and the TBOC are similar in many respects, the DGCL and Delaware case law collectively are different in certain respects from the TBOC and Texas case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section entitled “Comparison of Stockholder Rights under Delaware and Texas Law.”
The Board identified a handful of areas where the rule in Texas differs in some respect from the rule in Delaware. These were generally procedural differences and not relevant to the Company in the board of director’s view.
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The most potentially important area is related to anti-takeover protections. Both Delaware and Texas permit a range of anti-takeover defenses, including poison pills. Both have business combination provisions, though they apply at different ownership thresholds: 20% in Texas and 15% in Delaware. Both allow boards of directors to create new vacancies and to fill them, though Texas limits the number of such vacancies that can be filled without a stockholder vote to two in the period between any two annual meetings of stockholders. Another potential area of difference involved cash-out transactions and “Revlon duties”: Texas statutes allow directors to take into account “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, though in many circumstances they are allowed to also “just say no” to a potential transaction and take into account long-term interests.
Transaction Costs and Litigation Risk
We have incurred and will incur costs related to the Redomestication, including filing fees and legal and other transaction costs. We believe that most of the costs related to the Redomestication have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to stockholders regardless of whether the Redomestication is ultimately completed. Some costs are difficult to estimate, and additional unforeseen expenses may arise.
It is also possible that the Redomestication, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
What Changes After The Redomestication?
The Redomestication will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Redomestication, we will be governed by the TBOC instead of the DGCL, and we will be governed by the Texas Charter and Texas Bylaws. Approval of the Redomestication Proposal will constitute approval of the Texas Charter and Texas Bylaws. Our Delaware Charter and Delaware Bylaws will no longer be in effect following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Proxy Statement.
Certain Differences Between Delaware Charter and Bylaws and Texas Charter and Bylaws
The Texas Charter and Texas Bylaws have been drafted with an intent to reflect the Delaware Charter and Delaware Bylaws to the extent legally possible. Nonetheless, because of differences between the TBOC and the DGCL, certain differences will be in effect.
The Board is also proposing the following additional changes, which it has determined to be in the best interests of the Company and its stockholders:
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Adopting a minimum ownership threshold of at least 3% of our total outstanding shares for shareholders who wish to bring derivative suits.

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Applying a simple majority vote for any amendments to our charter and bylaws, eliminating the Delaware Charter’s supermajority voting requirement.

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Extending exculpation to our officers (similar to our directors) to the extent permitted by state law.

In addition, the proposed Texas Charter eliminates all references to the Class B common stock that appear in the Delaware Charter. Pursuant to the Delaware Charter, effective December 31, 2024, each outstanding share of Class B common stock automatically converted into an equal number of shares of Class A common stock, and no additional shares of Class B common stock have been or will be issued following that date.
The following is a summary of certain differences between the Texas Charter and the Delaware Charter and between the Texas Bylaws and the Delaware Bylaws (including the differences described above). This summary does not cover all the differences between the Delaware Charter and Delaware Bylaws and the Texas Charter and Texas Bylaws. This summary is subject to the complete text of the relevant provisions of the Texas Charter and Texas Bylaws and the Delaware Charter and Delaware Bylaws. We encourage you to read those documents carefully.
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Comparison of the Delaware Charter and Texas Charter
Shareholder Voting Threshold for Certain Business Transactions
Delaware Charter. Under the DGCL, certain fundamental transactions and charter amendments require approval by a majority of outstanding shares entitled to vote thereon, unless the charter specifies a higher threshold. The Delaware Charter does not specify a higher threshold, so the default majority vote standard applies.
Texas Charter. Under the TBOC, “fundamental business transactions”, such as mergers, sales of substantially all assets, and other transactions, require a default vote of 2/3 of the shareholders of each class, unless the charter specifies a lower voting threshold.
To align with the Delaware Charter and as permitted under the TBOC, the proposed Texas Charter provides that to the maximum extent permitted by the TBOC, but subject to the rights of any preferred stock holders and other provisions of the Texas Charter and Texas Bylaws, the vote of shareholders holding a majority of the voting power of all issued and outstanding shares entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Texas Corporation to take, or affirm the taking of, any action, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC.
Board Vacancies
Delaware Charter. The Delaware Charter provides that any director vacancy for any cause, and any newly created directorship resulting from any increase in the number of directors, shall be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders, unless the board so authorizes or such action is permitted by applicable law.
A director elected to fill a vacancy serves the remainder of the full term of the vacant seat, and until a successor is elected and qualified.
Texas Charter. The TBOC provides that director vacancies may be filled (1) by a vote of a majority of the remaining members of the board, (2) by a sole remaining director, or (3) by a vote of holders of a majority of the outstanding shares. The TBOC also limits the board to filling no more than two vacancies caused by a board size increase between any two annual meetings.
The proposed Texas Charter permits vacancies to be filled in any manner permitted by the TBOC, including by a majority of remaining directors (even if less than a quorum) or the sole remaining director.
A director elected to fill a vacancy serves the remainder of the predecessor’s term. A director appointed to fill a vacancy created by a board size increase serves only until the next annual or special meeting at which directors are elected or until such director’s earlier death, resignation, disqualification or removal. If that director was assigned to a class not otherwise up for re-election at that meeting, the director shall nonetheless be included in the slate of nominees at such meeting to serve the remaining term of the assigned class.
Stockholder Action by Written Consent
Delaware Charter. The current Delaware Charter prohibits stockholder action by written consent.
Texas Charter. Under the TBOC, shareholders have a statutory right to act by written consent in lieu of a meeting, but the consent must be unanimous, unless the corporation’s charter otherwise states that the matter may be approved by a lower number of shareholders, but no fewer votes than would be required at a meeting.
The proposed Texas Charter preserves this statutory right, permitting shareholders to act by unanimous written consent without prior notice or a vote. Any such action must be delivered to the Texas Corporation at its principal office.
Bylaw Amendments
Delaware Charter. The Delaware Charter permits the Delaware Bylaws to be adopted, amended or repealed by the board or by stockholders; however, any stockholder action requires the affirmative vote of the holders of at least 66 2∕3% of the voting power of all outstanding shares entitled to vote, voting together as a single class.
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Texas Charter. The proposed Texas Charter provides that the Texas Bylaws may be adopted, amended or repealed by the board or shareholders, as prescribed by the Texas Charter, Bylaws, or TBOC (currently, the affirmative vote of holders of a majority of the voting power of shares entitled to vote on the matter).
Director and Officer Liability
Delaware Charter. Delaware law permits a corporation to eliminate or limit the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for: (i) any breaches of the duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) a director’s unlawful payment of dividends or stock purchases or redemptions; (iv) transactions from which the director or officer derived an improper personal benefit; or (v) in the case of an officer, actions by or in the right of the corporation against an officer.
The Delaware Charter eliminates the personal liability of directors to the fullest extent permitted by Delaware law.
Texas Charter. The TBOC permits a corporation to eliminate or limit the personal liability of directors and officers for monetary damages for breach of fiduciary duty, except for: (i) breaches of the duty of loyalty; (ii) acts or omissions not in good faith that constitute a breach of duty or involve intentional misconduct or a knowing violation of law; (iii) transactions from which the director or officer derived an improper personal benefit; or (iv) acts or omissions for which liability is expressly provided by applicable statute.
The proposed Texas Charter eliminates the personal liability of directors and officers to the fullest extent permitted by Texas law, as it exists now or may be amended in the future.
Choice of Forum; Exclusive Forum
Delaware Charter. The Delaware Charter includes an exclusive forum provision, designating the Court of Chancery of the State of Delaware as the sole and exclusive forum, to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants, for (a) derivative claims, (b) claims for breach of fiduciary duty, (c) claims under the DGCL, the Delaware Charter or the Delaware Bylaws, (d) actions to interpret, apply, enforce or determine the validity of the Delaware Charter or the Delaware Bylaws, (e) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware, and (f) claims against the Company governed by the internal affairs doctrine.
Furthermore, unless the Delaware Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Texas Charter. The proposed Texas Charter provides that unless the Texas Corporation consents in writing to the selection of an alternative forum, the sole and exclusive venue and forum for (a) derivative claims, (b) claims for breach of fiduciary duty, (c) claims under the TBOC, the Texas Charter or the Texas Bylaws, (d) actions to interpret, apply, enforce or determine the validity of the Texas Charter or the Texas Bylaws, (e) any action or proceeding as to which the the Business Court (as defined below) has jurisdiction, and (f) claims against the Company governed by the internal affairs doctrine, shall be the Business Court in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas—Dallas Division (the “Federal Court”) or, if the Federal Court las jurisdiction, the state district court of Texas situated in Dallas County).
Furthermore, unless the Texas Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Jury Trial Waivers
Delaware Charter. The Delaware Charter does not include a waiver of the right to jury trials. Were a shareholder to file suit in the Delaware Court of Chancery, there would be no right to a jury trial as the Court of Chancery, as a court of equity, does not conduct jury trials.
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Texas Charter. In Texas, jury trials are available under certain circumstances. However, under the TBOC, a corporation may include a waiver of the right to a jury trial in its governing documents concerning any internal entity claim.
The proposed Texas Charter includes a waiver of the right to jury trial concerning any “internal entity claim” (as defined in the TBOC).
Amendments to Certificate of Incorporation / Certificate of Formation
Delaware Charter. The Delaware Charter reserves the right of the Company to amend, alter, change or repeal any of its provisions in the manner prescribed by statute, except as provided in Section B of Article VIII, and all shareholder rights granted subject to this reservation.
Nothwithstanding any provision therein or any provision of law permitting a lesser vote or no vote, the Delaware Charter requires the affirmative vote of the holders of at least 66 2∕3% of the voting power of all of the then outstanding shares of capital stock entitled to vote on matters, voting together as a single class, to alter, amend or repeal Articles V, VI, VII and VIII.
Texas Charter. The proposed Texas Charter reserves the right of the Company to amend, alter, change or repeal any of its provisions in the manner prescribed by the Texas Charter or the TBOC, with all shareholder rights, preferences and privileges granted subject to this reservation.
The proposed Texas Charter eliminates the 66 2∕3% supermajority voting provisions of the Delaware Charter, with the result being that a simple majority vote will be required to approve all amendments to the Texas Charter, as required by the TBOC.
Comparison of the Delaware Bylaws and Texas Bylaws
Calling of Special Shareholder Meetings
Delaware Bylaws. The Delaware Bylaws provide that special meetings of the stockholders may be called only by (1) the Chairperson of the board, (2) the Chief Executive Officer, or (3) the board. It also provides that the board may postpone, reschedule or cancel any special meeting it has called.
Texas Bylaws. The TBOC grants shareholders a statutory right to call special meetings. Accordingly, the proposed Texas Bylaws provide this right and permit special meetings to be called by (1) the Chairperson of the board, (2) the Chief Executive Officer, (3) the board, or (4) the holders of not less than 50% (or the highest percentage of ownership that may be required under the TBOC) of the corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.
The board may postpone or reschedule any special meeting called by the board or qualifying shareholders, but may only cancel a special meeting originally called by the board.
Proxies
Delaware Bylaws. The Delaware Bylaws provide that no proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period.
Texas Bylaws. The TBOC provides that no proxy will be valid for more than 11 months after the date the proxy is executed, unless provided in writing by the proxy. Accordingly the proposed Texas Bylaws provide that no proxy shall be voted after 11 months from its date of creation unless the proxy provides for a longer period.
Board Committees
Delaware Bylaws.The Delaware Bylaws provide that no committee of the board shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any provision of the Bylaws.
Texas Bylaws. Similar to the Delaware Bylaws, the proposed Texas Bylaws provide that each committee of the board, to the extent provided in a resolution of the board, may exercise all the powers and authority of the board
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in the managing the business and affairs of the Texas Corporation; except that no committee may (i) approve, adopt, or recommend to shareholders any matter the TBOC requires to be submitted to shareholders or prohibits from being delegated to a committee, or (ii) adopt, amend, or repeal any bylaw. The Texas Bylaws acknowledge, by reference to the TBOC, that committees are prohibited from taking certain additional actions under the TBOC. See “Comparison of Stockholder Rights under Delaware and Texas Law—Board Committees” below.
Advancement of Expenses
Delaware Bylaws. The Delaware Bylaws provide that as a condition to the advancement of expenses to any current or former director or executive officer, if the DGCL requires, such person must deliver to the Company an undertaking to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no right of appeal that such person is not entitled to be indemnified for such expenses.
Texas Bylaws. In addition to the undertaking described in the Delaware Bylaws, the TBOC requires an indemnitee seeking an advancement to deliver a good faith statement affirming their belief that they are entitled to indemnification for funds to be advanced.
The proposed Texas Bylaws incorporate this requirement by requiring the indemnitee to provide, in addition to the standard undertaking, any other documentation required by the TBOC, which would include such a good faith statement.
Ownership Threshold for Derivative Proceedings
Delaware Bylaws. The DGCL does not expressly authorize any minimum ownership threshold for stockholders seeking to bring derivative suits. Accordingly, the Delaware Bylaws similarly do not include such requirement.
Texas Bylaws. The TBOC permits certain corporations, including those listed on a national securities exchange, to impose a minimum ownership threshold of up to 3% of issued and outstanding shares for shareholders seeking to bring derivative suits. The proposed Texas Bylaws adopt this ownership threshold, requiring any shareholder or group of shareholders bringing a derivative proceeding on behalf of the Texas Corporation against a director or officer to beneficially own at least 3% of the Texas Corporation’s total outstanding shares.
Comparison of Stockholder Rights under Delaware and Texas Law
Texas corporate law, as governed by the TBOC, is similar in many respects to Delaware corporate law, as governed by the DGCL.The following is a summary of certain key differences between the rights of stockholders of a Delaware corporation and those of a Texas corporation, as well as differences in their respective corporate governance frameworks. This summary does not purport to be a complete description of all differences that may be relevant to you, and is qualified in its entirety by reference to the TBOC and the DGCL, the Delaware Charter and Delaware Bylaws, the Texas Charter and Texas Bylaws, and the body of case law in each jurisdiction.
Fiduciary Duties
DGCL. In Delaware, fiduciary duties are primarily developed by case law. Directors and officers owe duties of care and loyalty, encompassing the duties of good faith, oversight, and disclosure, to the corporation and its stockholders.
The duty of care requires directors not to act with gross negligence, including, depending on the facts and circumstances, by being well-informed and considering reasonably available relevant information. The duty of loyalty requires directors to act in good faith and under the belief that their actions will be best for the corporation and its stockholders.
Directors are “fully protected” when relying in good faith on the corporate records, reports, or statements from officers, employees, board committees, or other persons reasonably believed to have relevant expertise and who have been selected with reasonable care by or on behalf of the corporation.
TBOC. In Texas, fiduciary duties are primarily developed by case law. Directors and officers owe duties of loyalty, due care, and obedience, including the duty to comply with applicable law and the corporation’s governing documents.
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Directors and officers may rely on information, opinions, reports, or financial statements prepared or presented by officers, employees, legal counsel, certified public accountants, investment bankers, or other persons reasonably believed to possess relevant expertise, as well as board committees on which the director or officer does not serve.
Business Judgment Rule
DGCL. Under Delaware law, directors and officers are generally protected by the business judgment rule, which is a presumption that directors acted on an informed basis, in good faith, and in the honest belief that their decisions were in the company’s best interests. Courts will not second-guess business decisions unless this presumption has been rebutted for a majority of the directors involved. Even if rebutted, personal liability requires a finding of non-exculpated fiduciary misconduct; liability for breach of the duty of care further requires both gross negligence and the absence of an applicable exculpation provision in the certificate of incorporation.
The Delaware Charter has an exculpation provision which forecloses personal liability of directors for monetary damages for breach of fiduciary duty, to the fullest extent permitted by the DGCL as now in effect or as it may be amended in the future.
Delaware courts apply enhanced scrutiny in certain scenarios involving the adoption of defensive measures, certain change of control transactions, and interference with stockholder voting rights, reviewing directors’ actions for reasonableness. The entire fairness standard applies where a majority of the deciding directors were interested or lacked independence, or where the transaction involved a conflicted controlling stockholder. Under this standard, defendant fiduciaries bear the burden of demonstrating fair dealing and a fair price. However, where a statutory safe harbor applies under the DGCL, the act or transaction cannot be subject to equitable relief or give rise to monetary damages against directors, officers, or controlling stockholders.
TBOC. Under Texas law, directors and officers are generally protected by the business judgment rule. For corporations with a class or series of stock listed on a national securities exchange (or that have opted in), the TBOC codifies this protection through a statutory presumption that directors and officers act in good faith, on an informed basis, in furtherance of the corporation’s interests, and in obedience to applicable law and governing documents. This presumption applies to all matters of corporate business, including transactions with interested persons. To overcome it, a claimant must both rebut the presumption and prove an act or omission that constitutes a breach of duty and rises to the level of intentional misconduct, fraud, an ultra vires act, or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.
The proposed Texas Charter has an exculpation provision foreclosing personal liability of directors and officers for breaches of fiduciary duty, to the fullest extent permitted by the TBOC as now in effect or as it may be amended in the future.
Increasing or Decreasing Authorized Capital Stock, Including Number of Unissued Shares of a Series of Preferred Stock
DGCL. Under the DGCL, the board cannot increase or decrease the amount of authorized capital stock without stockholder approval. Notwithstanding the foregoing, if the corporation only has one class of stock outstanding and such class is not divided into series, then stockholder approval is not required to adopt an amendment to the certificate of incorporation that effects a forward stock split, unless specifically required by the certificate of incorporation, and, such amendments may also increase the number of authorized shares proportionately. See “Charter Amendments” below.
TBOC. Under the TBOC, the board may not unilaterally increase or decrease authorized capital stock without shareholder approval, except that authorized shares may be increased proportionately in connection with a forward stock split without shareholder approval, provided the corporation has only one class of stock outstanding and such class is not divided into series (unless the certificate of incorporation expressly requires shareholder approval).
With respect to a series of preferred stock established by the board pursuant to authority granted in the certificate of formation, the board may increase or decrease the number of shares in each such series without shareholder approval, unless the certificate of formation expressly restricts such action, provided that the number of shares in any series may not be decreased below the number then issued and outstanding.
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Number of Directors
DGCL. Under the DGCL, the number of directors is fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number, in which case any change requires an amendment to the certificate of incorporation.
TBOC. Under the TBOC, the number of directors is set by, or in the manner provided by, the certificate of formation or bylaws, except that the initial board size must be fixed in the certificate of formation. The number of directors may be increased or decreased by amendment to, or as otherwise provided by, the certificate of formation or bylaws. If neither document sets the board size or provides a method for determining it, the number of directors defaults to the size of the initial board as set in the certificate of formation.
Procedures for Filling Vacant Directorships
DGCL. Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum, or by a sole remaining director; and (2) vacancies in directorships designated for election by a particular class or series of stock may be filled by a majority of the directors elected by that class or series then in office, or by the sole remaining director so elected.
In a classified board, directors appointed under (1) above serve until the next election of their class and until their successors are elected and qualified. Directors appointed under (2) above serve for the term specified in the certificate of incorporation.
TBOC. Under the TBOC, vacancies may be filled by a majority of the remaining directors, even if less than a quorum, or by shareholder election at an annual or special meeting called for that purpose. A director elected to fill a vacancy serves the remainder of the predecessor’s unexpired term and until a successor is elected and qualified.
A directorship created by a board size increase may be filled by the shareholders or the board, but only for a term continuing until the next shareholder election of directors. The board may not fill more than two such directorships between any two successive annual meetings.
Unless otherwise authorized by the certificate of formation, a vacancy in a directorship designated for election by a particular class or series of shares or group of classes or series of shares may be filled only by (1) a majority of the directors then in office elected by that class, series or group, (2) the sole remaining director so elected, or (3) the affirmative vote of the holders of the outstanding shares of that class, series or group.
Removal of Directors
DGCL. Under the DGCL, subject to the exceptions discussed below, holders of a majority of the voting power of the shares then entitled to vote at an election of directors may remove a director or the entire board with or without cause.
Unless the certificate of incorporation provides otherwise, where the board of a Delaware corporation is classified (i.e., elected for staggered terms), a director may only be removed by stockholders for cause.
Where the certificate of incorporation provides that separate classes or series of stockholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal without cause of such a director, only the votes of the holders of such a class or series are considered.
TBOC. Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board with or without cause. Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, as ours currently is, a director may only be removed for cause.
If the certificate of formation expressly permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if
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cumulatively voted at an election of the entire board, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for the removal of such a director, only the votes of the holders of such a class or series are considered.
Board Committees
DGCL. Under the DGCL, the board may, by resolution, designate one or more committees, each consisting of one or more directors. The board may also designate one or more director(s) as alternate committee members who can replace any absent or disqualified member. The board can authorize any committee to have and to exercise all the powers and authority of the board in the management of the business, but no committee of a corporation (like the Company) formed after July 1, 1996 (like the Company) can: (1) approve, adopt, or recommend to the stockholders any action or matter (other than election or removal of directors) expressly required by statute to be submitted to stockholders for approval; or (2) adopt, amend, or repeal any bylaw.
TBOC. Under the TBOC, the board may designate committees composed of one or more directors if authorized by the certificate of formation or bylaws. Once appointed, a committee has the full authority of the board, subject to any limitations imposed by the authorizing resolution, the certificate of formation, the bylaws, or the TBOC. A committee cannot (1) amend the certificate of formation, except to establish a series of shares, change the number of shares in a series, or eliminate a series of shares; (2) propose a reduction of stated capital; (3) approve a plan of merger, share exchange, or conversion; (4) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the ordinary course of business; (5) recommend to the shareholders a voluntary winding up and termination or revocation of such action; (6) amend, adopt, or repeal bylaws; (7) fill board vacancies; (8) fill committee vacancies or designate alternate committee members; (9) fill vacancies due to an increase in the number of directors; (10) elect or remove officers or committee members; (11) set committee member compensation; or (12) alter or repeal a board resolution that states that the board resolution cannot be amended or repealed by a committee.
Action by Written Consent of Directors
DGCL. Under the DGCL, unless restricted by the certificate of incorporation or bylaws, the board may act without a meeting by unanimous written consent.
TBOC. Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, an action of the board may be taken without a meeting by unanimous written consent stating the action taken.
Action by Written Consent of Stockholders
DGCL. Under the DGCL, unless otherwise provided in the certificate of incorporation, stockholders may act without a meeting, without prior notice, and without a vote, by written consent of stockholders holding at least the minimum number of votes required to authorize such action at a duly held meeting. If less than unanimous written consent is obtained, the corporation must promptly notify the non-consenting stockholders of the action taken.
TBOC. Under the TBOC, shareholders may act without a meeting, without prior notice, and without a vote, by written consent of (1) all shareholders, or (2) if authorized by the certificate of formation, shareholders holding at least the minimum number of votes required to authorize such action at a duly held meeting. If less than unanimous written consent is obtained, the corporation must promptly notify the non-consenting shareholders of the action taken.
Special Meetings of the Stockholders
DGCL. Under the DGCL, special meetings may be called by the board or any other person authorized by the certificate of incorporation or bylaws. Stockholders have no statutory right to call a special meeting, though such a right may be granted by the certificate of incorporation or bylaws. Only business stated in the notice of meeting may be conducted at a special meeting.
TBOC. Under the TBOC, special meetings may be called by (1) the president, the board, or any other person authorized by the certificate of formation or bylaws, or (2) holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of shares entitled to vote, or, if no percentage is specified, at least 10%
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of all shares entitled to vote at the proposed meeting. Unlike the DGCL, the TBOC prohibits a corporation from eliminating shareholders’ right to call a special meeting.
Adjournment of Stockholder Meetings
DGCL. Under the DGCL, unless the bylaws provide otherwise, a meeting of stockholders may be adjourned without additional notice if the time, place, and means of remote communication for the adjourned meeting are (1) announced at the meeting, (2) displayed on the electronic network used for the meeting, or (3) set forth in the original notice of meeting. However, if the adjournment exceeds 30 days or a new record date is fixed for the adjourned meeting, notice must be given to each stockholder entitled to vote. Any business that could have been transacted at the original meeting may be transacted at the adjourned meeting.
TBOC. Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders lacking a quorum may be adjourned to a time and place determined by a majority vote of the shares present or represented by proxy at the meeting. The TBOC does not include specific provisions governing notice requirements or the scope of business that may be transacted at an adjourned meeting. Generally, at a special meeting, only business within the purposes described in the notice may be conducted.
Voting by Proxy
DGCL. Under the DGCL, a stockholder may authorize another person to act as such person’s proxy. A proxy is valid for three years from its date of execution unless the proxy expressly provides for a longer period.
TBOC. Under the TBOC, a shareholder may authorize another person to act as such person’s proxy. A proxy is valid for eleven months from the date of execution unless the proxy expressly provides for a longer period.
Quorum and Required Vote for Stock Corporations
DGCL. Under the DGCL, the certificate of incorporation or bylaws may specify quorum and voting requirements, provided that a quorum may not consist of less than one-third of the shares entitled to vote at the meeting (or, where a separate class or series vote is required, less than one-third of the shares of such class or series).
In the absence of such specification: (1) a majority of the voting power of shares entitled to vote, present in person or represented by proxy at the meeting, constitutes a quorum; (2) all matters other than director elections require the affirmative vote of a majority of the voting power present at the meeting and entitled to vote on the matter shall be the act of the stockholders; (3) directors are elected by a plurality of votes present and entitled to vote on the election; and (4) where a separate class or series vote is required, a majority of the outstanding shares of such class or series present in person or represented by proxy at the meeting constitutes a quorum, and action (other than the election of directors) requires the affirmative vote of a majority of such shares present and entitled to vote.
A bylaw amendment adopted by stockholders specifying the votes required for director elections may not be further amended or repealed by the board.
TBOC. Under the TBOC, a quorum shall be established by the holders of a majority of shares entitled to vote, present in person or represented by proxy at the meeting, unless the certificate of formation specifies a higher threshold or a lower threshold of not less than one-third of the shares entitled to vote.
Directors are elected by a plurality of votes cast unless the certificate of formation or bylaws require a specified portion (not less than a majority) of (1) shares entitled to vote, (2) shares present or represented by proxy at the meeting and entitled to vote, or (3) votes cast at a meeting at which a quorum is present.
For matters other than director elections or those requiring a specified vote under the TBOC, shareholder action requires the affirmative vote of holders of a majority of shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a meeting at which a quorum is present. The certificate of formation or bylaws may modify this standard, provided the threshold is not less than a majority of(1) shares entitled to vote, (2) shares present or represented by proxy at the meeting and entitled to vote, (3) shares voted for or against, or (4) shares voted for, against, or expressly abstaining.
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Where the certificate of formation provides for more or less than one vote per share, references to a specified portion of shares are deemed to refer to the corresponding portion of votes entitled to be cast.
Stockholder Vote for Fundamental Business Transactions
DGCL. Under the DGCL, a majority of the outstanding stock of the corporation entitled to vote in such matters generally must approve fundamental changes, such as: (1) certain mergers or consolidations; (2) a sale, lease, or exchange of all or substantially all of the corporation’s assets (as described below); (3) dissolution; (4) conversion of a domestic corporation to other entities; and (5) transfer, domestication or continuance of a domestic corporation to a foreign jurisdiction. The certificate of incorporation may contain provisions requiring for any corporate action the vote of a larger portion of the stock or of any class or series than is otherwise required by the DGCL.
TBOC. Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, fundamental business transactions, including mergers, interest exchanges, conversions, and sales of all or substantially all assets outside the ordinary course of business, require approval by holders of at least two-thirds of the outstanding shares of each class entitled to vote. The certificate of formation may specify a different threshold, but not less than a majority of the outstanding shares entitled to vote.
Where a class or series is entitled to vote separately on a fundamental business transaction, the affirmative vote of at least two-thirds of the outstanding shares of each such class or series is also required, unless the certificate of formation specifies a lower threshold (not less than a majority). Shares voting as a class or series shall only be entitled to vote as a class or series on the fundamental business transaction unless otherwise entitled to vote generally or under the certificate of formation. However, a corporation may include in its certificate of formation a provision that all shares vote as a single class in all instances.
Stockholder Vote for Sales, Leases, Exchanges or Other Dispositions
DGCL. Under the DGCL, a corporation may sell, lease, or exchange all or substantially all of its assets upon such terms as the board deems expedient and in the best interests of the corporation, when authorized by a majority of the outstanding shares entitled to vote. No stockholder approval is required to mortgage or pledge assets (unless the certificate of incorporation requires it) or where the assets are collateral securing a mortgage or pledge and certain additional conditions are met.
Stockholder approval is not required if the assets being sold, leased, or exchanged do not constitute all or substantially all of the corporation’s assets. Whether assets constitute “substantially all” is a fact-intensive inquiry examining whether the assets are quantitatively and qualitatively vital to the corporation’s business. For this purpose, the corporation’s assets include those of its direct and indirect wholly-owned and controlled subsidiaries.
TBOC. Under the TBOC, the sale, lease, exchange, or other disposition of all or substantially all of a Texas corporation’s assets generally requires approval by holders of at least two-thirds of the outstanding shares entitled to vote, unless the certificate of formation specifies a lower threshold (not less than a majority). No shareholder approval is required for transactions made in the usual and regular course of business. Under Texas law, a disposition that leaves the corporation directly or indirectly engaged in one or more businesses is deemed not to constitute a transfer of substantially all assets requiring shareholder approval.
Where a class or series is entitled to vote separately on such a transaction, the affirmative vote of at least two-thirds of the outstanding shares of each such class or series is also required, unless the certificate of formation specifies a lower threshold (not less than a majority). Shares voting as a class or series shall only be entitled to vote as a class or series on the transaction unless otherwise entitled to vote generally or under the certificate of formation, although a corporation may provide that all shares vote as a single class in such transactions.
Business Combinations Statute
DGCL. Under the DGCL, Delaware corporations with a class of voting stock listed on a national securities exchange or held of record by 2,000 or more persons are generally prohibited from entering into any “business combination” with an “interested stockholder” for three years following the date such stockholder became an interested stockholder, unless otherwise provided in the certificate of incorporation or bylaws.
A “business combination” generally includes (i) certain mergers and consolidations; (ii) asset dispositions with an aggregate market value of 10% or more of the corporation’s consolidated assets or outstanding stock;
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(iii) transactions resulting in the issuance or transfer of stock to an interested stockholder; (iv) transactions that increase the interested stockholder’s proportionate share of stock; and (v) any financial benefits provided to the interested stockholder by or through the corporation.
An “interested stockholder” is generally a person that, together with affiliates and associates, owns or owned (within the prior three years) 15% or more of the corporation’s outstanding voting stock.
Exceptions to this prohibition apply if (i) the board approved the business combination or the transaction by which the stockholder became an interested stockholder prior to such date; (ii) the interested stockholder acquired at least 85% of the corporation’s voting stock in the transaction in which it became an interested stockholder (excluding certain director-officer and employee plan shares); or (iii) the business combination is approved by the board and the affirmative vote of at least two-thirds of the votes entitled to be cast by disinterested stockholders at a meeting (not by written consent).
A corporation may elect in its certificate of incorporation to opt out of this statute entirely.
TBOC. Under the TBOC, a Texas “issuing public corporation” is generally prohibited from entering into the following transactions with an “affiliated shareholder” or any affiliate or associate thereof for three years following the date such shareholder obtained affiliated shareholder status: (i) mergers, share exchanges or conversions with an affiliated shareholder or an entity that would become an affiliate or associate of an affiliated shareholder following the transaction, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other asset dispositions with an aggregate market value of 10% or more of the corporation’s consolidated assets, outstanding voting stock, or consolidated earning power or net income, (iii) issuances or transfer of shares to an affiliated shareholder or its affiliates or associates, (iv) liquidation or dissolution plans or proposals involving an affiliated shareholder or its associate or affiliates, (v) transactions including reclassifications, recapitalizations, or share distributions, that increase the proportionate ownership percentage of outstanding shares of a class or series of voting shares or securities convertible into voting shares held by an affiliated shareholder or its associates or affiliates, except as a result of immaterial changes due to fractional share adjustments or (vi) financial assistance, including loans, advances, guarantees, pledges, or other tax advantages, provided to an affiliated shareholder or its affiliates or associates the recipient of which is an affiliated shareholder or an affiliate or associate.
An “affiliated shareholder” is generally any person who beneficially owns, or has owned within the preceding three years, 20% or more of the corporation’s outstanding voting stock. An “issuing public corporation” is a Texas corporation with 100 or more shareholders of record, or a class or series of voting shares registered under the Exchange Act or listed on a national securities exchange.
These restrictions do not apply if (i) the board approves the transaction or the share acquisition prior to the shareholder obtaining affiliated shareholder status, or (ii) holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or its affiliates or associates approve the transaction at a meeting held no earlier than six months after the shareholder acquires such status. Shareholder approval may not be obtained by written consent.
A corporation may elect in its certificate of formation to opt out of this statute entirely.
Charter Amendments
DGCL. Under the DGCL, amendments to the certificate of incorporation generally require approval by (i) the board and (ii) holders of a majority of the outstanding voting power entitled to vote thereon, unless the certificate of incorporation requires a greater vote. Holders of a class of shares are entitled to vote as a class on any amendment that would (1) increase or decrease the authorized shares of such class, (2) increase or decrease the par value of such shares, or (3) adversely alter the powers, preferences, or special rights of such shares. The certificate of incorporation may, however, eliminate the requirement for a separate class vote on increases or decreases in authorized shares, in which case all shares vote together as a single class.
Unless otherwise expressly required by the certificate of incorporation: (1) no stockholder vote is required to effect a forward stock split by subdividing issued shares into a greater number of shares of the same class (with a proportionate increase in authorized shares permitted), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (2) an amendment to increase or decrease authorized
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shares of a class, or to effect a reverse stock split, may be made without the class vote otherwise required if (A) ythe shares are listed on a national securities exchange immediately before the amendment becomes effective and meet the exchange’s minimum holder listing requirements immediately after, (B) at a properly called meeting, the votes cast for the amendment exceed the votes cast against, and (C) if the amendment affects a class for which no provision has been made in the certificate of incorporation, the votes cast for the amendment by holders of such class exceed the votes cast against by holders of such class.
TBOC. Under the TBOC, amendments to the certificate of formation generally require approval by (i) the board and (ii) holders of at least two-thirds of the outstanding shares, unless the certificate of formation specifies a different threshold (not less than a majority of the outstanding voting power).
If a class or series is entitled to vote separately on a certificate of formation amendment, the affirmative vote of at least two-thirds of the outstanding shares of each such class or series is also required, unless the certificate of formation specifies a lower threshold (not less than a majority). The TBOC permits corporations to provide that all shares vote as a single class on such amendments, and also permits corporations to eliminate the separate class vote otherwise required to increase or decrease the authorized shares of a class, in which case all shares vote together as a single class.
Bylaw Amendments
DGCL. Under the DGCL, stockholders entitled to vote have the right to amend, repeal, or adopt bylaws. The board may also have this right if the certificate of incorporation so provides.
TBOC. Under the TBOC, the board may generally amend, repeal, or adopt bylaws; however, shareholders retain this right concurrently and may not be deprived of it. The certificate of formation may reserve the power to amend, repeal, or adopt bylaws exclusively to the shareholders. Additionally, shareholders may, when amending, repealing, or adopting a particular bylaw, expressly prohibit the board from further amending, readopting, or repealing that bylaw.
Dividends and Distributions
DGCL. Under the DGCL, a Delaware corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus or, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.
In addition, a Delaware corporation may not pay dividends if doing so would render the corporation insolvent in the sense that it could not pay its debts as they come due or it would have an unreasonably small amount of capital for the business in which it is engaged or intends to engage, and also may not pay dividends if doing so would impair the corporation’s ability to continue as a going concern.
TBOC. Under the TBOC, a “distribution” is defined as a transfer of cash or other property, or an issuance of debt—by a corporation to its shareholders in the form of (i) a dividend on any class or series of outstanding shares, (ii) a purchase or redemption of its shares, or (iii) a payment in liquidation of all or a portion of its assets. The term excludes issuances of the corporation’s own shares or rights to acquire shares, and share splits that do not increase stated capital.
A Texas corporation may not make a distribution if it (i) violates the certificate of formation, (ii) would result in the corporation’s surplus falling below its stated capital, (iii) would render the corporation unable to pay its debts as they become due in the ordinary course of business, (iv) would exceed the corporation’s net assets or surplus (depending on the type of distribution), or (v) subject to certain exceptions, would be made to shareholders of another class or series. The restrictions in (iii) through (v) do not apply to distributions made in connection with the winding up and termination of the corporation or while in receivership.
Stock Redemption and Repurchase
DGCL. Under the DGCL, a Delaware corporation may purchase or redeem its shares of any class unless doing so would impair its capital, except that shares entitled to a liquidation preference (or, if no such shares are
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outstanding, any shares) may be purchased or redeemed out of capital if the shares are to be retired and capital reduced. A corporation may not, however, purchase redeemable shares for a price exceeding their redemption price.
In addition, a corporation may not repurchase or redeem shares if doing so would render it unable to pay its debts as they come due, leave it with an unreasonably small amount of capital for its business, or impair its ability to continue as a going concern.
TBOC. As noted above, the purchase or redemption of shares by a Texas corporation constitutes a distribution under the TBOC, and the restrictions relating to distributions apply accordingly to stock redemptions and repurchases.
Ratification
DGCL. The DGCL provides a codified process for ratifying defective corporate acts. The board must adopt a resolution ratifying the defective act and, if stockholder approval would have been required for the original act, must submit the ratification to stockholders for approval, subject to certain exceptions.
In addition, the corporation, any successor entity, any director, or certain stockholders may apply to the Delaware Court of Chancery for an order determining the validity and effectiveness of defective corporate acts—including confirming whether a prior ratification was effective or whether a defective act may be validated without prior ratification. The Court has broad discretion to fashion appropriate relief, including declaring ratifications effective, validating defective corporate acts, and making such other orders as it deems appropriate.
TBOC. The TBOC provides a codified process for ratifying defective corporate acts. The board must adopt a resolution and, subject to certain exceptions, submit the ratification for shareholder approval. Absent actual fraud, the board’s determination that shares are valid or putative shares is conclusive, unless overturned by a Texas district court or the Texas Business Court.
Inspection of Books and Records
DGCL. Under the DGCL, any stockholder may inspect and copy a Delaware corporation’s books and records during normal business hours upon written demand under oath, provided the demand (i) is made in good faith and for a proper purpose, (ii) describes with reasonable particularity the stockholder’s purpose and the records sought, and (iii) identifies records specifically related to that purpose. A “proper purpose” is one reasonably related to the stockholder’s interest as a stockholder.
“Books and records” are defined to include (i) the certificate of incorporation and bylaws; (ii) annual financial statements for the preceding three years; (iii) stockholder meeting minutes, consents, and communications to stockholders generally within the preceding three years; (iv) minutes and records of board and committee actions, and materials provided in connection therewith; (v) agreements between the corporation and current or prospective stockholders under Section 122(18) of the DGCL; and (vi) director and officer questionnaires.
The corporation may impose reasonable confidentiality restrictions on records produced, require the stockholder to treat records as incorporated by reference in any follow-on complaint, and redact portions not specifically related to the stockholder’s purpose. If the corporation refuses inspection or fails to respond within five business days, the stockholder may apply to the Delaware Court of Chancery to compel inspection.
The stockholder generally bears the burden of demonstrating that each category of requested records is essential to the stated purpose, except that when a stockholder seeks to inspect the stockholder list or stock ledger, the burden shifts to the corporation to establish an improper purpose. The Court may not order inspection of materials beyond “books and records” unless (i) the corporation lacks certain required records, in which case the Court may order production of their functional equivalent to the extent necessary to fulfill the stockholder’s purpose, or (ii) the stockholder demonstrates compelling need and establishes by clear and convincing evidence that additional materials are necessary and essential to further a proper purpose.
TBOC. Under the TBOC, a shareholder holding at least 5% of outstanding shares, or who has held shares for at least six months, may inspect a Texas corporation’s books and records during normal business hours upon written
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demand stating a proper purpose. Books and records do not include emails, text messages, social media, or similar electronic communications unless such communications effectuate a corporate action.
If a Texas corporation refuses a proper inspection request, it is liable to the shareholder for all costs and expenses incurred in enforcing the shareholder’s rights, including attorney’s fees.
A corporation may defend against an inspection action by establishing that the shareholder (1) has sold or offered to sell, or aided in procuring, a shareholder list within the two years preceding the action; (2) has previously misused information obtained through a prior inspection; or (3) was not acting in good faith or for a proper purpose. A request is not made for a proper purpose if the corporation reasonably determines it relates to an active, pending, or anticipated derivative suit or litigation in which the corporation is or is expected to be an adversarial party.
Insurance
DGCL. Under the DGCL, a Delaware corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation—or who served at the corporation’s request in any such capacity for another corporation, partnership, joint venture, trust, or other enterprise—against any liability asserted against or incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the corporation would have the power to indemnify that person under the DGCL. The DGCL further authorizes a Delaware corporation to self-insure its directors, officers, employees, or agents through captive insurance arrangements, subject to certain requirements and limitations.
The DGCL does not prohibit a Delaware corporation from establishing and maintaining arrangements, such as a trust fund or surety arrangement, to protect such persons.
TBOC. Under the TBOC, a Texas enterprise may purchase, procure, or establish and maintain insurance or other arrangements to indemnify or hold harmless any existing or former governing person, delegate, officer, employee, or agent against any liability asserted against or incurred by such person in that capacity, or arising out of such person’s status in that capacity. Any such insurance or arrangement may provide coverage without regard to whether the enterprise would otherwise have had the power to indemnify the person under the TBOC.
In addition to purchasing, procuring, or establishing and maintaining insurance or other indemnification arrangements, a Texas enterprise may, for the benefit of persons to be indemnified, take any of the following steps: create a trust fund; establish any form of self-insurance, including a contract to indemnify; secure its indemnity obligation by granting a security interest or other lien on its assets; or establish a letter of credit, guaranty, or surety arrangement.
Interested Party Transaction Approvals
DGCL Section 144 of the DGCL provides safe harbor procedures for acts or transactions in which one or more directors, officers, controlling stockholders, or members of a control group have interests or relationships that might render them interested or non-independent with respect to the act or transaction. Where a statutory safe harbor applies, the act or transaction may not be the subject of equitable relief or give rise to an award of damages against a director or officer.
Under Section 144, an act or transaction involving interested directors or officers is protected if it is (1) approved or recommended by a majority of disinterested directors, serving either on the full board or a committee thereof, acting with knowledge of the material facts, (2) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by disinterested stockholders entitled to vote thereon, or (3) fair to the corporation. Where a majority of the directors are not disinterested with respect to the act or transaction, any disinterested director approval or recommendation must be made through a committee composed of two or more directors, each of whom the board has determined to be disinterested.
A “disinterested director” is a director who is neither a party to the act or transaction nor holds a material interest therein, and who has no material relationship with any person that has a material interest in the act or transaction. A “material relationship” is a familial, financial, professional, employment, or other relationship that would reasonably be expected to impair the objectivity of the director’s judgment in negotiating, authorizing, or approving
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the act or transaction. A “material interest” is an actual or potential benefit, including the avoidance of a detriment, other than one that would devolve on the corporation or its stockholders generally, that (i) in the case of a director, would reasonably be expected to impair the objectivity of such director’s judgment, and (ii) in the case of a stockholder or any other non-director person, would be material to such person.
Finally, any director of a corporation with a class of stock listed on a national securities exchange is presumed to be disinterested with respect to an act or transaction to which such director is not a party, provided the board has determined that the director satisfies the applicable exchange’s independence criteria. This presumption may be rebutted only by substantial and particularized facts demonstrating that the director holds a material interest in the act or transaction or has a material relationship with a person holding such an interest.
TBOC. Under the TBOC, an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation, or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation is a managerial official or holds a financial interest, will not be void or voidable by reason of such relationship or interest, provided that any one of the following conditions is satisfied: (i) the material facts as to the relevant relationship or interest and the contract or transaction are disclosed to or known by either (A) the board or a committee thereof, and the board or committee authorizes the contract or transaction in good faith by the approval of a majority of the disinterested directors or committee members, regardless of whether such disinterested directors or members constitute a quorum, or (B) the shareholders entitled to vote on the authorization, and the contract or transaction is specifically approved in good faith by a vote of such shareholders; or (ii) the contract or transaction is fair to the corporation at the time it is authorized, approved, or ratified by the board, a committee of the board, or the shareholders.
The TBOC’s interested party transaction provisions differ from those of the DGCL in two notable respects: they do not turn on whether the interested party is a controlling shareholder, and they expressly provide that the statutory business judgment rule applies to such transactions.
Limitation of Liability of Stockholders
DGCL. Under the DGCL, stockholders of a corporation are not personally liable for the payment of the corporation’s debts, except to the extent they may be liable by reason of their own conduct or acts, unless the certificate of incorporation otherwise provides.
Notwithstanding this general protection, Delaware law permits stockholder liability under the doctrine of veil piercing, pursuant to which a court may apply a multi-factor test to determine whether to hold a stockholder responsible for the obligations of the corporation.
TBOC. Under the TBOC, a shareholder is not liable to the corporation or its creditors with respect to (1) the shares, other than the obligation to pay the corporation the full amount of the agreed consideration; (2) the corporation’s contractual obligations under an alter ego theory, fraud theory, or similar theories; or (3) the corporation’s obligations arising from a failure to observe corporate formalities required by the TBOC or the corporation’s governing documents.
Notwithstanding the foregoing, a shareholder may be liable to a creditor of the corporation if (1) the shareholder used, or caused the corporation to use, actual fraud primarily for the shareholder’s direct personal benefit; (2) the shareholder expressly assumes, guarantees, or agrees to be personally liable; or (3) liability is imposed on the shareholder by the TBOC or another applicable statute.
Limitation of Personal Liability of Directors and Officers and Controlling Stockholders
DGCL. Under the DGCL, a Delaware corporation may adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for monetary damages for breach of fiduciary duty. Such a provision may not, however, eliminate or limit liability for (i) a breach of the duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith, intentional misconduct, or a knowing violation of law; (iii) the declaration by a director of an unlawful dividend or the approval of an unlawful stock purchase or redemption; (iv) any transaction from which the director or officer derives an improper personal benefit; or (v) in the case of an officer, any action brought by or in the right of the corporation.
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The DGCL further provides that controlling stockholders and control groups, acting in their capacity as such, may not be held liable for monetary damages for breach of the fiduciary duty of care.
TBOC. Under the TBOC, a Texas corporation may provide in its certificate of formation that a director or officer is not liable, or is liable only to the extent specified therein, to the corporation or its shareholders for monetary damages for any act or omission in such person’s capacity as a director or officer.
The TBOC does not, however, permit any limitation of liability for (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty or involves intentional misconduct or a knowing violation of law; (iii) any transaction from which the director or officer derives an improper personal benefit, regardless of whether such benefit resulted from an action taken within the scope of the person’s duties; or (iv) any act or omission for which liability is expressly imposed by an applicable statute, such as in the case of wrongful distributions.
In addition, no cause of action may be brought against a director or officer by the corporation or its shareholders as a result of any act or failure to act unless (1) the presumption of the business judgment rule is rebutted, (2) the act or failure to act constituted a breach of a fiduciary duty, and (3) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. This standard governs director and officer liability in all circumstances.
Considerations by Directors Permitted by Statute
DGCL. Under the DGCL, directors of Delaware corporations, other than those that have elected public benefit corporation status, have no express statutory authority to consider non-stockholder constituencies when discharging their fiduciary duties. Under Delaware case law, fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of its stockholders, though directors may take into account the interests of other constituencies to the extent doing so serves that overarching goal of value maximization.
TBOC. Under the TBOC, in discharging their duties and considering the best interests of the corporation, directors are entitled to take into account both the long-term and short-term interests of the corporation and its shareholders, including the possibility that those interests may be best served by the corporation’s continued independence.
When discharging their duties under the TBOC or otherwise, directors and officers are also entitled to consider any social purpose specified in the corporation’s certificate of formation. Notably, the TBOC does not prohibit or limit a director or officer of a corporation that has not specified a social purpose in its certificate of formation from considering, approving, or taking actions that promote, or have the effect of promoting, a social, charitable, or environmental purpose. Texas also maintains a separate public benefit corporation statute.
Business Opportunities
DGCL. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own. Factors to be considered include: (i) whether the corporation is financially able to exploit the opportunity; (ii) if the opportunity is within the corporation’s line of business; (iii) whether the corporation has an interest or expectancy in the opportunity; and (iv) whether by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation.
The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
TBOC. Texas law is generally similar to the Delaware corporate opportunity doctrine. The TBOC permits a Texas entity to renounce, in its certificate of formation or by action of its board, an interest or expectancy of the entity in, or an interest or expectancy of the entity in being offered an opportunity to participate in, specified business opportunities or a specified class or category of business opportunities presented to the entity or one or more of its directors, officers or owners.
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Indemnification of Directors and Officers
DGCL. Under the DGCL, a Delaware corporation is permitted to indemnify any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful.
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determined that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.
TBOC. Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.
If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.
Advancement of Expenses
DGCL. Under the DGCL, expenses, including attorneys’ fees, incurred by a current or former director or officer in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be advanced by the corporation prior to the final disposition of such matter. In the case of a current director or officer, however, any such advancement is conditioned upon receipt of an undertaking by or on behalf of such director or officer to repay the advanced amounts if it is ultimately determined that such person is not entitled to indemnification by the corporation pursuant to Section 145 of the DGCL.
TBOC. Under the TBOC, a corporation may advance or reimburse reasonable expenses incurred by a current director or officer who is, was, or is threatened to be made a respondent in a proceeding, prior to the final disposition of such proceeding and without making the determinations otherwise required for permissive indemnification, provided the corporation receives (1) a written affirmation by such person of such person’s good faith belief that the applicable standard of conduct necessary for indemnification has been met, and (2) a written undertaking by or on behalf of such person to repay the amounts advanced or reimbursed if it is ultimately determined that such person has not met that standard or that indemnification is otherwise prohibited under the TBOC.
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Procedure for Indemnification
DGCL. Under the DGCL, a determination that indemnification of a current director or officer is appropriate must generally be made (i) by a majority vote of directors who are not parties to the proceeding, even if less than a quorum; (ii) by a committee of such directors designated by a majority vote thereof, even if less than a quorum; (iii) by independent legal counsel in a written opinion, if there are no such directors or if such directors so direct; or (iv) by the stockholders.
TBOC. Under the TBOC, a determination that indemnification is appropriate must generally be made (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board, composed solely of one or more disinterested and independent directors, designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum; (iii) by special legal counsel selected by majority vote pursuant to (i) or (ii) above; (iv) by a vote of the shareholders, excluding shares held by any director who at the time of the vote is not disinterested and independent; or (v) by a unanimous vote of all shareholders of the corporation.
Mandatory Indemnification
DGCL.The DGCL requires a Delaware corporation to indemnify current directors and certain officers against expenses (including attorneys’ fees) actually and reasonably incurred in successfully defending, on the merits or otherwise, against any action, suit or proceeding described above, or any claim, issue or matter therein.
TBOC. The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.
Persons Covered
DGCL. Under the DGCL, mandatory indemnification for expenses incurred in successfully defending litigation, on the merits or otherwise, extends only to directors and certain officers, and not to employees, agents, or others. In all other respects, the DGCL authorizes a Delaware corporation to extend the same indemnification rights to directors, officers, employees, and agents of the corporation, as well as to those serving at the corporation’s request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.
TBOC. Under the TBOC, a corporation may indemnify and advance expenses to persons who are not directors, including officers, employees, and agents, as provided by (1) the corporation’s governing documents, (2) general or specific action of the board, (3) resolution of the shareholders, (4) contract, or (5) common law. A corporation is required, however, to indemnify an officer to the same extent that indemnification is mandatory for a director under the TBOC. Notably, a determination of indemnification for a non-director, including an officer, employee, or agent, is not required to be made in accordance with the procedures prescribed by the relevant provisions of the TBOC.
Rights Plans
DGCL. Adoption of a stockholder rights plan is viewed as a defensive action and is subject to enhanced judicial scrutiny under Delaware law. The burden falls initially on the board to demonstrate that the adoption of the rights plan was a reasonable response to a reasonably identified threat. Delaware courts have generally upheld stockholder rights plans that satisfy this standard.
TBOC. Texas case law has generally upheld shareholder rights plans, though such plans are subject to scrutiny both at the time of adoption and on an ongoing basis as circumstances evolve. In addition, the TBOC expressly permits directors to consider the long-term interests of shareholders when evaluating and taking action with respect to such plans.
Selection of Forum/Venue
DGCL. Under the DGCL, a Delaware corporation’s certificate of incorporation or bylaws may require that any or all internal corporate claims be brought solely and exclusively in one or more courts in Delaware, consistent with applicable jurisdictional requirements. No provision of a certificate of incorporation or bylaws may, however, prohibit the bringing of such claims in the courts of Delaware.
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“Internal corporate claims” means claims, including derivative claims brought in the right of the corporation, that are (i) based upon an alleged violation of a duty by a current or former director, officer, or stockholder in such capacity, or (ii) within the jurisdiction conferred upon the Delaware Court by the DGCL.
With respect to claims that do not constitute internal corporate claims, a Delaware corporation’s certificate of incorporation or bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring any or all such claims exclusively in one or more prescribed forums or venues, provided that such claims relate to the business of the corporation, the conduct of its affairs, or the rights or powers of the corporation or its stockholders, directors, or officers, and further provided that such requirement is consistent with applicable jurisdictional requirements and permits a stockholder to bring such claims in at least one court in Delaware with jurisdiction over them.
TBOC. Under the TBOC, the governing documents of a Texas entity may require, consistent with applicable state and federal jurisdictional requirements, that any internal entity claims be brought exclusively in a court in Texas, designating one or more Texas courts with jurisdiction as the exclusive forum and venue for such disputes. A Texas corporation may also include a jury trial waiver with respect to internal entity claims in its bylaws.
“Internal entity claim” means a claim of any nature, including a derivative claim brought in the right of the entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs encompass the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, as well as matters relating to the entity’s membership or ownership interests.
Pre-Suit Demand in Derivative Suits
DGCL. Under Delaware court rules and case law, a stockholder seeking to commence a derivative action on behalf of the corporation must either (1) make a demand on the board or (2) demonstrate that such a demand would be futile. Demand is deemed futile if at least half of the members of the board in receipt of the demand (i) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand, (ii) face a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand, or (iii) lack independence from someone who received such a material personal benefit or who faces a substantial likelihood of liability on any such claims.
If demand is excused, the board of a Delaware corporation may form an independent special litigation committee to assume control of the litigation. If such a committee determines that dismissal is appropriate and moves to dismiss the derivative suit, the court will evaluate the independence and good faith of the committee, the reasonableness of its investigation, and the proffered bases for dismissal. The court will then exercise its own judgment to determine whether dismissal is in fact in the best interests of the corporation.
If a demand is made and the board or a board committee refuses to pursue litigation, the business judgment rule applies to that refusal. A plaintiff alleging wrongful demand refusal must plead particularized facts sufficient to raise a reasonable doubt as to whether the board’s decision was the product of valid business judgment.
TBOC. Texas is a universal demand jurisdiction. Under the TBOC, the focus is on harm to the corporation rather than the demand futility standard applied in Delaware. A shareholder may not commence a derivative proceeding until the 91st day after filing a written demand with the corporation that states with particularity the act, omission, or other matter at issue and requests that the corporation take suitable action. This waiting period is not required, or, if already underway, shall terminate, if (1) the shareholder has been notified that the corporation has rejected the demand, (2) the corporation is suffering irreparable injury, or (3) irreparable injury to the corporation would result from waiting for the 90-day period to expire.
Stock Ownership Requirement for Derivative Suits
DGCL. Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. The Company understands that certain Delaware corporations have included an ownership threshold for derivative claims in their bylaws; however, the Delaware Courts have not opined on the enforceability of these provisions.
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TBOC. Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. Further, publicly traded corporations and corporations with over 500 shareholders, may set an ownership threshold in their governing documents (not to exceed 3% of their outstanding shares) that shareholders must satisfy to bring a derivative claim.
Jury Trials
DGCL. Jury trials are generally not available in the Delaware Court of Chancery, which is the Court in which stockholder suits relating to the internal affairs of a Delaware corporation must be filed.
TBOC. Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee. A corporation may include a waiver of jury trial in its bylaws, and such waiver will constitute an intentional consent to waiver if enforced against a party approving the bylaws or acquiring a security after such bylaws are adopted, continuing to hold a security of a public company after the bylaws are adopted, or by other methods permitted under law.
Dissent and Appraisal Rights
DGCL. Under the DGCL, a stockholder of a corporation that is a constituent in a merger, consolidation, conversion, domestication, transfer, or continuance may, under certain circumstances, be entitled to appraisal rights pursuant to which the stockholder may receive cash in the fair value of their shares as determined by the Delaware Court of Chancery.
However, appraisal rights are not available if (i) the corporation’s stock is listed on a national securities exchange or held of record by more than 2,000 stockholders prior to the transaction, and (ii) stockholders receive solely shares of the surviving or another corporation that are, at the effective date, likewise listed on a national securities exchange or held of record by more than 2,000 stockholders.
TBOC. Under the TBOC, shareholders with voting rights generally have dissenters’ rights in connection with a merger, consolidation, interest exchange, conversion, or sale or disposition of all or substantially all of the corporation’s assets, except for certain limited transactions that do not require shareholder approval under Texas law.
Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if (1) the ownership interest, or corresponding depository receipt, held by the owner is part of a class or series of ownership interests, or corresponding depository receipts, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or corresponding depository receipts, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the above.
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Independence of Corporate Code
DGCL. Delaware has no comparable statute.
TBOC. The TBOC provides that the plain meaning of its terms may not be supplanted, contravened, or modified by the laws or judicial decisions of any other state; however, directors and officers do not breach their duties merely by considering the laws or decisions of other jurisdictions.
Judicial Certification of Committees and Panels
DGCL. Delaware has no comparable statute.
TBOC. A corporation may petition a court to judicially certify, at the outset of a transaction or derivative claim investigation, the independence and disinterestedness of directors on special committees or panel members reviewing derivative claims. Any future challenge to such certification would require new facts.
Regulation of Proxy Advisors
DGCL. Delaware has no comparable statute.
TBOC. Texas law requires proxy advisors making voting recommendations concerning shares of a Texas corporation, or a corporation headquartered in Texas, to either base such recommendations solely on the financial interests of shareholders or disclose any non-financial factors that subordinate shareholder financial interests. This law is currently subject to ongoing litigation, and the Texas Attorney General is enjoined from enforcing it against ISS and Glass Lewis at this time.
Threshold for Stockholder Proposals
DGCL. Delaware has no comparable statute.
TBOC. A Texas public corporation headquartered in Texas or listed on a Texas stock exchange may restrict proxy proposal rights to shareholders who have continuously held, for at least six months prior to and throughout the meeting, shares valued at the lesser of $1,000,000 or at least 3% of the corporation’s voting shares. The proposing shareholder must also solicit holders representing at least 67% of the voting power of shares entitled to vote on the proposal.
Attorney Fee Awards in Disclosure-Only Settlements
DGCL. Delaware has no comparable statute.
TBOC. The TBOC prohibits the recovery of attorneys’ fees in cases where a derivative lawsuit results in a “disclosure-only” settlement (which often resolves without substantive changes).
What Does Not Change After The Redomestication?
Apart from being governed by the Texas Charter, the Texas Bylaws, and the TBOC, upon completion of the Redomestication of the Company will continue to exist, without interruption, as a Texas corporation and will cease to exist as a Delaware corporation. By virtue of the Redomestication , all rights, privileges, and powers of the Delaware Corporation, and all property, including real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in and become the property of the Texas Corporation. Title to any real property vested by deed or otherwise in the Delaware Corporation will not revert or be impaired in any way by reason of the Redomestication, and all rights of creditors and all liens upon any property of the Delaware Corporation will be preserved unimpaired. All debts, liabilities, and duties of the Delaware Corporation will likewise remain attached to the Texas Corporation and may be enforced against it to the same extent as if such debts, liabilities, and duties had originally been incurred or contracted by the Texas Corporation in that capacity.
The conversion of the Delaware Corporation into the Texas Corporation, and the resulting cessation of the Company’s existence as a Delaware corporation, will not affect the choice of law applicable to the Company with respect to matters arising prior to the conversion. The rights, privileges, powers, and interests in property of the Delaware Corporation, as well as its debts, liabilities, and duties, will not be deemed, as a consequence of the Redomestication, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Delaware.
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No Change in Business, Jobs or Physical Location
The Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Redomestication). We will continue to maintain our corporate headquarters in California.
Our management at the Effective Time, including all directors and officers, will remain in their current roles following the Redomestication and will hold identical positions with the Texas Corporation.
The Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation. To the extent the Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate Texas.
No Securities Act Consequences
We will continue to be a publicly held company following completion of the Redomestication, and our common stock will continue to be listed on The New York Stock Exchange and traded under the symbol “ACHR.” We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our stockholders were prior to the Redomestication.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock will automatically be converted into one share of Texas Corporation Common Stock, and any stock certificates or book-entry entitlements you then hold will represent the same number of shares of the Texas Corporation as they represented of the Delaware corporation immediately prior to the Effective Time.
Following the Redomestication, any shareholder desiring a new stock certificate may submit the existing stock certificate to Continental Stock Transfer & Trust Company, the Company’s transfer agent, for cancellation and obtain a new certificate by contacting Continental Stock Transfer & Trust Company at (212) 509-4000, or by e-mail at cstmail@continentalstock.com.
No Material Accounting Implications
Effecting the Redomestication will not have any material accounting implications.
No Appraisal Rights
Holders of our Delaware Corporation Common Stock are not entitled to appraisal rights under the DGCL with respect to the Redomestication described in this proposal.
Anti-Takeover Implications of the Redomestication
The Redomestication is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to the oard to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.
A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by the board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its stockholders by determining
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and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets. The Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value.
Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. Texas law includes some additional features that may deter hostile takeover attempts. Texas law prevents a board from filling more than two vacancies caused by an increase in the size of the board between any two annual meetings of shareholders. Another potential area of difference involves cash-out transactions and “Revlon duties.” Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the stockholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under Delaware law, the decision whether to sell the company or “just say no” is a business judgment for the board in which they can take into account the corporation’s long-term interests. But once the board determines to pursue a change of control transaction, Delaware law requires the directors to act reasonably to obtain the best price available.
The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of the Board.
Certain Federal Income Tax Consequences
The Redomestication is intended to be a tax-free reorganization under Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (“Code”). Accordingly, we expect that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company, the Texas Corporation or the stockholders of the Company who receive Class A common stock of the Texas Corporation (the “Texas common stock”) for their Class A common stock of the Company (the “Delaware common stock”) in connection with the Redomestication. The aggregate tax basis of the Texas common stock received by a stockholder of the Company as a result of the Redomestication will be the same as the aggregate tax basis of the Delaware common stock converted into that Texas common stock held by that stockholder as a capital asset at the time of the Redomestication. Each stockholder’s holding period of shares of Texas common stock received in the Redomestication will include the holding period of the shares of Delaware common stock converted into those shares of Texas common stock, provided the shares are held by such stockholder as a capital asset at the time of the Redomestication.
This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under any state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Redomestication under all applicable tax laws.
This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to change or different interpretations, possibly with retroactive effect. The Company has neither requested nor received, and does not intend to request, a ruling from the Internal Revenue Service regarding the consequences of the Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
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Interests of Directors and Executive Officers
The Board considered whether the Redomestication would convey any non-ratable benefits on any of our directors or officers. Its process did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Redomestication Proposal, that our directors and executive officers may be considered to have interests in the transaction that are different from, or in addition to, the interests of the stockholders generally. The Board has considered these interests, among other matters, in reaching their decision to recommend the Redomestication and to recommend that our stockholders vote in favor of this proposal.
Our Board recommends a vote FOR the Redomestication Proposal.
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3	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that PwC is not ratified by our stockholders, the audit committee will review its future selection of PwC as our independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
PwC audited our financial statements for the fiscal year ended December 31, 2025. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. PwC has served as our independent registered public accounting firm since 2020.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PwC will periodically rotate the individuals who are responsible for our audit. During the fiscal years ended December 31, 2025 and 2024, fees for services provided by PwC were as follows:
	FISCAL YEAR ENDED 12/31/25 ($)	FISCAL YEAR ENDED 12/31/24 ($)
Audit Fees(1)	2,833,000	2,423,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	42,000	2,000
Total Fees	2,875,000	2,425,000
(1) “Audit Fees” include fees for services performed to comply with the standards established by the PCAOB, including the audits of our financial statements and internal control over financial reporting; The review of our quarterly consolidated financial statements; and attest services that the principal independent registered public accounting firm can most effectively and efficiently provide, such as procedures related to comfort letters, consents and reviews of our SEC filings.
(2) “All Other Fees” include fees for other permissible services other than the services reported above, including fees for access to accounting and reporting reference materials. In fiscal year 2025, fees included information systems reviews not performed in connection with the audit.
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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee’s policy is to pre-approve all audit, review and attest services, as well as all permitted non-audit services performed by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other non-audit services. In addition, the audit committee has established procedures by which the audit committee may delegate pre-approval authority to one or more of its members, including its chairperson. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
Our Board recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
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4	ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding advisory vote on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Approval, on a non-binding advisory basis, of the compensation of our named executive officers will be obtained in the number of votes cast “FOR” the proposal exceeds the number of votes “AGAINST” the proposal.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our compensation committee and Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Executive Compensation section, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
Our Board recommends a vote FOR the advisory vote approving the compensation of our named executive officers.
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REPORT OF THE AUDIT COMMITTEE
The information contained in this report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The principal purpose of the audit committee is to assist the Board in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter. Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm for the fiscal year ended December 31, 2025, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
Our audit committee has reviewed and discussed with our management and PwC our audited consolidated financial statements for the fiscal year ended December 31, 2025. Our audit committee has also discussed with PwC the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding required “Communications with Audit Committees.” Our audit committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with PwC its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the U.S. Securities and Exchange Commission.
Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United States and that PwC is in fact “independent.”
SUBMITTED BY THE AUDIT COMMITTEE
Maria Pinelli, Chairperson
Deborah Diaz
Fred M. Diaz
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EXECUTIVE OFFICERS
The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below.
NAME	POSITION
Adam Goldstein	Founder, CEO and Director
Priya Gupta	Acting Chief Financial Officer
Eric Lentell	Chief Strategy & Legal Officer
Tom Muniz	Chief Technology Officer
Our Board chooses executive officers, who then serve at the discretion of our Board. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. For information regarding Mr. Goldstein, please refer to “Proposal No. 1—Election of Directors.”
PRIYA GUPTA
Ms. Gupta, 43, has served as Acting Chief Financial Officer since September 2024 and previously served as Archer’s Vice President of Finance from April 2022 to September 2024. Prior to Archer, Ms. Gupta was at Volansi, Inc., an aerial logistics and drone company, from June 2021 to April 2022, where she last served as the Vice President of Finance. From September 2011 through to her joining Volansi, Inc., Ms. Gupta held progressively more senior finance roles, including Director of Finance, at Bloom Energy Corporation, a company manufacturing and marketing solid oxide fuel cells that produce electricity on-site. Ms. Gupta holds a B.A. in Economics from Delhi University and a M.B.A. from Purdue University Daniels School of Business.

ERIC LENTELL
Mr. Lentell, 46, has served as our Chief Strategy & Legal Officer since July 2025. Prior to that, he served as General Counsel beginning in March 2024, and as Deputy General Counsel upon joining the Company in June 2021. Prior to joining Archer, Mr. Lentell served as a Director of Legal at Google LLC where he oversaw the legal matters related to Fitbit’s products and services. Mr. Lentell’s time at Google LLC was a result of Google LLC’s acquisition of Fitbit, Inc. where Mr. Lentell served in roles with progressively more responsibility over his seven-year tenure with him serving as Vice President, Deputy General Counsel at the time of the acquisition. Prior to Fitbit, Mr. Lentell was a member of the legal departments at VeriFone, Inc. and Dish Network LLC. Mr. Lentell holds a B.S. in Information Systems and a J.D. from the University of Colorado Boulder.

TOM MUNIZ
Mr. Muniz, 41, has served as our Chief Technology Officer since March 2024 and previously served as our Chief Operating Officer from March 2021 to March 2024. Before that, Mr. Muniz served as our Vice President of Engineering from December 2019 through February 2021. From July 2019 to December 2019, Mr. Muniz served as Vice President of Engineering at Wisk Aero. From January 2011 to July 2019, Mr. Muniz served in a variety of roles at Kitty Hawk, including Lead Engineer, Battery Systems Group, Director of Subsystems Engineering, and VP Engineering. From May 2009 to December 2010, Mr. Muniz served as an Aerospace Engineer at Desktop Aeronautics, Inc., a developer of aeronautics software. Mr. Muniz holds a B.S. in Mechanical Engineering from the University of California, Berkeley and an M.S. in Aeronautics and Astronautics from the University of Washington.

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REPORT OF THE COMPENSATION COMMITTEE
The compensation committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis. Based on this review and discussion, the compensation committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the Annual Meeting.
Submitted by the Compensation Committee
Fred M. Diaz, Chairperson
Oscar Munoz
Maria Pinelli
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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Our named executive officers (“NEOs”) for 2025 were:
—
Adam Goldstein, our CEO;

—
Priya Gupta, our Acting Chief Financial Officer;

—
Eric Lentell, our Chief Strategy & Legal Officer;

—
Tom Muniz, our Chief Technology Officer;

—
Mark Mesler, our former Chief Financial Officer(1); and

—
Tosha Perkins, our former Chief Administrative Officer(2)

(1) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
(2) Dr. Perkins no longer served as Chief Administrative Officer effective April 17, 2026.
BUSINESS HIGHLIGHTS
We are building a next-generation aerospace company with civil and defense applications. Over the past year we made significant progress on the development and commercialization of the technologies and aircraft that are intended to power our planned commercial aviation and defense lines of business. Our management’s leadership in financial discipline, operational execution and business development, has strengthened the company’s position. Highlights of the Company’s accomplishments include:
Air Taxi Certification Progress. Throughout 2025 we continued to advance the certification of our Midnight air taxi both in the U.S. and abroad. For example, earlier this year the FAA confirmed its final acceptance of 100% of Midnight’s Means of Compliance. We believe this makes us the first company to achieve this level of progress with the FAA in certifying an eVTOL. Completing Midnight’s Means of Compliance unlocks our ability to finish the next phase: finalizing its remaining certification plans, which will clear the path for our Type Inspection Authorization work to begin on our Midnight program as soon as this year.
Air Taxi Flight Test Program. Last year, our pilots took Midnight through its conventional take-off and landing flight test campaign: flights over 50 miles, over 30 minutes of flight time, at altitudes above 10,000 feet, and speeds exceeding 150 miles per hour. We have now begun Midnight’s piloted vertical take-off and landing flight test campaign. The goal is to continue to expand our piloted Midnight fleet and the flight envelope throughout 2026, enabling us to continue to rapidly advance our certification activities.
Air Taxi Commercialization. As we expand our flight test program, we are simultaneously preparing to be ready for air taxi operations. We are on track to begin deploying Midnight this year, both in American cities as part of the White House’s eVTOL Integration Pilot Program or ‘eIPP’ and in the UAE as part of our commercial launch program. While our team is hard at work commercializing the United States and the UAE, our global order book continues to grow with some of the world’s largest airlines choosing to partner with us.
Defense. Our partnership with Anduril is central to our defense strategy. We are designing an autonomous, hybrid-electric VTOL aircraft built for dual use: a loyal wingman for defense, and cargo or medevac for commercial customers. We remain optimistic about winning a major defense contract this year. We also continue to look for opportunities to apply the proprietary technologies we have developed for our commercial aircraft to other adjacent applications. In November 2025, we announced our first third-party powertrain deal with Anduril and EDGE Group to power their Omen autonomous air vehicle.
Autonomy. Beyond commercial aircraft and defense, we see a third opportunity: software. This focus includes partnerships for next-generation AI-powered aviation technologies. Specific collaborations include a partnership with Palantir for next-generation air traffic control, movement control, and route planning. We are also working with NVIDIA to integrate the IGX Thor platform into Midnight for safety-critical autonomy applications. And we are working with SpaceX’s Starlink to bring high-speed, low-latency connectivity to our aircraft. We plan to unveil our first software product in this category later this year. We also plan to use Hawthorne Airport in Greater Los
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Angeles, which we acquired control of in December 2025, as an innovation center for these next-generation AI-powered aviation technologies that we are developing and planning to deploy with our airline and technology partners.
Financial Management. We successfully raised over $1.8 billion in gross proceeds from equity offerings in 2025 to fund our future growth and operations. At the same time, we continued to exert strict financial discipline and managed the Company’s budget within a targeted range.
Total Shareholder Return. Our three-year annualized total shareholder return through the end of 2025 was 57.7% (calculated using 30-day average closing prices), which ranked in the 70th percentile of our peer group.
EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation program aims to motivate our people to perform at a consistently high level and rewards contributions that deliver outstanding results. Key highlights of our 2025 executive compensation program include:
Performance-based Bonus: 2025 bonuses were focused on strategic milestones designed to drive long-term stockholder value. Bonuses were paid according to the plan’s formulaic funding, with no discretionary adjustments.
Long-term Equity Awards: As part of our annual review of executive officer compensation, the compensation committee granted “refresh” equity awards with a mix of time-based restricted stock unit (“RSU”) awards and performance-based RSU (“PSU”) awards to each of our NEOs in 2025.
Stockholder Alignment: PSU performance in 2025 was based solely on relative total stockholder return to ensure that the NEOs’ interests are aligned with the long-term view of our stockholders.
COMPENSATION PHILOSOPHY AND OBJECTIVES
At Archer, we are building a next-generation aerospace company. Our goals are ambitious and our timeline is demanding so our executive compensation program is built to match, it rewards the achievement of mission-critical milestones and holds our leaders accountable for outcomes that maximize value. Our compensation philosophy rests on three principles: pay should reflect performance; compensation must reinforce our long-term strategic priorities; and our leaders’ interests should directly align with those of our stockholders. As a development-stage company, we design compensation, particularly salary and annual bonus, to reward major operational and strategic milestones, including product development, manufacturing scale-up, commercial readiness, and financial discipline.
The core objectives of our executive compensation program are to:
—
Attract and retain exceptional talent with the skills, expertise, and leadership required to execute our ambitious goals;

—
Motivate and reward performance by linking a meaningful portion of compensation to the achievement of critical operational, strategic, and financial objectives;

—
Align interests with stockholders by delivering a significant portion of total compensation through long-term equity awards, ensuring our leaders share in the outcomes they help create; and

—
Remain market competitive by benchmarking total compensation against a defined peer group of companies at comparable stages of development and scale.

NON-BINDING ADVISORY SAY ON PAY VOTE AND COMPENSATION PROGRAM ENHANCEMENTS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders can cast an annual advisory non-binding say on pay vote to approve the compensation of our NEOs. In 2025, stockholders indicated their support for our executive compensation programs with 77% of the votes cast in favor of the say-on-pay proposal. Our compensation committee carefully considered the results of the Company’s most recent advisory vote when evaluating our executive compensation program. In response, the compensation committee implemented several enhancements designed to further strengthen pay-for-performance alignment and expanded proxy disclosure, including:
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—
Enhanced Transparency on Company’s Performance Bonus Program Design. The Company expanded its proxy disclosure regarding the Company’s performance metrics, weighting, and goal-setting process and related bonus determinations underlying annual incentive compensation to provide greater transparency into how compensation outcomes align with Company performance, while maintaining appropriate confidentiality around competitively sensitive information.

—
Enhanced Transparency Regarding Individual Performance. We also added expanded disclosure regarding individual executive performance and goal attainment in connection with a portion of our annual bonus determinations.

—
CEO Pay Alignment. The compensation committee ensured the CEO’s 2025 pay was aligned with the Company’s peer group and consistent with internal pay equity across the executive team.

—
Individual Annual Bonus Component Weighting Reduced for 2026. For 2026, the compensation committee reduced the individual component of each NEO’s annual bonus from 50% to 30%, with the remaining 70% tied to corporate goals.

Our compensation committee will continue to consider stockholder feedback and say-on-pay results as part of its ongoing review of the Company’s executive compensation program.
COMPENSATION GOVERNANCE POLICIES AND PRACTICES
We endeavor to maintain compensation policies and practices that reflect sound governance standards. We believe it is important to offer competitive compensation packages and a high-quality work environment to attract, retain and motivate key personnel. Our compensation committee, with the advice and support of the Company’s independent compensation consultant, legal counsel and management team, regularly reviews and evaluates our executive compensation program to ensure alignment with our short-term and long-term goals, taking into account competitive market conditions. The following summarizes certain executive compensation practices in effect in 2025 that were designed to drive performance.
Annual compensation risk assessment	Compensation committee, with assistance of its independent compensation consultant, conducts an annual risk assessment of our executive and broader employee compensation programs.
Annual executive compensation review	Compensation committee annually reviews and approves our compensation strategy and comparative peer group and remains actively engaged throughout the year—meeting at least quarterly, with additional special sessions as needed, to monitor and assess the approved program on an ongoing basis.
Clawback arrangements	Maintain a clawback policy requiring recoupment of erroneously awarded incentive-based compensation in accordance with SEC rules.
Equity granting policy	Maintain an equity granting policy, reviewed annually by the compensation committee.
Independent compensation consultant	Compensation committee engaged Compensia, which provides no services to the Company other than those performed for the compensation committee.
Long-term “at-risk” performance-based compensation	A portion of the annual equity refresh grants awarded to NEOs (and 50% for the CEO) consisted of PSUs tied to relative total stockholder return, which are fully at risk.
Minimal perquisites and special benefits	Provide limited perquisites and personal benefits to executives and senior employees; beyond a 401(k) plan, we offer no pension, supplemental retirement, or enhanced executive health or insurance benefits.
No hedging and pledging	Prohibit all employees, including NEOs, and Board, from hedging, pledging, or engaging in derivative transactions involving Company securities.
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No “single-trigger” change-in-control arrangements	Provide change-in-control benefits only on a “double-trigger” basis (requiring both a change in control and a qualifying termination of employment); certain performance-based equity awards convert to time-based vesting and, if not assumed, accelerate upon a change in control.
No tax gross-ups	Do not provide tax gross-ups or other tax reimbursement payments, including in connection with Sections 280G or 4999 of the Internal Revenue Code (the “Code”).
Say-on-pay vote	Hold an annual advisory vote on the compensation of our NEOs.
ROLES OF THE COMPENSATION COMMITTEE, MANAGEMENT AND COMPENSATION CONSULTANT
Role of the Compensation Committee
The compensation committee is responsible for overseeing our compensation programs and policies, including our equity incentive plans. Our compensation committee comprises independent directors and operates under a written charter adopted and approved by our Board, under which our Board retains concurrent authority with our compensation committee to approve compensation-related matters. The compensation committee has the authority, in its sole discretion, to retain independent compensation consultants, outside legal counsel, and other advisors to assist in carrying out its responsibilities.
Each year, the compensation committee reviews and approves compensation decisions as they relate to our NEOs and other executives, including our CEO. Our compensation committee assesses the performance of the Company and our executives, and reviews and approves our executive compensation elements, plans and policies, and is responsible for administering our equity incentive plans, including approving award grants under the plans.
Role of Management
In carrying out its responsibilities, our compensation committee works with members of our management, including developing an annual bonus plan based on metrics that contain appropriately rigorous goals and target levels.
At the compensation committee’s request, Mr. Goldstein provides input regarding the performance and compensation of the other NEOs. The compensation committee considers Mr. Goldstein’s evaluation and his direct knowledge of each NEO’s performance and contributions when setting compensation. Mr. Goldstein is not present during compensation committee deliberations or voting regarding his own compensation.
Role of Independent Compensation Consultant
Pursuant to its charter, the compensation committee has the authority to retain one or more external advisors, including compensation consultants, legal counsel, accountants, and other advisors, to assist it in the performance of its duties and responsibilities.
The compensation committee engaged FW Cook to serve as its independent compensation consultant through August 2025 and beginning in August 2025, the compensation committee engaged Compensia as its independent compensation consultant. Compensia supports the compensation committee by attending committee meetings, providing recommendations regarding the composition of our compensation peer group, analyzing competitive compensation data and formulating recommendations related to executive and non-employee director compensation programs.
Compensia performs no other services for us other than those provided to the compensation committee. In connection with the services provided by each FW Cook and Compensia in 2025, our compensation committee assessed the definition of independence of FW Cook and Compensia under applicable SEC and stock exchange regulations and concluded that no conflict of interest exists for either.
Use of Competitive Market Data
We strive to attract and retain the most highly qualified executive officers in an extremely competitive market. Accordingly, our compensation committee believes that it is important when making its compensation decisions
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to be informed as to the competitive market for executive talent, including the current practices of companies that compete with us for talent and other comparable publicly traded companies.
With the assistance of our independent compensation consultant, our compensation committee annually reviews and selects a peer group to use as a reference point for making executive compensation decisions. In October 2024, the compensation committee selected and approved the following companies as the compensation peer group to be used as market context for 2025 NEO compensation decisions after considering the following criteria: (1) market capitalization between 0.25 to 4.0 times that of the Company, (2) revenue not exceeding $1 billion in the past four quarters and (3) in the high tech hardware and emerging technology industries.
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2025 Peer Group
Ambarella	Cohu	LiveWire
Aurora Innovation	Eve	Luminar Tech
Bloom Energy	Evolv Technologies	Navitas Semiconductor
Calix	Impinj	QuantumScape
ChargePoint	Joby Aviation	Stem
Our compensation committee intends to review the peer group annually and may consider supplemental information from other public companies and third-party surveys. Our compensation committee used the competitive market data derived from the compensation peer group as a reference in the course of its review and evaluation of our executive compensation program and in making decisions regarding executive compensation in 2025, but did not benchmark the compensation for our NEOs, to any particular level or against any specific member of the peer group.
Pay Determinations
Actual pay decisions for our NEOs are based on our compensation committee’s evaluation of various criteria, including an analysis of the competitive market data prepared by FW Cook for 2025 pay decisions, each NEO’s scope of responsibilities, prior and current performance, attainment of individual and company performance objectives, internal pay equity, labor market conditions, as well as our overall strategic business plan. Market data was used primarily as a reference point for measuring the competitive marketplace, and was one factor among others, used by our compensation committee in determining executive compensation. Other factors our compensation committee considers in making its executive compensation decisions include input from our management (except with respect to their own compensation), core responsibilities and criticality of role, past individual performance and expected future contributions, vesting status and value of outstanding equity awards, and internal pay equity based on the impact of business and performance.
ELEMENTS OF OUR COMPENSATION PROGRAM
Base Salary	Base salary is a fixed element of compensation designed to attract and retain our executives, including NEOs, and compensate them for their day-to-day responsibilities. Our compensation committee reviews base salaries annually, taking into account individual performance, prior base salary level, competitive market data, responsibilities, and other relevant factors. No NEO is entitled to an automatic base salary increase.
Performance-based Annual Cash Bonus	Our annual cash bonus program is a performance-based, at-risk component of our NEOs’ compensation. Bonus opportunities are designed to motivate and reward executives for achieving corporate objectives and individual performance goals.
Long-term Equity Awards	We use a mix of time- and performance-based equity as a significant component of executive compensation (including for NEOs) to incentivize and reward long-term value creation. Our performance-based equity is tied to relative total stockholder return, further aligning the interests of our executives with those of our stockholders.
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Base Salary
In February 2025, our compensation committee reviewed and set the base salaries of our NEOs after considering the competitive market for executive talent, internal parity, individual performance and the roles and responsibilities of each of the NEOs. The following table sets forth the base salary for each of the NEOs in 2025 and 2024. Following a review of peer group CFO compensation, the CEO recommended and the compensation committee approved an increase to Ms. Gupta’s base salary to recognize her expanded scope of responsibilities in her role as Acting CFO.
Named Executive Officer	2025 Ending Base Salary	2024 Ending Base Salary
Adam Goldstein	750,000	750,000
Priya Gupta	400,000	338,000
Eric Lentell	550,000	550,000
Thomas Muniz	700,000	700,000
Tosha Perkins	550,000	550,000
Mark Mesler(1)	—	500,000
(1) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
2025 Performance-based Annual Cash Bonus Plan and Achievement
Each of our NEOs is eligible to earn an annual cash bonus under our 2025 Executive Bonus Plan. This performance-based annual bonus is designed to reward the achievement of annual corporate performance relative to pre-established goals, as well as individual performance, contributions and strategic impact. Each NEO has an annual bonus target that is a stated percentage of their base salary, which was set based on the scope and significance of each NEO’s role at the Company, as well as a review of market data.
The 2025 bonus plan was designed so that our CEO’s bonus was based 100% on the achievement of corporate objectives, while the other NEOs’ bonuses were weighted 50% on corporate performance and 50% on individual performance. This structure reflects our CEO’s ultimate accountability for corporate performance during the year, while other executives are both accountable for corporate performance, as well as performing their individual functions. The target bonus as a percentage of base salary is 100% for the CEO and 50% for the other NEOs. The total achievable bonus payout is capped at 150% of each NEO’s target bonus. For each corporate performance objective, threshold performance results in a payout equal to 50% of target, target performance achieves 100% payout and maximum performance achieves 200% payout. If the threshold goal is not achieved, then there is no payout.
To advance our vision to launch air mobility, our compensation committee approved five equally-weighted corporate performance goals with threshold, target, and stretch achievement levels that are designed to set realistic yet ambitious targets while incentivizing outstanding performance. Due to the highly competitive nature of our industry, and to minimize competitive harm to the Company and its stockholders, we have limited certain specific disclosures regarding corporate performance goals that are closely tied to our longer-term business strategy and other confidential information of the Company. Our corporate performance goals and attainment in 2025 were generally as described below. As a result, corporate performance goals were achieved at 100% of target.
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Weighting (%)	Corporate Performance Goal and Attainment
20	Commercialization: Initiatives tied to establishing a foundation for our planned air taxi operations; those goals were achieved at the stretch level (200% payout).
20	Certification: Initiatives tied to finalizing certain aspects of our policy portion of our Midnight certification program with the FAA; this was achieved at the threshold level (50% payout).
20	Financial discipline: Specific goals related to operating and managing business growth within the board-approved spend plan; this was achieved at the stretch level (200% payout).
20	Flight test: Initiatives tied to testing Midnight’s flight capabilities for early commercial service; this was achieved at the threshold level (50% payout).
20	Production: Initiatives tied to scaling Midnight’s aircraft production at or above a specified level; this was not achieved at the threshold level (no payout).
Our 2025 bonus payout for our CEO, which was solely based on corporate performance goal attainment, was:
Name	Base Salary ($)	Target Bonus (as % of base salary)	Corporate Performance (weighted 100%)	Actual Bonus ($)
Adam Goldstein	750,000	100	100	750,000
Individual annual incentive award goals and achievement for our NEOs other than our CEO vary depending on our strategic corporate initiatives and each executive officer’s responsibilities and contributions to these corporate initiatives. The factors considered by the CEO and compensation committee for 2025 in reviewing individual performance included the following factors:
—
Ms. Gupta managed performance in line with the Company’s financial plan aligning with business unit leaders on forecasts and capital needs. She also strategically expanded the finance organization and played a key role in supporting commercial deployment efforts.

—
Mr. Lentell expanded his role to cover broader strategic oversight and leadership. He also provided critical support for aircraft certification and commercial deployment efforts, while expanding and strengthening the Company’s intellectual property portfolio.

—
Mr. Muniz advanced key engineering and aircraft design initiatives across both commercial and defense business lines, including the dual-use hybrid aircraft platform that progressed through multiple preliminary and critical design reviews.

—
Dr. Perkins upleveled engineering leadership to strengthen execution and support the Company’s scaling objectives. Her accomplishments also included enhancing and scaling human resource capabilities, encompassing total rewards, compliance and controls, and business partnership functions, and optimizing human resource IT processes and controls.

Based on its assessment of the corporate performance goals’ attainment and individual performance as described above, our compensation committee approved achievement of 100% of each of our NEOs’ individual performance for 2025, resulting in a payout of 100% of annual bonus target for each NEO.
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Name	Base Salary ($)	Target Bonus (as % of base salary)	Corporate Performance (weighted 50%)	Individual Performance (weighted 50%)	Actual Bonus ($)
Priya Gupta	400,000	50	100	100	200,000
Eric Lentell	550,000	50	100	100	275,000
Thomas Muniz	700,000	50	100	100	350,000
Tosha Perkins	550,000	50	100	100	275,000
Mark Mesler(1)	—	—	—	—	—
(1) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
The compensation committee may award bonuses in a particular year that are in excess of or below the target bonus amount based on its assessment of such executive officer’s performance and also annually evaluates the target bonus opportunity and, as part of such evaluation, at its discretion, may increase or decrease the annual bonus opportunity based on additional factors, such as individual and corporate performance. No such discretion was applied for 2025 performance and related bonus payouts.
Long-term Equity Awards
Our compensation committee believes that long-term equity awards are a critical component of our executive compensation program that links the interests and risks of our executive officers with those of our stockholders. Long-term equity awards are an effective means of focusing our executive officers on driving increased stockholder value over a multi-year period and motivating them to remain employed with us. Consistent with this philosophy, a significant portion of our NEOs’ annual compensation is granted in the form of long-term equity incentives.
The target number of RSUs and PSUs granted to our NEOs was determined by dividing the target value by the average closing stock price during the month prior to grant. The target value of the RSUs and PSUs for each of our NEOs is as follows:
Name	Target equity award value	Target PSU value ($)	Target number of PSUs (#)	Target RSU value ($)	Number of RSUs (#)
Adam Goldstein(1)	7,500,000	3,750,000	350,231	3,750,000	360,231
Priya Gupta	1,500,000	750,000	78,289	750,000	78,289
Eric Lentell	4,000,000	3,000,000	104,385	1,000,000	313,153
Thomas Muniz	1,750,000	875,000	91,337	875,000	91,337
Tosha Perkins	4,000,000	3,000,000	104,385	1,000,000	313,153
Mark Mesler(2)	—	—	—	—	—
(1) Mr. Goldstein has elected to defer any settlement of his RSUs and PSUs to calendar year 2030 (or, if earlier, upon his “separation from service” (as defined under Section 409A of the Code), death, disability, a change in control of the Company, or an unforeseeable emergency (as defined under Section 409A of the Code))
(2) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
The grant date fair values of these PSUs and RSUs are reported in the “Summary Compensation Table” below.
RSUs
RSU awards with time-based vesting align the interests of our NEOs with those of our stockholders by promoting the stability and retention of a high-performing executive team over the long term. In 2025, the compensation committee approved time-based RSU awards that vest in quarterly installments over three years.
PSUs
In 2025, we continued our practice of granting PSUs (weighted 25% to 50% of long-term equity awards) to align the interests of our NEOs and our stockholders by rewarding superior stockholder returns compared to the returns
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of the indexed companies in the S&P 600 (“Relative TSR”). The PSUs ensure that a significant portion of our NEOs’ equity compensation is contingent upon future Relative TSR performance.
Provision	Grant Structure	Rationale
Grant Mix	25 – 50% PSUs based on Relative TSR and 50 – 75% RSUs based on service	Mix of PSUs/RSUs balances performance risk, pay-for-performance philosophy, and retention
Vesting Period	RSU shares vest quarterly over 3-year period, PSU shares vest annually based on each of 1-year, 2-year and 3-year Relative TSR(1)	Balances executive retention and long-term stockholder alignment
PSU Metric	Based on Relative TSR from grant date	Incentivizes long-term sustained value creation and outperformance in a transparent and objective way
Subject to the terms of the award agreements, between zero and 200% of the target number of PSUs are eligible to vest, depending on our Relative TSR percentile ranking for the performance period, as follows:
Relative TSR Percentile v. S&P 600 index	PSUs vesting as % of Target
90th percentile	200%
50th percentile	100%
25th percentile	50%
If our Relative TSR percentile ranking is above the 25th percentile and between the other levels shown in the table above, the portion of the PSUs that vest will be linearly interpolated between the two nearest vesting percentages. If the performance metric achievement is below the 25th percentile for any performance period, then no PSUs will be eligible to vest for such performance period. Relative TSR is measured over three discrete performance periods covering 12, 24, and 36 months, with one-third of the target PSUs eligible to vest each year.
If the Company’s absolute TSR is negative over a performance period, the total number of PSUs earned will be capped at 100%. This avoids paying out large awards despite outperforming the TSR peers if the Company’s stockholders do not earn a positive return over the requisite performance period.
Relative TSR calculations for the Company and the indexed companies are measured based on the average closing share price for the twenty consecutive trading day period starting on the first and ending on the last days of the performance periods, accounting for any dividends (which shall be assumed to be reinvested) and any stock splits.
In the event that one of our NEOs is terminated due to such NEO’s death or disability, then the number of PSUs for such NEO that are eligible for vesting shall be pro-rated based on such NEO’s actual period of service to the Company during the performance period in which such termination occurs and the degree of vesting shall be based on a performance modifier of 100%. Any PSUs for such NEO that would be eligible for vesting in subsequent performance periods shall be forfeited.
In the event that one of our NEOs is terminated without cause or resigns for good reason, then, as to any then-ongoing performance period, the number of PSUs eligible to vest shall be pro-rated based on such NEO’s actual service to the Company during the performance period in which such termination occurs and such PSUs shall vest (if at all) based on the actual degree of achievement of the performance metrics for such performance period. Following such vesting, any PSUs for subsequent performance periods shall be forfeited.
In the event that a change in control occurs prior to the end of all performance periods, then a portion of the PSUs subject to any then-ongoing performance periods shall be eligible to vest following the closing of such change
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in control based on continued service with the acquirer through the end of the applicable performance periods. The number of PSUs eligible to vest shall be equal to the product of (i) the number of PSUs subject to the relevant performance periods and (ii) actual performance, calculated based on a truncated period ending on the closing date of the change in control, and using the price per share payable for the Company’s common stock in the change in control.
Any PSUs that become subject to time-based vesting following a Change in Control pursuant to the above shall be subject to full vesting acceleration on any subsequent termination of service: (1) without cause, (2) due to a resignation for good reason, (3) due to death or disability, in each case, subject to delivery of a release of claims. If an acquiring corporation refuses to assume, convert, replace or substitute the PSUs in connection with a change in control, then 100% of the PSUs that are then-outstanding and eligible to vest shall vest in full.
2021 Founder Grant
As part of the Company going public in September 2021, Mr. Goldstein received 20,009,224 PSUs (the “Founder Grant”) pursuant to the merger agreement entered into in February 2021. The Founder Grant may be earned and vest for up to seven years following the Company’s listing date in four equal tranches subject to the achievement of the earlier to occur of a stock price milestone or a performance-based milestone, with each of the four tranches being subject to a unique set of milestones. The stock-based and performance-based milestones of the Founder Grant were constructed to incentivize outperformance and achievement of challenging and rigorous performance goals that increase long-term stockholder value. The performance-based milestone of the first tranche was achieved in September 2021 and the performance-based milestone for the second tranche was achieved in November 2024. Two tranches of this grant remain unvested and eligible to be earned.
Other Compensation and Benefits
All NEOs are eligible for a taxable reimbursement for services from a certified financial planner, certified public accountant or similar professional for certain estate planning, tax preparation, and retirement planning services up to an annual maximum of $10,000. Our NEOs are also eligible to participate in our employee stock purchase plan, health and welfare programs, 401(k) plan and matching contributions (up to 50%) and other compensation and benefit programs on the same basis as other employees; however, our compensation committee in its discretion may revise, amend, or add to these benefits.
As a member of our Board, our CEO is also eligible to defer settlement for a portion of his equity awards under the terms of the Director Equity Deferral Plan.
EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
We have entered into at-will employment offer letters with each of our NEOs that were approved by the compensation committee and our Board. In addition, we provide each NEO with the opportunity to receive certain severance payments and benefits in the event of a termination of employment under certain circumstances, including in connection with a change of control. The compensation committee generally believes that the severance protection payments and benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.
For additional information on the employment arrangements and potential post-employment payments to our NEOs, see “Potential Payments Upon Termination or Change in Control” below.
INSIDER TRADING POLICY
We have established an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to all employees, our officers, non-employee directors and other covered persons. The Insider Trading Policy also provides that Archer will not transact in its own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Archer. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
EQUITY GRANTING POLICY
We maintain an equity granting policy, pursuant to which we grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of
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employment, promotion or the closing of an acquisition. We do not grant awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
COMPENSATION CLAWBACK
Our executive clawback policy, which applies to our Section 16 officers, provides that if (i) the Company is required to restate its financial statements filed pursuant to the Exchange Act as a result of a material error in these financial statements, (ii) such restatement is due to the gross negligence or intentional misconduct of a clawback officer (as determined by the compensation committee), (iii) the amount of any incentive paid to or payable to such clawback officer that was determined based on the achievement of financial or operating results would have been less if such financial statements had been correct at the time of determination, and (iv) no more than three years have elapsed from the filing date of such financial statements upon which such incentive compensation was determined, then the Company shall recoup from such clawback officer an amount equal to such excess cash incentive compensation through such means as the compensation committee determines in accordance with the policy. A copy of our clawback policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
COMPENSATION RISK ASSESSMENT
The compensation committee reviewed our executive and employee compensation programs to assess whether they encourage our employees to take excessive or inappropriate risks. After reviewing and assessing our compensation philosophy, policies and practices, including the mix of fixed and variable compensation, short-term and long-term incentive structures, overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the compensation committee has determined that any risks arising from our compensation programs are not reasonably likely to have a material adverse effect on the Company.
TAX AND ACCOUNTING CONSIDERATIONS
Deductibility of Executive Compensation
Section 162(m) of the U.S. tax code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain covered current and former executive officers. While the compensation committee considers the income tax consequences of its compensation actions and decisions, it retains the flexibility to award compensation that is consistent with the goals of our executive compensation program and in the best interests of the Company and its stockholders, even if such compensation is not fully deductible for federal income tax purposes.
Accounting Treatment
The compensation committee considers accounting implications when designing compensation plans for our officers and employees. Chief among these is ASC 718, which governs the accounting treatment of stock-based compensation. ASC 718 requires us to record a compensation expense in our income statement for all equity awards, based on each award’s grant date fair value. In most cases, this expense is recognized ratably over the award’s requisite service period, generally corresponding to its vesting schedule. These expenses are reflected in the compensation tables below, even though recipients may never realize any value from their equity awards.
LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS
Our amended and restated certificate of incorporation limits the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). As a result, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties, except for:
—
any breach of the director’s duty of loyalty to us or our stockholders;

—
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

—
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

—
any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL, subject to limited
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exceptions, and allow us to indemnify other employees and agents as set forth in the DGCL. Our bylaws also require us to advance expenses incurred by our directors and officers in defending any action for which indemnification is required or permitted, subject to certain limitations.
In addition to these charter and bylaw provisions, we have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain key employees.
We believe these provisions and agreements are necessary to attract and retain qualified directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
To the extent indemnification for liabilities arising under the Securities Act is permitted for directors or executive officers, the SEC has expressed the view that such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
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EXECUTIVE COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The below table provides information concerning compensation awarded to, earned by or paid to each of our NEOs for all services rendered in all capacities during the fiscal years in which such individuals were NEOs during the last three completed fiscal years.
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	STOCK AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Adam Goldstein Chief Executive Officer	2025	750,000	$9,897,947	750,000	—	11,397,947
	2024	750,000	16,487,500	525,500	—	17,763,000
	2023	600,000	—	393,750	10,000	1,003,750
Priya Gupta Acting Chief Financial Officer	2025	400,000	1,989,063	200,000	19,677	2,608,740
	2024	338,000	171,992	158,545	8,433	676,970
Eric Lentell Chief Strategy & Legal Officer	2025	550,000	4,812,824	275,000	—	5,637,824
	2024	550,000	1,681,778	233,750	—	2,465,528
Thomas Muniz Chief Technology Officer	2025	700,000	2,320,569	350,000	14,475	3,385,044
	2024	700,000	1,681,778	297,500	8,775	2,688,053
	2023	650,000	4,669,000	318,500	15,150	5,652,650
Tosha Perkins Former Chief Administrative Officer	2025	550,000	4,812,824	275,000	27,044	5,664,868
	2024	550,000	1,121,185	233,750	8,845	1,913,780
Mark Mesler(4) Former Chief Financial Officer	2025	271,013	—	437,500	2,305,919	3,014,432
	2024	500,000	1,121,185	146,311	15,250	1,782,746
	2023	500,000	1,083,709	230,000	15,000	1,828,709
(1) This column shows the grant date fair value for accounting purposes of the long-term equity awards granted to our NEOs. The grant date fair value for time-based RSUs is measured in accordance with ASC 718 and based on the closing price of Archer’s common stock on the date of grant. The grant date fair value for performance-based RSUs is calculated using a Monte-Carlo model for each award on the date of grant, as determined under ASC 718, based on the probable outcome of the performance condition as of the grant date.
(2) The annual bonus awards are based on the performance of the Company relative to predetermined strategic goals for the year and the performance of each individual NEO. The target payout amount for each NEO’s annual bonus payout opportunity for 2025 is shown in the table entitled “Grants of Plan-Based Awards—2025.” Further descriptions of these amounts, including information regarding the impact of corporate and individual performance criteria are described above in the section entitled “2025 Performance-based Annual Bonus Plan and Achievement.”
(3) The amounts reported represent: (a) for Mr. Goldstein, taxable reimbursement of benefit, tax, and financial advisory services (“financial planning benefit”) of $10,000 in 2023, (b) for Mr. Mesler, (a) $15,500 in Company contributions under its 401(k) plan and $2,290,419 reflecting the incremental accounting expense incurred in accordance with ASC 718 in connection with the accelerated vesting of his RSUs pursuant to his transition agreement with the Company, in 2025, (b) $15,250 in Company contributions under its 401(k) plan in 2024 and (c) $15,000 in Company contributions under its 401(k) plan in 2023, (c) for Ms. Gupta, company contributions under its 401(k) plan of $19,677 in 2025 and $8,433 in 2024, (d) for Mr. Muniz, company contributions under its 401(k) plan of $14,475 in 2025 and $8,775 in 2024 and $11,250 in 2023 and financial planning benefit of $3,900 in 2023 and (e) for Dr. Perkins, company contributions under its 401(k) plan of $19,060 in 2025 and $8,845 in 2024 and financial planning benefit of $7,984 in 2025. The $2,290,419 reported in connection with the accelerated vesting of certain of Mr. Mesler’s RSUs reflects the accounting cost for these RSUs and does not correspond to the actual economic value received by Mr. Mesler in connection with such acceleration.
(4) Compensation reflects (1) $271,013 pro-rated salary paid through his transition date and (2) $437,500 cash payment pursuant to his transition agreement with the Company dated July 8, 2025.
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GRANTS OF PLAN-BASED AWARDS IN 2025
The following table provides information regarding each grant of a plan-based award made to an NEO under any plan in the year ended December 31, 2025. No NEOs were granted stock options during the year ended December 31, 2025. Mr. Mesler, our former Chief Financial Officer, was on medical leave from September 2024 through July 2025 and stepped down as Chief Financial Officer effective July 7, 2025. As such, Mr. Mesler did not receive any grants of plan-based awards during the year ended December 31, 2025.
Name	Award Type	Grant Date	Estimated Future Payout Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payout Under Equity Incentive Plan Awards (#)		All Other Stock Awards: Number of Shares or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
			Target	Maximum	Threshold	Target	Maximum
Adam Goldstein	Cash incentive	—	750,000	1,125,000	—	—	—	—	—
	RSUs	7/26/25	—	—	—	—	—	360,231	4,038,190
	PSUs	7/26/25	—	—	—	360,231	720,462	—	5,859,758
Priya Gupta	Cash incentive	—	200,000	300,000	—	—	—	—	—
	RSUs	2/17/25	—	—	—	—	—	78,289	810,291
	PSUs	2/17/25	—	—	—	78,289	156,578	—	1,178,771
Eric Lentell	Cash incentive	—	275,000	412,500	—	—	—	—	—
	RSUs	2/17/25	—	—	—	—	—	313,153	3,241,134
	PSUs	2/17/25	—	—	—	104,385	208,770	—	1,571,690
Thomas Muniz	Cash incentive	—	350,000	525,000	—	—	—	—	—
	RSUs	2/17/25	—	—	—	—	—	91,337	945,338
	PSUs	2/17/25	—	—	—	91,337	182,674	—	1,375,231
Tosha Perkins	Cash incentive	—	275,000	412,500	—	—	—	—	—
	RSUs	2/17/25	—	—	—	—	—	313,153	3,241,134
	PSUs	2/17/25	—	—	—	104,385	208,770	—	1,571,690
(1) The grant date fair value for time-based RSUs is calculated in accordance with FASB ASC 718 based on the closing price of the Company’s Class A common stock on the date of grant. The grant date fair value for performance-based RSUs is calculated using a Monte-Carlo model for each award on the date of grant, determined under FASB ASC 718. A discussion of the assumptions used in calculating these values for 2025 may be found in Note 9—Stock Based Compensation included in the notes to the consolidated financial statements in our 2025 Annual Report on Form 10-K.
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OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END
The following table provides information with respect to all outstanding stock options and RSUs held by our NEOs as of December 31, 2025. See “Employment and Change in Control Agreements” and “Potential Payments Upon Termination or Change in Control” for information regarding the impact of certain employment termination scenarios on outstanding equity awards.
			Stock Awards
Name		Grant Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units or stock that have not vested ($)(1)	Number of unearned shares, units or other rights that have not vested (#)	Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Adam Goldstein	(2)	9/16/2021	—	—	10,004,612	75,234,682
	(3)	12/18/2024	328,125	2,467,500	—	—
	(4)(5)	12/18/2024	—	—	475,000	3,572,000
	(6)	7/26/2025	270,173	2,031,701	—	—
	(4)(5)	7/26/2025	—	—	360,231	2,708,937
Priya Gupta	(7)	5/1/2024	17,915	134,721	—	—
	(8)	2/17/2025	52,192	392,484	—	—
	(4)	2/17/2025	—	—	78,289	588,733
Eric Lentell	(9)	8/18/2022	68,598	515,857	—	—
	(10)	5/1/2023	98,982	744,345	—	—
	(11)	3/26/2024	80,509	605,428	—	—
	(4)	3/26/2024	—	—	95,420	717,558
	(12)	2/17/2025	208,768	1,569,935	—	—
	(4)	2/17/2025	—	—	104,385	784,975
Thomas Muniz	(13)	5/1/2023	862,500	6,486,000	—	—
	(14)	3/26/2024	80,509	605,428	—	—
	(4)	3/26/2024	—	—	95,420	717,558
	(15)	2/17/2025	60,889	457,885	—	—
	(4)	2/17/2025	—	—	91,337	686,854
Tosha Perkins	(16)	4/11/2022	64,914	488,153	—	—
	(17)	5/1/2023	98,982	744,345	—	—
	(18)	3/26/2024	53,673	403,621	—	—
	(4)	3/26/2024	—	—	63,616	478,392
	(19)	2/17/2025	208,768	1,569,935	—	—
	(4)	2/17/2025	—	—	104,385	784,975
(1) Dollar amounts shown are determined by multiplying the number of shares or units shown in the preceding column by $7.52, which was the fair market value of the Class A common stock on December 31, 2025, the last trading day of the year. The value provided assumes any relevant performance criteria are achieved.
(2) On September 16, 2021, pursuant to the 2019 Plan, Mr. Goldstein was granted a performance-based equity award consisting of RSUs settleable for 20,009,224 shares of Class B common stock. This award vests ratably in 1/4th increments upon approval by our compensation committee of the achievement of certain milestones over the seven-year period beginning on September 16, 2021. Effective December 31, 2024 (the “conversion date”), all outstanding shares of the Company’s Class B common stock were automatically converted into shares of Class A
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common stock pursuant to the terms of the Company’s amended and restated certificate of incorporation. Following the conversion date, this award shall be settleable for shares of Class A common stock.
(3) On December 18, 2024, Mr. Goldstein was granted a time-based RSU award settleable for 750,000 shares of Class A common stock, pursuant to the 2021 Plan. Subject to the terms of the award agreement, the time-based RSUs subject to this award time-vested as to 3/8 (i.e., 281,250 restricted stock units) of the total award on the date of the Issuer’s 2025 annual shareholder meeting on June 27, 2025, and shall time-vest as to 1/16 of the total award quarterly thereafter. Once time-vested, the RSUs will be settled for shares of the Company’s Class A common stock during calendar year 2029 on a date to be determined by the Company.
(4) Subject to the terms of the award agreement, the PSUs subject to this award are scheduled to vest on the annual anniversary of the grant date, provided the applicable performance condition is satisfied. As described under “Executive Compensation—Compensation Discussion and Analysis,” in each case, between 0% and 200% of the target number of PSUs may vest depending on the Company’s Relative TSR compared to the other companies in the S&P 600 during each annual performance period of the three-year award term.
(5) Mr. Goldstein has elected to defer settlement of vested PSUs until the fifth year following the grant date.
(6) Mr. Goldstein was granted a RSU award settleable for 360,231 shares of Class A common stock, pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting quarterly beginning on March 1, 2025, subject to his continued service with us.
(7) Ms. Gupta was granted a RSU award settleable for 42,998 shares of Class A common stock on May 1, 2024 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting on May 15, 2024 and 1/16 of the total award vests quarterly thereafter, subject to her continued service with us.
(8) Ms. Gupta was granted a RSU award settleable for 78,289 shares of Class A common stock on February 17, 2025 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting quarterly beginning on March 1, 2025, subject to her continued service with us.
(9) Mr. Lentell was granted a RSU award settleable for 365,854 shares of Class A common stock on August 18, 2022 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/4 vesting on August 15, 2023 and 1/16 of the total award vests quarterly thereafter, subject to his continued service with us.
(10) Mr. Lentell was granted a RSU award settleable for 316,742 shares of Class A common stock on May 1, 2023 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/16 vesting on May 15, 2023 and 1/16 of the total award vests quarterly thereafter, subject to his continued service with us.
(11) Mr. Lentell was granted a RSU award settleable for 143,130 shares of Class A common stock on March 26, 2024 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/16 vesting on May 15, 2024 and 1/16 of the total award vests quarterly thereafter, subject to his continued service with us.
(12) Mr. Lentell was granted a RSU award settleable for 313,153 shares of Class A common stock on February 17, 2025 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting quarterly beginning on March 1, 2025, subject to his continued service with us.
(13) Mr. Muniz was granted a RSU award settleable for 2,300,000 shares of Class A common stock on May 1, 2023 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/4 vesting on May 15, 2024 and 1/16 of the total award vests quarterly thereafter, subject to his continued service with us.
(14) Mr. Muniz was granted a RSU award settleable for 143,130 shares of Class A common stock on March 26, 2024 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/16 vesting on May 15, 2024 and 1/16 of the total award vests quarterly thereafter, subject to his continued service with us.
(15) Mr. Muniz was granted a RSU award settleable for 91,337 shares of Class A common stock on February 17, 2025 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting quarterly beginning on March 1, 2025, subject to his continued service with us.
(16) Dr. Perkins was granted a RSU award settleable for 519,305 shares of Class A common stock on April 11, 2022 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/4 vesting on May 15, 2023 and 1/16 of the total award vests quarterly thereafter, subject to her continued service with us.
(17) Dr. Perkins was granted a RSU award settleable for 316,742 shares of Class A common stock on May 1, 2023 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/16 vesting on May 15, 2023 and 1/16 of the total award vests quarterly thereafter, subject to her continued service with us.
(18) Dr. Perkins was granted a RSU award settleable for 95,420 shares of Class A common stock on March 26, 2024 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/16 vesting on May 15, 2024 and 1/16 of the total award vests quarterly thereafter, subject to her continued service with us.
(19) Dr. Perkins was granted a RSU award settleable for 313,153 shares of Class A common stock on February 17, 2025 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/12 vesting quarterly beginning on March 1, 2025, subject to her continued service with us.
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STOCK VESTED IN 2025
The following table presents information concerning the aggregate number of shares of our common stock for which awards vested during 2025 for each of the NEOs. No options were exercised during 2025 by any of our NEOs. Value realized on vesting of stock awards is based on the fair market value of our Class A common stock on the vesting date multiplied by the number of shares vested, which includes the value of any shares that were withheld or sold at the time of vesting to satisfy tax withholding requirements and does not necessarily reflect the proceeds received by the NEO.
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Adam Goldstein(1)	435,038	4,305,711
Priya Gupta(2)	89,141	898,076
Eric Lentell	462,488	4,284,538
Thomas Muniz	736,651	6,907,881
Tosha Perkins	400,864	3,730,635
Mark Mesler(3)	578,328	5,786,475
(1) Mr. Goldstein has elected to defer the settlement of these shares as provided in his deferral election.
(2) In October 2025, the compensation committee approved a modification to Ms. Gupta’s RSU award granted on August 15, 2022. The award, originally scheduled to vest 1/4th on August 15, 2023 and then 1/16th thereafter through May 2026, was modified such that the award was vested 1/16th on August 15, 2023, 1/8th quarterly thereafter until May 15, 2025 with all remaining amounts vesting in August 2025.
(3) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
The number of shares and value realized on vesting include shares that were withheld or sold at the time of vesting to satisfy tax withholding requirements.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Adam Goldstein. In September 2021, we entered into an employment agreement with Mr. Goldstein substantially on the terms set forth below in connection with the Closing of the Business Combination.
Pursuant to the terms of his agreement, Mr. Goldstein is eligible for the following severance for a termination without “cause” or resignation for “good reason” (as defined in his employment agreement) not in connection with a change in control:
—
24 months of base salary at time of termination paid in accordance with our normal payroll practices;

—
a lump sum cash payment equal to two times the target annual bonus;

—
a lump sum payment equal to 24 months of COBRA premiums; and

—
24-month accelerated vesting of any equity awards subject only to a service-based vesting schedule.

For a termination without cause or resignation for good reason in the period starting three months prior to and ending 18 months following a change in control, Mr. Goldstein will each be eligible for the following severance package:
—
24 months of base salary at time of termination paid in a lump sum;

—
a lump sum cash payment equal to two times the target annual bonus;

—
a lump sum payment equal to 24 months of COBRA premiums; and

—
100% accelerated vesting of any equity awards subject only to a service-based vesting schedule.

As a condition of receiving the severance benefits, Mr. Goldstein must execute a general release of claims in favor of Archer and allow it to become effective and comply with all applicable agreements including but not limited to, our form of confidentiality and invention assignment agreement.
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In addition, with respect to Mr. Goldstein’s 2021 performance-based RSU award, in the event that Mr. Goldstein’s employment is terminated by us without cause or Mr. Goldstein resigns his employment for good reason, then his 2021 performance-based RSU award will remain outstanding and eligible to vest for a period of 15 months post-termination.
In addition, with respect to Mr. Goldstein’s 2024 and 2025 performance-based RSU awards, such awards are eligible for vesting acceleration and/or continued vesting following a qualifying termination of employment as described above in the Section labelled “Compensation Discussion and Analysis—Elements of Our Compensation Program—Long-Term Equity Awards—Performance-Based RSUs.”
Other Executive Officers. In February 2022, we entered into Change in Control and Severance Agreements with each of our then-current executive officers (excluding Adam Goldstein, whose change in control and severance arrangements are provided separately in his employment agreement and as described above) (the “Eligible Executive Officers”). Each such Change in Control and Severance Agreement has a three-year term and is subject to automatic renewal unless the Company provides notice (at least three months in advance) that it will not renew.
In the event of a termination of employment without cause or a resignation of employment for good reason then, pursuant to the Change in Control and Severance Agreements, each of the Eligible Executive Officers is entitled to: (i) an amount equal to 12 months of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum; (ii) a pro rata payment of his or her then-current annual bonus to the extent earned, and (iii) to the extent that her or she timely elects to receive continued coverage under our group-healthcare plans, a lump sum cash payment in an amount equal to the full amount of his or her COBRA premiums for the same period as he or she is entitled to severance. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, as if he or she had completed an additional 12 months of service, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria.
In the event a qualifying termination occurs within 18 months following a “change in control” or subject to additional conditions, within three months preceding a “change in control”, each Eligible Executive Officer is entitled to: (i) an amount equal to 12 months of his or her base salary and 100% of his or her target bonus at the rate in effect immediately prior to such termination, payable in a cash lump-sum; and (ii) a pro rata payment of his or her then-current target bonus based on the actual period of service during the bonus period. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, with respect to 100% of the then-unvested shares, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria. The Eligible Executive Officer will also be entitled to continuation of COBRA benefits as set forth above.
All such severance payments and benefits are subject to each Eligible Executive Officer’s execution of a general release of claims against us.
No executive officer is entitled to receive a “gross-up” or similar payment for any excise taxes that may become payable in connection with a change in control pursuant to Sections 280G and Internal Revenue Code Section 4999.
In addition, with respect to the outstanding portions of our NEO’s 2024 and 2025 performance-based RSU awards, such awards are eligible for vesting acceleration and/or continued vesting following a qualifying termination of employment as described above in the Section labelled “Compensation Discussion and Analysis-Elements of Our Compensation Program-Long-Term Equity Awards-Performance-Based RSUs.”
Effective April 17, 2026, Dr. Perkins transitioned from her role as Chief Administrative Officer to serve as a senior advisor to us. In connection with such transition, we entered into a transition and services agreement (the “Perkins Transition Agreement”) with Dr. Perkins. Pursuant to the Perkins Transition Agreement, Dr. Perkins will continue to provide us with certain transition services during which certain of her outstanding restricted stock unit awards will continue to vest on their original schedules.
The foregoing description of the Perkins Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Perkins Transition Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the three months ending June 30, 2026.
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Mark Mesler. Mr. Mesler served as our Chief Financial Officer until July 7, 2025. In connection with his departure, on July 8, 2025, we entered into a transition agreement with Mr. Mesler (the “Mesler Transition Agreement”) that provided for the terms of his separation from the Company.
Pursuant to the Mesler Transition Agreement, we agreed to provide Mr. Mesler with the following transition benefits:
—
a one-time cash payment of $437,500, representing nine months of his base salary and three months of his target cash bonus, payable within 30 days of the effective date of the agreement;

—
accelerated vesting of 308,830 unvested restricted stock units, which vested on the first business day following the effective date of the agreement; and

—
reimbursement of up to two months of COBRA premiums.

These payment and benefits under the Mesler Transition Agreement were conditioned upon Mr. Mesler’s release of all claims against the Company and its affiliates and acknowledged that the transition benefits fully satisfied all severance and other separation benefit obligations for which he was or could be eligible pursuant to his employment agreements with the Company, including his offer letter agreement dated January 16, 2022 and his Change in Control and Severance Agreement dated April 26, 2022.
The following table sets forth the estimated payments and benefits that would be received by each of the NEOs upon a qualifying termination unrelated to a change in control or upon a qualifying termination in connection with a change in control of the Company. This table reflects amounts payable to each NEO, except Mr. Mesler, assuming his or her employment was terminated on December 31, 2025, and/or the change in control also occurred on that date. The table reflects amounts paid to Mr. Mesler as of December 31, 2025, in connection with his departure from the Company, as described above.
Named Executive Officer	Cash Severance ($)	Payment for Continued Health Insurance Coverage ($)	Value from Acceleration of Unvested Equity Awards ($)	Total ($)
Adam Goldstein
Upon qualifying termination – no change in control	3,000,000	83,182	4,625,951	7,709,133
Upon qualifying termination – change in control	3,000,000	83,182	5,077,436	8,160,619
Mark Mesler
Upon qualifying termination – no change in control	437,500	—	2,322,402	2,759,902
Priya Gupta
Upon qualifying termination – no change in control	469,000	—	—	469,000
Upon qualifying termination – change in control	595,750	—	—	595,750
Thomas Muniz
Upon qualifying termination – no change in control	1,050,000	30,149	5,054,207	6,134,356
Upon qualifying termination – change in control	1,400,000	30,149	7,549,313	8,979,462
Eric Lentell
Upon qualifying termination – no change in control	825,000	41,591	2,629,721	3,496,313
Upon qualifying termination – change in control	1,100,000	41,591	3,435,565	4,577,156
Tosha Perkins
Upon qualifying termination – no change in control	825,000	30,342	2,434,931	3,290,273
Upon qualifying termination – change in control	1,100,000	30,342	3,280,826	4,411,168
(1) Mr. Goldstein’s offer letter provides that the unvested portion of his Founder Grant will remain outstanding and eligible to vest for a period of 15 months post-termination.
(2) The value reported for Mr. Goldstein as realized from accelerated unvested equity awards includes $4,258,862 in respect of 566,338 vested deferred stock units which would automatically settle upon Mr. Goldstein’s separation from service, in addition to unvested RSUs for which vesting would become accelerated pursuant to the terms of Mr. Goldstein’s employment.
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(3) Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025. Pursuant to the Mesler Transition Agreement, Mr. Mesler received a one-time cash payment equal to nine months of his base salary plus three months of his target annual bonus and accelerated vesting of certain of his outstanding time-based RSUs scheduled to vest over the same period. See “— Mark Mesler” above for a description of the transition benefits Mr. Mesler received in connection with his departure from the Company.
(4) Ms. Gupta has served as Acting Chief Financial Officer since September 2024. Ms. Gupta is not a party to a Change in Control and Severance Agreement with the Company.
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CEO PAY RATIO
In accordance with the requirements of Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information:
—
For 2025, the annual total compensation of the median employee of all our employees, excluding our CEO’s compensation, was $265,270.

—
The annual total compensation of our CEO in 2025 consisted of his base salary of $750,000, his performance-based cash bonus of $750,000 and the grant date fair value of $9,897,947 for the equity awards he received in 2024 as discussed in detail above. The components of his 2025 annual compensation totaled $11,397,947.

—
 The ratio of our CEO’s annual total compensation in 2025 when compared to the median employee’s annual total compensation in 2025 was 43 to 1.

To determine the median employee compensation, we analyzed all of the Company’s employees, excluding CEO, as of December 31, 2025. We annualized wages and salaries for employees who were not employed for the full year. We used base salary, target bonus and the grant date fair value of equity awards made in 2025 then ranking the sum of these totals from highest to lowest as the consistently applied compensation measure used to determine the median employee. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual total compensation of our named executive officers in the Summary Compensation Table on page     .
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officers (“PEOs”) and our other named executive officers (“Non-PEO NEOs”) and company performance for the fiscal years listed below. Our compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The amounts shown for “Compensation Actually Paid” (“CAP”) have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our named executive officers for any of the periods listed. These amounts reflect Summary Compensation Table (“SCT”) compensation with certain adjustments as described in the following table and footnotes.
The following table shows the total compensation for our NEOs for the past three fiscal years as set forth in the SCT in this proxy statement and the prior year’s proxy statement, the CAP to our PEO and on an average basis, our other NEOs (in each case, as determined under SEC rules), our TSR, our peer group TSR consisting of the S&P Aerospace & Defense Index, our net loss, and our Company-Selected Measure, relative TSR percentile against the S&P 600 Index, which is the peer group used to determine performance for our NEOs’ PSU grants.
The majority of our NEOs’ target annual total compensation is variable in nature and “at-risk” and linked to our performance towards achieving key goals set by our compensation committee that are aligned with our stockholders’ interests.
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	PEO 1	Average for Other NEOs
	($)	($)
SCT Total	11,397,947	4,062,181
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(9,897,947)	(2,787,056)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	5,386,643	1,446,113
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(36,451,377)	(655,671)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	531,354	514,313
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(2,077,609)	498,531
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(912,249)
Compensation Actually Paid	(31,110,989)	2,166,162
(a) The fair values of the RSUs and PSUs included in the compensation actually paid to our PEO and the average compensation actually paid to our other NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described above in footnote 1 to the “Summary Compensation Table—2025, 2024, and 2023” and footnote 1 to the “Grants of Plan-Based Awards” table, respectively. Any changes to the RSU and PSU grant date fair values (for 2025 grants) and from prior year-end values (for 2020 – 2024 grants) are based on an updated stock price valuation on the measurement dates and for the performance-based RSUs, include updated input variables for the Monte-Carlo model to estimate the probability of satisfying the performance objectives established for the applicable award.
In 2025, the compensation actually paid to our NEOs is linked to Company performance through our 2025 Annual Bonus Plan and Long-Term Incentive Program, which are described in more detail in the CD&A. We do not currently use any financial performance measures to link executive compensation actually paid to Company performance. However, the most important performance measures used by the Company for NEOs’ 2025 compensation decisions are listed below.
—
Production objectives

—
Flight test program objectives

—
FAA certification objectives

—
Commercialization objectives

—
Financial discipline objectives

—
Relative TSR compared to the S&P 600 Index

The chart below compares the compensation actually paid to the PEOs, the average of compensation actually paid to our remaining NEOs and the TSR performance of our stock price and the TSR performance of the disclosed peer group, the S&P Aerospace & Defense Select Industry Index. Changes in compensation actually paid is generally proportional to changes in our Class A common stock price since changes in the fair value of the NEOs’ equity awards are directly impacted by our stock price. Our stock price during the covered period has fluctuated significantly, much of which was driven by factors external to our business. Since equity awards comprise a significant portion of the total compensation of our NEOs, compensation actually paid inherently fluctuates with our TSR.
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The chart below sets forth the relationship between compensation actually paid to the PEOs, the average of compensation actually paid to our remaining NEOs and our net loss. We do not use net loss as a performance measure in our overall executive compensation program. The compensation actually paid to our NEOs is not aligned with our net loss, as shown below, primarily due to the significant portion of compensation actually paid to NEOs is equity awards, a result of which is much greater sensitivity of compensation actually paid to our Class A common stock price.
The chart below sets forth the relationship between compensation actually paid to the PEOs, the average of compensation actually paid to our remaining NEOs and our company selected measure, annual relative TSR. Since our PSUs are based on relative TSR, relative TSR percentile directly impacts the fair value of outstanding PSU grants to the NEOs. Higher relative TSR percentile increases the fair value of the outstanding PSUs and conversely lower relative TSR percentile decreases the fair value of outstanding PSUs.
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All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
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EQUITY COMPENSATION PLAN INFORMATION
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING SECURITIES (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN(a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	35,921,955(3)	0.14	45,995,349(4)
Equity compensation plans not approved by security holders	—	—	—
Total	35,921,955	0.14	45,995,349
(1) The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2) Includes our (i) 2021 Plan; (ii) 2021 Employee Stock Purchase Plan; and 2019 Equity Incentive Plan (the “2019 Plan”).
(3) Includes: (i) 24,293,591 shares subject to outstanding RSU and PSU awards granted under the 2021 Plan and (ii) 11,628,364 shares subject to outstanding awards granted under the 2019 Plan, of which 1,623,752 shares were subject to outstanding option awards and 10,004,612 shares were subject to outstanding RSU awards.
(4) As of December 31, 2025, there were 38,017,020 shares of Class A common stock available for issuance under the 2021 Plan and no additional shares available for issuance under the 2019 Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Plan increased automatically by 37,202,288 shares on January 1, 2026 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 5% of all series and classes of our common stock outstanding as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2025, there were 7,978,329 shares of Class A common stock available for issuance under the 2021 Employee Stock Purchase Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Employee Stock Purchase Plan increased automatically by 7,440,457 shares on January 1, 2026 and will increase automatically on the first day of January of each of 2022 through 2031 by the lesser of (i) number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock as of the immediately preceding December 31, (ii) 9,938,118 and (iii) a lower number approved by our board of directors.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2025 to which we were, are, or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.
AGREEMENTS WITH STELLANTIS
Subscription and Registration Rights Agreements
In August 2024, we entered into a subscription agreement with Stellantis, pursuant to which we agreed to sell and issue, in a private placement transaction (the “August Stellantis Private Placement”), 2,982,089 shares of Class A common stock at a purchase price of $3.35 per share for an aggregate purchase price of $9,989,998.15. In connection with the August Stellantis Private Placement, we granted to Stellantis certain registration rights with respect to the shares of Class A common stock issued in the August Stellantis Private Placement pursuant to the August 2024 Stellantis Registration Rights Agreement. A portion of the August Stellantis Private Placement closed on August 12, 2024 for 49,283,582 shares of our Class A common stock for net proceeds of approximately $158.0 million, after deducting offering costs. The remaining portion of the August Stellantis Private Placement covering an aggregate of 2,982,089 shares of our Class A common stock was issued and sold to Stellantis for gross proceeds of approximately $10.0 million on January 6, 2025.
In December 2024, we also entered into a subscription agreement with Stellantis, pursuant to which we agreed to sell and issue, in a private placement transaction (the “December Stellantis Private Placement”), 751,879 shares of Class A common stock at a purchase price of $6.65 per share for an aggregate purchase price of $4,999,995.35. In connection with the December Stellantis Private Placement, we granted to Stellantis certain registration rights with respect to the shares of Class A common stock issued in the December Stellantis Private Placement pursuant to the December 2024 Stellantis Registration Rights Agreement. The closing of the December Stellantis Private Placement is subject to certain closing conditions.
Collaboration and Forward Purchase Agreements
On January 3, 2023, we entered into a Manufacturing Collaboration Agreement (the “Collaboration Agreement”) with Stellantis. In connection with the Collaboration Agreement, we entered into a Forward Purchase Agreement (the “Forward Purchase Agreement”) with Stellantis, pursuant to which we may elect, in our sole discretion, to issue and sell to Stellantis up to $150.0 million of shares of Class A common stock upon the achievement of certain milestones (the “Forward Purchase Shares”).
Stellantis had the right to nominate one Class II director (initially Barbara J. Pilarski) from January 3, 2023, until the 2026 annual meeting of stockholders. The right to nominate a Class II director would have extended through the 2029 annual meeting, conditioned on Stellantis or its affiliates beneficially owning at least 12.5% of the outstanding Class A common stock. As of the date of the proxy statement, Stellantis does not meet the 12.5% ownership threshold and therefore does not currently hold the right to nominate a director for the 2026 annual meeting.
Under the Forward Purchase Agreement, three milestone-based share issuances were completed: $25 million (6,337,039 shares on June 23, 2023), $70 million (12,313,234 shares on August 10, 2023), and $55 million (17,401,153 shares on July 1, 2024), totaling $150M in gross proceeds.
In connection with the Collaboration Agreement, we and Stellantis entered into the Stellantis Warrant Agreement, pursuant to which Stellantis may purchase up to 15 million shares of Class A common stock at $0.01/share, vesting in three tranches tied to performance or stock price thresholds. These warrants are fully vested. We also granted Stellantis demand, piggyback, and resale shelf registration rights covering all shares issued or issuable under this warrant and the Forward Purchase Shares.
TRANSACTIONS WITH NEON
In August 2025, Neon Aero Inc. and its subsidiaries (together “Neon Group”) became related parties of the Company. Adam Goldstein, our Chief Executive Officer, owns a greater than 10% interest in, and is a member of the board of, Neon Aero Inc. As of December 31, 2025, $0.6 million was payable to Neon Group in connection with
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certain goods and services provided to the Company by Neon Group. The aggregate purchase price of goods and services from Neon Group in 2025 was $4.1 million. In the first quarter of 2026, the Company and Neon Group entered into a master supplier agreement and underlying statement of work related to aircraft component design work.
RELATED PERSON TRANSACTIONS POLICY
Our Board has adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.
Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:
—
risks, costs, and benefits to us;

—
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

—
the extent of the related person’s interest in the transaction;

—
the purpose and terms of the transaction;

—
management’s recommendation with respect to the proposed related person transaction;

—
the availability of other sources for comparable services or products; and

—
whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The below table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:
—
each of our named executive officers;

—
each of our directors or director nominees;

—
all of our directors and executive officers as a group; and

—
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 757,908,497 shares of Class A common stock outstanding as of March 31, 2026. Shares of our Class A common stock subject to RSUs that may vest and settle within 60 days of March 31, 2026, or warrants that are currently exercisable or exercisable within 60 days of March 31, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the RSUs or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California 95134.
NAME OF BENEFICIAL OWNER	CLASS A
OTHER 5% OR GREATER STOCKHOLDERS(1)	SHARES	%
Stellantis N.V.(2)	78,235,067	10.09%
BlackRock, Inc.(3)	52,989,964	6.99%
NAMED EXECUTIVE OFFICERS & DIRECTORS
Adam Goldstein(4)	37,002,416	4.88%
Mark Mesler(5)	582,960	*
Priya Gupta(6)	198,910	*
Tom Muniz(7)	1,520,234	*
Eric Lentell(8)	143,260	*
Tosha Perkins(9)	481,945	*
Deborah Diaz(10)	202,191	*
Fred M. Diaz(11)	156,016	*
Oscar Munoz(12)	496,124	*
Barbara Pilarski	—	*
Maria Pinelli(13)	182,685	*
Michael Spellacy(14)	2,263,764	*
All Current Executive Officers & Directors as a Group (10 Persons)(15)	42,165,600	5.55%
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* Indicates ownership of less than one percent.
(1) Unless otherwise noted, the business address of each of those listed in the table above is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, CA 95134.
(2) As reported in a statement on Schedule 13D, Amendment 10, filed with the SEC on January 6, 2026, by Stellantis N.V. (“Stellantis”) and certain of its corporate affiliates reporting beneficial ownership as of January 3, 2026. This amount includes: (i) 52,986,841 shares of our Class A common stock directly held by Stellantis; (ii) 7,500,000 shares our Class A common stock directly held by Stellantis Europe S.p.A.; (iii) 16,671,202 shares our Class A common stock issuable upon the exercise of vested warrants directly held by Stellantis; and (iv) 1,077,024 shares our Class A common stock issuable upon the exercise of vested warrants directly held by Stellantis Europe S.p.A. Stellantis’ principal business address is Taurusavenue 1, 2132LS, Hoofddorp, The Netherlands.
(3) As reported in a statement on Schedule 13G, Amendment 3, filed with the SEC on January 21, 2026, by BlackRock, Inc., reporting securities beneficially owned, or deemed to be beneficially owned, as of December 31, 2025, by certain business units (collectively, the “Reporting Business Units”) of BlackRock, Inc. and its subsidiaries and affiliates, in accordance with SEC Release No. 34-39538 (January 12, 1998). According to the statement, BlackRock, Inc. and its Reporting Business Units may be deemed to exercise sole dispositive power over an aggregate 52,989,964 shares of our Class A common stock and may be deemed to exercise sole voting discretion over an aggregate 52,011,490 shares of our Class A common stock. The principal business address of the aforementioned parties is: BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(4) The securities set forth in this row consist of: (i) 8,476,543 shares of our Class A common stock directly beneficially owned by Adam Goldstein; (ii) 27,895,804 shares of Class A common stock held directly by Capri Growth LLC, of which Mr. Goldstein is the managing member; and (iii) 630,069 shares of Class A common stock underlying vested deferred RSUs which are vested as of or shall vest within 60 days following March 31, 2026.
(5) The securities reported in this row consist of 582,960 shares of our Class A common stock directly beneficially owned by Mark Mesler. Mr. Mesler stepped down as Chief Financial Officer effective July 7, 2025.
(6) The securities reported in this row consist of: (i) 178,512 shares of our Class A common stock directly beneficially owned by Priya Gupta; and (ii) 20,398 shares of Class A common stock underlying RSUs which shall vest and be settled for shares within 60 days following March 31, 2026.
(7) The securities reported in this row consist of: (i) 1,352,208 shares of our Class A common stock directly beneficially owned by Tom Muniz; and (ii) 168,026 shares of Class A common stock underlying RSUs which shall vest and be settled for shares within 60 days following March 31, 2026.
(8) The securities reported in this row consist of: (i) 50,119 shares of our Class A common stock directly held by Eric Lentell; and (ii) 93,141 shares of Class A common stock underlying RSUs which shall vest and be settled for shares within 60 days following March 31, 2026.
(9) The securities reported in this row consist of: (i) 384,768 shares of our Class A common stock directly beneficially owned by Tosha Perkins; and (ii) 97,177 shares of Class A common stock underlying RSUs which shall vest and be settled for shares within 60 days following March 31, 2026. Dr. Perkins stepped down as Chief Administrative Officer effective April 17, 2026.
(10) The securities reported in this row consist of: (i) 153,530 shares of our Class A common stock directly beneficially owned by Deborah Diaz; and (ii) 48,661 shares of Class A common stock underlying vested deferred RSUs.
(11) The securities reported in this row consist of: (i) 107,355 shares of our Class A common stock directly beneficially owned by Fred M. Diaz; and (ii) 48,661 shares of Class A common stock underlying vested deferred RSUs.
(12) The securities reported in this row consist of: (i) 442,121 shares of our Class A common stock directly beneficially owned by Oscar Munoz; and (ii) 54,003 shares of Class A common stock underlying vested deferred RSUs.
(13) The securities reported in this row consist of: (i) 182,685 shares of our Class A common stock directly beneficially owned by Maria Pinelli.
(14) The securities reported in this row consist of: (i) 54,644 shares of our Class A common stock directly beneficially owned by Michael Spellacy; (ii) 1,162,183 shares of our Class A common stock directly held by Achill Holdings LLC (“Achill”), of which Mr. Spellacy is the sole managing member and (iii) 1,046,937 shares of Class A common stock issuable upon the exercise of vested warrants directly held by Achill.
(15) This total includes the securities beneficially owned by all of the company’s directors and executive officers, including the securities described in footnotes (4), (6) through (8), and (10) through (14).
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ARCHER AVIATION INC.
190 W. Tasman Drive
San Jose, California 95134
GENERAL INFORMATION
ANNUAL MEETING
Date and Time: June 26, 2026 12:00 p.m. Pacific Time	Virtual Meeting Site: www.virtualshareholdermeeting.com/ACHR2026
The Record Date for the Annual Meeting is April 28, 2026. Only stockholders of record as of the close of business on this date are entitled to vote at the Annual Meeting.
You are invited to vote on the proposals described in this Proxy Statement because you were an Archer stockholder on the Record Date.
Archer is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments thereof.
The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about            . An annual report for Fiscal 2025 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.
PROXY MATERIALS ARE AVAILABLE ON THE INTERNET
We are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.
RECORD DATE; QUORUM
Only holders of record of our Class A common stock at the close of business on Tuesday, April 28, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had       shares of Class A common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote       shares of Class A common stock at the Annual Meeting, or approximately     % of the combined voting power of all shares of our common stock of all classes issued and outstanding on the Record Date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 190 W. Tasman Drive, San Jose, California 95134.
The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote online during the Annual Meeting or if you have properly submitted a proxy.
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VOTING RIGHTS
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning by U.S. mail a signed and dated proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee will provide voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
BOARD RECOMMENDATIONS, REQUIRED VOTE AND EFFECTS OF ABSTENTIONS AND BROKER NON-VOTES
The following chart describes the proposals to be considered at the Annual Meeting, our board of director’s recommendations, the vote required for each of the proposals and the manner in which votes will be counted.
If you are a beneficial owner and do not provide specific voting instructions to your broker, bank or other nominee, the organization that holds your shares will not be authorized to vote your shares, which will result in “broker non-votes,” on proposals other than the ratification of the appointment of PwC as our independent registered public accounting firm. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
None of our directors have any substantial interest in any matter to be acted upon except Proposal No. 1 with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon other than Proposal No. 4.
Proposal	Board Recommendation	Required Vote	Effect of Withhold Votes	Effect of Abstentions	Effect of Broker Non- Votes	Page
1. Election of directors named in this Proxy Statement	For each director nominee	Plurality	None	N/A	None	17
2. Approval of redomestication of the Company to Texas	For	Majority of outstanding shares	N/A	Against	Against	24
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	For	Majority of votes cast	N/A	None	Broker has discretion to vote	54
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Proposal	Board Recommendation	Required Vote	Effect of Withhold Votes	Effect of Abstentions	Effect of Broker Non- Votes	Page
4. Approval, on a non-binding advisory basis, of the compensation of our named executive officers	For	Majority of votes cast	N/A	None	None	56
VOTING INSTRUCTIONS; VOTING OF PROXIES
There are four ways to vote:
Online Prior to the Annual Meeting. You may vote by proxy by visiting proxyvote.com and entering the control number found in your Notice of Internet Availability, voting instruction form, or proxy card. The availability of online voting may depend on the voting procedures of the organization that holds your shares.
Online During the Annual Meeting. You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACHR2026, entering the control number found in your Notice of Internet Availability, voting instruction form, or proxy card, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 12:00 p.m. Pacific Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system.
Phone. You may vote by proxy by calling the toll-free number found on your Notice of Internet Availability, voting instruction form, or proxy card. The availability of phone voting may depend on the voting procedures of the organization that holds your shares.
Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form, and you may vote by proxy by filling out the card or form and returning it in the envelope provided.
All shares represented by valid proxies received prior to 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on Thursday, June 25, 2026, will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.
If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you receive more than one proxy card, this is because your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each Notice of Internet Availability of Proxy Materials or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
CHANGING YOUR VOTE
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting.
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by signing and returning a new proxy card or voting instruction form dated as of a later date, in which case only your latest proxy card or voting instruction form received prior to the Annual Meeting will be counted;

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voting again by telephone or through the Internet; or

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attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
PROXY SOLICITATION COSTS
The Company is paying the costs of the solicitation of proxies. We will pay for the entire cost of soliciting proxies for the Annual Meeting. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.
VOTING RESULTS
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting and final results will be published in a current report on Form 8-K filed with the SEC within four business days of the Annual Meeting.
PARTICIPATING IN THE ANNUAL MEETING
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/ACHR2026 and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the stockholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit germane questions prior to the Annual Meeting, please visit www.virtualshareholdermeeting.com/ACHR2026 and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at the link provided in the paragraph above, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will be conducted in accordance with the “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is germane to the business of the Annual Meeting and properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will seek to respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we may consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Archer, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the Secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A Session, will be archived on the virtual meeting platform until the date of the 2027 annual meeting of stockholders.
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.
OTHER MATTERS
As of the date of this proxy statement, there are no other matters the Board intends to present before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except
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as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Stockholder Proposals for the Next Annual Meeting
Our amended and restated bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California 95134, Attn: Corporate Secretary.
To be timely for our 2027 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our headquarters not earlier than 2:00 p.m. Pacific Time on Friday, February 26, 2027 and no later than 2:00 p.m. Pacific Time on Sunday, March 28, 2027. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws, including the name and address of the nominee, as well as other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 annual meeting of stockholders must be received by us not later than       in order to be considered for inclusion in our proxy materials for that meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2025.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Archer Aviation Inc.
c/o Legal
190 W. Tasman Drive
San Jose, California 95134
The annual report is also available on our investor relations website at investors.archer.com under “SEC Filings” section.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
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Registered Owner (you hold our common stock in your own name at our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit https://continentalstock.com and log into your account to enroll.

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Beneficial Owner (you hold our common stock at a brokerage firm, a bank, a trustee, or a nominee): if you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

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Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-4000, by e-mail at cstmail@continentalstock.com, or visit https://continentalstock.com with questions about electronic delivery.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may contact our Corporate Secretary in writing at 190 W. Tasman Drive, San Jose, California 95134, Attn: Corporate Secretary.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Corporate Secretary at the address or telephone number listed above.
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INFORMATION INCORPORATED BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Information contained on our website, www.archer.com is not incorporated by reference in, and does not constitute part of, this Proxy Statement.
All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference in this Proxy Statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.
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Appendix A
RESOLUTIONS
OF THE BOARD OF DIRECTORS (the “Board”)
OF ARCHER AVIATION INC. (the “Company”)
Redomestication of the Company to the State of Texas by Conversion
WHEREAS, as part of its ongoing oversight, direction and management of the business of the Company, and in furtherance of the Company’s commitment to promoting effective corporate governance, the Board, including through the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), has evaluated the merits of remaining a Delaware corporation versus redomesticating to Texas (such potential redomestication, the “Potential Redomestication”).
WHEREAS, the Board and the NCG Committee considered various factors in their evaluation of the Potential Redomestication, including, among others, the Company’s planned business operations and ties to Texas, the legal and judicial landscape in Delaware and Texas, recent corporate law developments in Delaware and Texas, differences between the states’ respective corporate laws, advantages and disadvantages of the Potential Redomestication, and possible risks associated with the Potential Redomestication to the Company and/or its stockholders.
WHEREAS, following its evaluation of the Potential Redomestication, the NCG Committee determined that a redomestication of the Company from the State of Delaware to the State of Texas is in the best interests of the Company and its stockholders and recommended that the Board approve a redomestication of the Company from the State of Delaware to the State of Texas.
WHEREAS, following its evaluation of the Potential Redomestication, and having considered the NGC Committee’s recommendation, the Board has determined that a redomestication of the Company from the State of Delaware to the State of Texas is in the best interests of the Company and its stockholders.
WHEREAS, the Board has determined that (i) approving and effecting a redomestication of the Company from the State of Delaware to the State of Texas by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Redomestication”) and (ii) approving and adopting the Plan of Conversion, the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively, are in the best interests of the Company and its stockholders.
WHEREAS, upon the Redomestication, the Company will cease to be governed by the laws of the State of Delaware, and its existing amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Texas (the “Texas Corporation”) and the Texas Governing Documents, to be known as “Archer Aviation Inc.”
WHEREAS, following receipt of stockholder approval of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Redomestication, the Redomestication, unless abandoned by the Board, will become effective at the date and time (the “Effective Time”) specified in each of (i) the certificate of conversion meeting the requirements of the relevant provisions of the TBOC to be properly executed and filed in accordance with such sections and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL to be properly executed and filed in accordance with such section.
WHEREAS, at the Effective Time, by virtue of the Redomestication and without any further action by the Company, the Texas Corporation, the holders thereof, or any other person, each share of Class A common stock, par value $0.0001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class A common stock, par value $0.0001 per share, of the Texas Corporation.

WHEREAS, at the Effective Time, pursuant to the Plan of Conversion, by virtue of the Redomestication and without any further action by the Company, the Texas Corporation, the holders thereof or any other person, each outstanding warrant, stock option, restricted stock unit, restricted stock, purchase right (including under the 2021 Employee Stock Purchase Plan), equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock or other equity securities of the Company (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, stock option, restricted stock unit, restricted stock, purchase right, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Redomestication, the Plan of Conversion and the Texas Governing Documents are in the best interests of the Company and its stockholders and approves, adopts and declares advisable the Redomestication (by means of conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Texas, to be known as “Archer Aviation Inc.”), the Plan of Conversion and the Texas Governing Documents.
RESOLVED FURTHER, that the Board hereby directs that the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and these resolutions approving the Redomestication be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2026 annual meeting of stockholders.
RESOLVED FURTHER, that the Board hereby recommends that the stockholders of the Company approve the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and adopt these resolutions.
RESOLVED FURTHER, that following receipt of stockholder approval of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Redomestication, including, without limitation, (a) the execution and filing of the Delaware Certificate of Conversion; (b) the execution and filing of the Texas Certificate of Conversion and the Texas Charter; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Redomestication; (e) the submission of all required notifications to the New York Stock Exchange or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Redomestication.
RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Redomestication (including the Plan of Conversion and the Texas Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Redomestication and the Plan of Conversion without further action by the stockholders of the Company if the Board determines that the Redomestication is no longer in the best interests of the Company and its stockholders.
RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates or shares of Class A common stock of the Company in uncertificated book-entry form that immediately prior to the Effective Time represented issued and outstanding shares of Class A common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock of the Texas Corporation.

RESOLVED FURTHER, that any shares of Class A common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
Approval of State of Texas Indemnity Agreement
WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to approve and adopt a form of indemnity agreement governed by Texas law (the “Texas Indemnity Agreement”), in substantially the form attached hereto as Exhibit D, to be entered into with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers following the Redomestication.
NOW, THEREFORE, BE IT RESOLVED, that the Texas Indemnity Agreement is hereby approved for the Company to enter into following the Redomestication with each of the Company’s current and future directors, officers and other members of the Company’s management as deemed appropriate by any of the Authorized Officers (with such changes thereto as the Authorized Officers, each of them with full authority to act without the others, may determine, in consultation with legal counsel, as necessary or desirable (such approval to be conclusively evidenced by any such Authorized Officer’s execution thereof)).
RESOLVED FURTHER, that the Authorized Officers, each of them with full authority to act without the others, are hereby authorized and empowered to enter into a Texas Indemnity Agreement with each of the Company’s current and future officers and directors and other members of the Company’s management as deemed appropriate by any of the Authorized Officers, each of them with full authority to act without the others.
Continuation of Employment Letters and Agreements, Employee Benefits Plans and Agreements, and Incentive Compensation Plans and Agreements
RESOLVED, at the Effective Time, automatically by virtue of the Redomestication and without any further action by the Company, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Company is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Company and the Board (or any committee thereof) thereunder shall mean the Texas Corporation and its board of directors (or any committee thereof) on and after the Effective Time; and to the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A common stock or other equity securities of the Company, as of the Effective Time, automatically by virtue of the Redomestication and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the Class A common stock or other equity securities of the Texas Corporation, respectively.
RESOLVED FURTHER, that, pursuant to the terms of the Company’s 2019 Equity Incentive Plan, the Amended and Restated 2021 Equity Incentive Plan, the 2021 Employee Stock Purchase Plan, and the Director Equity Deferral Plan (together with any other equity awards or plans maintained by the Company, the “Company Plans”) and the authority of Board to administer the Company Plans, it is hereby determined and confirmed that, in connection with the Redomestication, the shares of Class A common stock of the Company subject to each Company Plan and all outstanding awards thereunder, shall be adjusted pursuant to the terms of such Company Plan in the manner described in the immediately preceding resolution.
General
RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same.
RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.

Appendix B
PLAN OF CONVERSION
OF
ARCHER AVIATION INC.
This Plan of Conversion (this “Plan of Conversion”) is adopted as of         , 2026 to convert Archer Aviation Inc., a Delaware corporation (the “Delaware Corporation”), to a Texas corporation to be known as “Archer Aviation Inc.” (the “Texas Corporation”).
1.   Converting Entity. The Delaware Corporation is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).
2.   Converted Entity. The Texas Corporation shall be a corporation organized under the Texas Business Organizations Code (the “TBOC”). The name of the Texas Corporation shall be Archer Aviation Inc.
3.   The Conversion. The Delaware Corporation shall be converted to the Texas Corporation (the “Conversion”) pursuant to Title 1, Chapter 10, Subchapter C of the TBOC and Section 266 of the DGCL.
4.   Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 9 hereof, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 12 hereof, the Delaware Corporation shall cause (i) a certificate of conversion, in the form required by the TBOC (the “Texas Certificate of Conversion”) and executed in accordance with the relevant provisions of the TBOC, to be filed with the Secretary of State of the State of Texas, (ii) a certificate of formation, in the form attached hereto as Exhibit A (the “Certificate of Formation”), to be executed and filed with the Secretary of State of the State of Texas, and (iii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed with the Secretary of State of the State of Delaware in accordance with such section, and otherwise make all other filings or recordings as required by the TBOC or DGCL in connection with the Conversion. The Conversion shall become effective at the time specified in the Texas Certificate of Conversion and the Delaware Certificate of Conversion as the effective time of the Conversion (the “Effective Time”). The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the DGCL, including without limitation the effects set forth in this Plan of Conversion. The Texas Corporation will be responsible for the payment of all of the Delaware Corporation’s fees and franchise taxes and will be responsible for all of its debts and liabilities.
5.   Certificate of Formation and Bylaws. At the Effective Time, the Certificate of Formation and Bylaws of the Texas Corporation, in the form attached hereto as Exhibit B, shall govern the Texas Corporation until amended in accordance with their respective terms and applicable law.
6.   Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Texas Corporation, or their respective stockholders, (i) the members of the Board of Directors of the Delaware Corporation (the “Delaware Board”) as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the members of the board of directors of the Texas Corporation (the “Texas Board”), with each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the lead independent director of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the lead independent director of the Texas Board, respectively, to serve at the pleasure of the Texas Board; (iii) each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Texas Board on the same terms and with the same powers and authority as the applicable committee of the Delaware Board as of immediately prior to the Effective Time, and the members of each committee of the Delaware Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Texas Board, each to serve at the pleasure of the Texas Board; and (iv) the officers of the Delaware Corporation as of immediately prior to the Effective Time shall continue as, and shall constitute, all of the officers of the Texas Corporation (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), with each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.
7.   Effect on Capital Stock of the Delaware Corporation. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation, the Texas Corporation, the stockholders thereof or any other person, each share of Class A common stock, par value $0.0001 per share, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A common stock, par value $0.0001 per share, of the Texas Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Class A common stock of the Delaware Corporation shall be deemed for all purposes to evidence ownership of and to represent shares of Class A common stock of the Texas Corporation and shall be so registered on the books and records of the Texas Corporation and its transfer agent; and (y) all of the issued and outstanding shares of Class A common stock of the Delaware Corporation that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Texas Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the Delaware Corporation’s transfer agent. Any shares of Class A common stock of the Texas Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.
8.   Other Effects of the Conversion.
(a)   At the Effective Time, any warrant, stock option, restricted stock unit, restricted stock, purchase right (including under the 2021 Employee Stock Purchase Plan), equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the Class A common stock or other equity securities of the Delaware Corporation (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, stock option, restricted stock unit, restricted stock, purchase right, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of Class A common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security as in effect immediately prior to the Effective Time.
(b)   At the Effective Time, automatically by virtue of the Conversion and without any further action by the Delaware Corporation, the Texas Corporation or any other person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Delaware Corporation is a party, or otherwise maintains, sponsors or contributes (including both cash and equity incentive plans), shall continue to be a plan or agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation and the Delaware Board (or any committee thereof) thereunder shall mean the Texas Corporation and Texas Board (or any committee thereof) on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of the Class A common stock or other equity securities of the Delaware Corporation, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of the Class A common stock or other equity securities of the Texas Corporation, respectively. Pursuant to the terms of the Company’s 2019 Equity Incentive Plan, the Company’s Amended and Restated 2021 Equity Incentive Plan, and the Director Equity Deferral Plan (together with any other equity awards or plans maintained by the Company, the “Delaware Plans”) and the authority of Delaware Board to administer the Delaware Plans, the shares of Class A common Stock of the Delaware Corporation subject to each Delaware Plan and all outstanding awards thereunder shall be adjusted pursuant to the terms of such Delaware Plan in the manner described above.
(c)   At the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Delaware Corporation is a party shall continue to be an agreement of the Texas Corporation on the same terms and conditions and any references to the Delaware Corporation thereunder shall, on and after the Effective Time, mean the Texas Corporation.

(d)   The Conversion shall not (i) extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware Corporation (including any appeal therefrom) that is pending at the Effective Time or (ii) extinguish or adversely affect the standing or ability of any such person or entity to initiate a derivative action or suit on behalf of the Delaware Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the Delaware Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his or her status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such a person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation shall not assert that the Conversion, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any Plaintiff to initiate or maintain any Derivative Action.
9.
Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a)   the resolution of the Delaware Board approving the Conversion and this Plan of Conversion pursuant to and in accordance with applicable law;
(b)   this Plan of Conversion shall have been adopted and approved by the affirmative vote or consent of a majority of the aggregate voting power of the shares of the Class A common stock of the Delaware Corporation outstanding and entitled to vote thereon, voting together as a single class; and
(c)   any regulatory or contractual approvals that the Delaware Board or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.
All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(c) may be waived by the Delaware Board or any duly authorized committee thereof, and any determination by the Delaware Board or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 9 shall be final and conclusive to the fullest extent permitted by applicable law. The filing of the Texas Certificate of Conversion with the Texas Secretary of State, and the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, shall be evidence that all conditions to the Conversion have been met or validly waived.
10.   Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266 of the DGCL and shall, for all purposes of the laws of the State of Texas, have the effects set forth in Title 1, Chapter 10, Subchapter C Section 10.106 of the TBOC.
11.   Record of Conversion. Prior to the Conversion (unless this Plan of Conversion shall have been terminated as provided in Section 12 hereof), a copy of this Plan of Conversion will be kept at the principal place of business of the Delaware Corporation and, upon the written request of any stockholder of the Delaware Corporation to the Secretary of the Delaware Corporation, a copy of this Plan of Conversion shall be promptly delivered to such stockholder. From and after the Effective Time, a copy of this Plan of Conversion will continue to be kept at the principal place of business of the Texas Corporation and, upon the written request of any stockholder of the Texas Corporation to the Secretary of the Texas Corporation, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.
12.   Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred if, in the opinion of the Delaware Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.
13.   Foreign Qualifications of the Texas Corporation. For the purpose of authorizing the Texas Corporation to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Texas Corporation to transact business, the officers of the Texas Corporation are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Texas Corporation, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Texas Corporation to transact business therein, and whenever it is expedient for the Texas Corporation to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Texas Corporation to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Texas Corporation prior to the Effective Time in furtherance of this Section 13 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Texas Corporation.
14.   Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.
[Remainder of Page Intentionally Left Blank]

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.
Archer Aviation Inc.
By:

Name:
Its:

Appendix C
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ARCHER AVIATION INC.
I.
The name of this company is Archer Aviation Inc. (the “Company”).
II.
The address of the registered office of the Company in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware, 19808, County of New Castle, and the name of the registered agent of the Company in the State of Delaware at such address is Corporation Service Company.
III.
The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (“DGCL”).
IV.
A.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 1,010,000,000 shares, consisting of (a) 1,000,000,000 shares of common stock (the “Common Stock”), including (i) 700,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 300,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
B.   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized by resolution or resolutions to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares of such shares and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase (but not about the authorized number of shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.
C.   The number of authorized shares of Preferred Stock, Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a separate vote of the holders of the shares of Preferred Stock, or of any series thereof, Class A Common Stock or Class B Common Stock unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation filed with respect to any series of Preferred Stock.
D.   Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the shares of Class A Common Stock and Class B Common Stock are as follows:
1.   Definitions.
(a)   “Acquisition” means (A) any consolidation or merger of the Company with or into any other Entity, other than any such consolidation or merger in which the stockholders of the Company immediately prior to such consolidation or merger continue to hold a majority of the voting power of the surviving Entity in substantially the same proportions (or, if the surviving Entity is a wholly owned subsidiary of another Entity, the surviving Entity’s Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred or issued; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes.
(b)   “Approved Designee” shall mean a person or persons who is entitled to exercise Voting Control with respect to shares of Class B Common Stock following the death or Incapacity of the Founder pursuant to an agreement entered into between the Founder and some person or persons, and who is approved by a majority of the Independent Directors.
(c)   “Asset Transfer” means the sale, lease or exchange of all or substantially all the assets of the Company.
(d)   “Business Combination” shall mean the consummation of the transactions set forth in that certain Business Combination Agreement, by and among Atlas Investment Corp., Artemis Acquisition Sub Inc., and Archer Aviation Inc., dated as of February 10, 2021.
(e)   “Amended and Restated Certificate of Incorporation” means this Amended and Restated Certificate of Incorporation of the Company, as amended and/or restated from time to time, including the terms of any certificate of designations of any series of Preferred Stock.
(f)   “Closing” means the closing date of the Business Combination.
(g)   “Entity” means any corporation, partnership, limited liability company or other legal entity.
(h)   “Effective Time” means the time this Amended and Restated Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware became effective in accordance with the DGCL.
(i)   “Family Member” means with respect to any natural person, the spouse, ex-spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings (in each case whether by blood relation or adoption) of such person.
(j)   “Final Conversion Date” means 5:00 p.m. in New York City, New York on the last Trading Day of the fiscal year during which a Final Conversion Trigger Event occurs.
(k)   “Final Conversion Trigger Event” shall mean the earliest to occur of (i) the ten (10) year anniversary of the Closing, (ii) the date specified in writing by the holders of two-thirds of the then outstanding shares of Class B Common Stock, voting as a separate class; and (iii) when the number of then outstanding shares of Class B Common Stock represents less than 10.0% of the total number of shares of Class A Common Stock and Class B Common Stock.
(l)   “Founder” means Adam Goldstein as an individual.
(m)   “Incapacity” means, with respect to an individual, that such individual is incapable of managing his or her financial affairs under the criteria set forth in the applicable probate code that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed medical practitioner. In the event of a dispute regarding whether an individual has suffered an Incapacity, no Incapacity of such individual will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.
(n)   “Independent Directors” means the members of the Board of Directors designated as independent directors in accordance with the requirements of the New York Stock Exchange or any national stock exchange under which the Company’s equity securities are listed for trading.
(o)   “Liquidation Event” means (i) any Asset Transfer or Acquisition in which cash or other property is, pursuant to the express terms of the Asset Transfer or Acquisition, to be distributed to the stockholders in respect of their shares of capital stock in the Company or (ii) any liquidation, dissolution and winding up of the Company; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of shares of Class A Common Stock or Class B Common Stock does not constitute consideration or a “distribution to stockholders” in respect of the shares of Class A Common Stock or Class B Common Stock.
(p)   “Non-founder” shall mean any individual stockholder other than the Founder.
(q)   “Parent” of an Entity means any Entity that directly or indirectly owns or controls a majority of the voting power of the voting securities or interests of such Entity.
(r)   “Permitted Entity” means, with respect to a Qualified Stockholder, any Entity in which such Qualified Stockholder directly, or indirectly through one or more Permitted Transferees, has sole dispositive power and exclusive Voting Control with respect to all shares of Class B Common Stock held of record by such Entity.
(s)   “Permitted Transfer” means, and be restricted to, any Transfer of a share of Class B Common Stock:
(i)   by the Founder, by the Founder’s Permitted Entities or by the Founder’s Permitted Transferees, in each case, as a result of or in connection with the Founder’s death or Incapacity, either (i) to the Founder’s Family Members or to the Founder’s Permitted Entities or to the Founder’s Permitted Transferees, or (ii) of Voting Control to an Approved Designee;
(ii)   by a Qualified Stockholder that is a natural person (including a natural person serving in a trustee capacity with regard to a trust for the benefit of himself or herself and/or his or her Family Members), to the trustee of a Permitted Trust of such Qualified Stockholder or to such Qualified Stockholder in his or her individual capacity or as a trustee of a Permitted Trust;
(iii)   by the trustee of a Permitted Trust of a Qualified Stockholder, to such Qualified Stockholder, the trustee of any other Permitted Trust of such Qualified Stockholder or any Permitted Entity of such Qualified Stockholder;
(iv)   by a Qualified Stockholder to any Permitted Entity of such Qualified Stockholder; or
(v)   by a Permitted Entity of a Qualified Stockholder to such Qualified Stockholder or any other Permitted Entity or the trustee of a Permitted Trust of such Qualified Stockholder.
(t)   “Permitted Transferee” means a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.
(u)   “Permitted Trust” means a validly created and existing trust the beneficiaries of which are either a Qualified Stockholder or Family Members of the Qualified Stockholder or both, or a trust under the terms of which such Qualified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Internal Revenue Code (as amended from time to time) and/or a reversionary interest.
(v)   “Qualified Stockholder” means (i) the record holder of a share of Class B Common Stock at the Effective Time; and (ii) a Permitted Transferee of a Qualified Stockholder.
(w)   “Single Founder Conversion Trigger Event” shall mean the earliest to occur of any of the following only respect to the shares of Class B Common Stock held by the Founder (and any shares of Class B Common Stock underlying any derivative securities held by the Founder), (i) the occurrence of the nine (9) month anniversary of the death or Incapacity of the Founder; (ii) the occurrence of the twelve (12) month anniversary of the date that the Founder is no longer providing services to the Company or its subsidiaries as an executive officer or employee, or as a director of the Company; and (iii) at least 80% of the shares of Class B Common Stock held by the Founder as of immediately following the Closing having been transferred (on a fully as converted/as exercised basis and subject to customary capitalization adjustments), provided, however, that any Permitted Transfer shall be excluded from such calculation.

(x)   “Single Holder Conversion Date” means 5:00 p.m. in New York City, New York on the last Trading Day of the fiscal year during which a Single Founder Conversion Trigger Event or Single Non-Founder Conversion Trigger Event, as the case may be, occurs.
(y)   “Single Non-founder Conversion Trigger Event” shall mean the earliest to occur of any of the following only respect to the shares of Class B Common Stock held by a Non-founder (and any shares of Class B Common Stock underlying any derivative securities held by such individual), (i) the date of the death or Incapacity of such Non-founder; (ii) the date that such Non-founder ceases to provide services to the Company or its subsidiaries as an executive officer or employee, or as a director of the Company; or (iii) at least 80% of the shares of Class B Common Stock held by such Non-founder as of immediately following the Closing having been transferred (on a fully as converted/as exercised basis and subject to customary capitalization adjustments), provided, however, that any Permitted Transfer shall be excluded from such calculation.
(z)   “Trading Day” means any day on which The Nasdaq Stock Market and the New York Stock Exchange are open for trading.
(aa)   “Transfer” of a share of Class B Common Stock means any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law, including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Article IV:
(i)   the granting of a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders;
(ii)   the existence of any proxy granted prior to the Effective Time or the amendment or expiration of any such proxy;
(iii)   entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of shares of Class B Common Stock that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Company, (B) either has a term not exceeding one year or is terminable by the holder of the shares subject thereto at any time and (C) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(iv)   the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise exclusive Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer”; or
(v)   entering into, or reaching an agreement, arrangement or understanding regarding, a support or similar voting or tender agreement (with or without granting a proxy) in connection with a Liquidation Event, Asset Transfer or Acquisition that has been approved by the Board of Directors.
A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) a Permitted Transferee on the date that such Permitted Transferee ceases to meet the qualifications to be a Permitted Transferee of the Qualified Stockholder who effected the Transfer of such shares to such Permitted Transferee, or (ii) an Entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Effective Time, of a majority of the voting power of the voting securities of such Entity or any Parent of such Entity, other than a Transfer to parties that were, as of the Effective Time, holders of voting securities of any such Entity or Parent of such Entity.
(bb)   “Voting Control” means, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
2.   Rights Relating to Dividends, Subdivisions and Combinations.
(a)   Subject to the rights of holders of any Preferred Stock at the time outstanding having prior rights as to dividends, the holders of shares of Class A Common Stock and Class B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Except as permitted in Section 2(b), any dividends paid to the holders of shares of Class A Common Stock and Class B Common Stock shall be paid pro rata, on an equal priority, pari passu basis, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class.
(b)   The Company shall not declare or pay any dividend or make any distribution to the holders of shares of Class A Common Stock or Class B Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Common Stock; provided, however, that (i) dividends or other distributions payable in shares of Class A Common Stock or rights to acquire shares of Class A Common Stock may be declared and paid to the holders of shares of Class A Common Stock without the same dividend or distribution being declared and paid to the holders of shares of Class B Common Stock if, and only if, a dividend payable in shares of Class B Common Stock, or rights to acquire shares of Class B Common Stock, as applicable, are declared and paid to the holders of shares of Class B Common Stock at the same rate and with the same record date and payment date; and (ii) dividends or other distributions payable in shares of Class B Common Stock or rights to acquire shares of Class B Common Stock may be declared and paid to the holders of shares of Class B Common Stock without the same dividend or distribution being declared and paid to the holders of shares of Class A Common Stock if, and only if, a dividend payable in shares of Class A Common Stock, or rights to acquire shares of Class A Common Stock, as applicable, are declared and paid to the holders of shares of Class A Common Stock at the same rate and with the same record date and payment date.
(c)   If the Company in any manner subdivides or combines (including by reclassification) the outstanding shares of Class A Common Stock or Class B Common Stock, then the outstanding shares of all Common Stock will be subdivided or combined in the same proportion and manner.
3.   Liquidation Rights. In the event of a Liquidation Event, upon the completion of the distributions required with respect to any Preferred Stock that may then be outstanding, the remaining assets of the Company legally available for distribution to stockholders, or consideration payable to the stockholders of the Company, in the case of an Acquisition constituting a Liquidation Event, shall be distributed on an equal priority, pro rata basis to the holders of shares of Class A Common Stock and Class B Common Stock (and the holders of any Preferred Stock that may then be outstanding, to the extent required by this Amended and Restated Certificate of Incorporation), unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and a majority of the outstanding shares of Class B Common Stock, each voting separately as a class; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of shares of Class A Common Stock or Class B Common Stock does not constitute consideration or a “distribution to stockholders” in respect of shares of Class A Common Stock or Class B Common Stock.

4.   Voting Rights.
(a)   Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one vote for each share thereof held.
(b)   Class B Common Stock. Each holder of shares of Class B Common Stock shall be entitled to ten votes for each share thereof held.
(c)   Voting Generally. Except as otherwise required by applicable law or this Amended and Restated Certificate of Incorporation, the holders of shares of Preferred Stock, Class A Common Stock and Class B Common Stock shall vote together and not as separate series or classes. Except as otherwise required by applicable law, holders of shares of Class A Common Stock and Class B Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation or applicable law.
5.   Optional Conversion.
(a)   Optional Conversion of Shares of Class B Common Stock.
(i)   At the option of the holder thereof, each share of Class B Common Stock shall be convertible, at any time or from time to time, into one fully paid and nonassessable share of Class A Common Stock as provided herein.
(ii)   Each holder of shares of Class B Common Stock who elects to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates therefor (if any), duly endorsed, at the office of the Company or any transfer agent for shares of Class B Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Class B Common Stock being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Class B Common Stock to be converted, or, if the shares are uncertificated, immediately prior to the close of business on the date that the holder delivers notice of such conversion to the Company’s transfer agent and the person entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Class A Common Stock at such time.
6.   Automatic Conversion.
(a)   Automatic Conversion of Shares of Class B Common Stock. Each share of Class B Common Stock shall automatically be converted into one fully paid and nonassessable share of Class A Common Stock upon a Transfer, other than a Permitted Transfer, of such share of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of shares of Class B Common Stock, the holders of shares of Class B Common Stock so converted shall surrender the certificates representing such shares (if any) at the office of the Company or any transfer agent for the shares of Class A Common Stock.
(b)   Single Holder Conversion. On a Single Holder Conversion Date, each issued and outstanding share of Class B Common Stock held by the Founder or by the Non-founder, as applicable, shall automatically, without any further action, convert into one share of Class A Common Stock. Such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of shares of Class B Common Stock, the holder of Class B Common Stock so converted shall surrender the certificates representing such shares (if any) at the office of the Company or any transfer agent for the shares of Class A Common Stock.
(c)   Final Conversion. On the Final Conversion Date, each issued and outstanding share of Class B Common Stock shall automatically, without any further action, convert into one share of Class A Common Stock. Following the Final Conversion Date, the Company may no longer issue any additional shares of Class B Common Stock. Such conversion shall occur automatically without the need for any further action by the holders of such shares and whether or not the certificates representing such shares (if any) are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Class A Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class B Common Stock are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of shares of Class B Common Stock, the holders of shares of Class B Common Stock so converted shall surrender the certificates representing such shares (if any) at the office of the Company or any transfer agent for the shares of Class A Common Stock.
(d)   Procedures. The Company may, from time to time, establish such policies and procedures relating to the conversion of shares of Class B Common Stock to shares of Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates (or the establishment of book-entry positions) with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of shares of Class B Common Stock and to confirm that a conversion to shares of Class A Common Stock has not occurred. A determination by the Secretary of the Company as to whether a Transfer results in a conversion to shares of Class A Common Stock shall be conclusive and binding.
(e)   Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 6, such conversion(s) shall be deemed to have been made at the time that the Transfer of shares occurred or immediately upon the Final Conversion Date, as applicable. Upon any conversion of shares of Class B Common Stock to shares of Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates (or book-entry position(s)) representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock.
7.   Redemption. The Common Stock is not redeemable.
8.   Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of shares of the Class B Common Stock, as applicable, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Class B Common Stock, as applicable, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such numbers of shares as shall be sufficient for such purpose.
9.   Prohibition on Reissuance of Shares. Shares of Class B Common Stock that are acquired by the Company for any reason (whether by repurchase, upon conversion, or otherwise) shall be retired in the manner required by law and shall not be reissued as shares of Class B Common Stock.
V.
For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A.   Board of Directors.
1.   Generally. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or the DGCL, the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed from time to time exclusively by resolutions adopted by the Board of Directors.
2.   Election.
(a)   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following such initial classification of the Board of Directors, the initial term of office of the Class I directors expired and the Class I directors were elected for a full term of three years. At the second annual meeting of stockholders following such initial classification of the Board of Directors, the initial term of office of the Class II directors expired and the Class II directors were elected for a full term of three years. At the third annual meeting of stockholders following the classification of the Board of Directors, the initial term of office of the Class III directors expired and the Class III directors were elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.
(b)   No stockholder entitled to vote at an election for directors may cumulate votes.
(c)   Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
(d)   Election of directors need not be by written ballot unless the Bylaws so provide.
3.   Removal of Directors. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, removal shall be as provided in Section 141(k) of the DGCL.
4.   Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the Board of Directors by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.
B.   Stockholder Actions. No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.
C.   Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.
VI.
A.   Limitation of Liability. A current director or officer of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended, unless such director or officer, as applicable, violated his or her duty of loyalty to the Company or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a current director of the Company hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
B.   Indemnification and Advancement of Expenses.
1.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Company shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Company shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Article VI, Section B or otherwise. The rights to indemnification and advancement of expenses conferred by this Article VI, Section B shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Article VI, Section B(1), except for proceedings to enforce rights to indemnification and advancement of expenses, the Company shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.
2.   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article VI, Section B shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate of Incorporation, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
3.   Any repeal or amendment of this Article VI, Section B by the stockholders of the Company or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VI, Section B shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Company to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
4.   This Article VI, Section B shall not limit the right of the Company, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
VII.
A.   Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for the following types of actions or proceedings under Delaware statutory or common law: (A) any derivative action or proceeding brought on behalf of the Company; (B) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company or any stockholder to the Company or the Company’s stockholders; (C) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company or any stockholder arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (as each may be amended from time to time); (D) any action or proceeding to interpret, apply, enforce or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company (including any right, obligation or remedy thereunder); (E) any action or proceeding as to which the DGCL confers jurisdiction to the Court of Chancery of the State of Delaware; and (F) any action asserting a claim against the Company or any director, officer or other employee of the Company or any stockholder, governed by the internal affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. This Article VII shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction.
B.   Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.
C.   Any person or Entity holding, owning or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.
VIII.
A.   The Company reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.
B.   Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.
C.   If any provision or provisions in this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance, and of the remaining provisions in this Amended and Restated Certificate of Incorporation, and the application of such provision or provisions to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
* * * *

CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF ARCHER AVIATION INC.
Adopted in accordance with the provisions
of Section 242 of the General Corporation Law
of the State of Delaware
Archer Aviation Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify:
FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Amendment”) and (ii) declaring the Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders in accordance with Section 242 of the Delaware General Corporation Law (the “DGCL”). The resolutions setting forth the proposed amendment is as follows:
“RESOLVED, the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended and restated to read in its entirety as follows:
The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 1,710,000,000 shares, consisting of (a) 1,700,000,000 shares of common stock (the “Common Stock”), including (i) 1,400,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 300,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
“RESOLVED, there shall be a new Article IX of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:
At no time shall more than 25% of the voting interest of the Company be owned or controlled by persons who are not “citizens of the United States” (as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time (“Non U.S. Citizens”). In the event that Non U.S. Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Company, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Company is in compliance with applicable law and regulations relating to the ownership or control of a U.S. air carrier. The Bylaws shall contain provisions to implement this Article IX, including, without limitation, provisions restricting or prohibiting transfer of shares of Voting Stock to Non U.S. Citizens, provisions restricting or removing voting rights as to shares of Voting Stock owned or controlled by Non U.S. Citizens, and such other measures as may be required to ensure compliance with applicable law and regulations related to the ownership and control of U.S. air carriers. The Company shall take all necessary or desirable actions within its control, including the amendment of the Bylaws, as warranted, to ensure that the Company is in compliance with applicable law and regulations related to the ownership and control of U.S. air carriers. Any determination as to ownership, control or citizenship made by the Board of Directors shall be conclusive and binding as between the Company and any stockholder for purposes of this Article IX. As used in this Article IX of this Amended and Restated Certificate of Incorporation, “Voting Stock” of the Company means the Common Stock and any shares of Preferred Stock of the Company entitled to vote on matters generally referred to the stockholders for a vote.
SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

THIRD: The Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL
FOURTH: That except as amended hereby, the provisions of the Corporation’s Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment on this 26th day of December, 2024.
Archer Aviation Inc.
/s/ Adam Goldstein

Adam Goldstein
Founder, Chief Executive Officer and Director

Appendix D
AMENDED AND RESTATED
BYLAWS
OF
ARCHER AVIATION INC.
(A DELAWARE CORPORATION)
As Amended and Restated on December 26, 2024
ARTICLE I
OFFICES
Section 1.   Registered Office. The registered office of the corporation in the State of Delaware shall be as set forth in the Amended and Restated Certificate of Incorporation of the corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”).
Section 2.   Other Offices. The corporation may also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors of the corporation (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.
ARTICLE II
CORPORATE SEAL
Section 3.   Corporate Seal. The Board of Directors may adopt a corporate seal. If adopted, the corporate seal shall consist of the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE III
STOCKHOLDERS’ MEETINGS
Section 4.   Place of Meetings. Meetings of the stockholders of the corporation may be held at such place, if any, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the General Corporation Law of the State of Delaware (“DGCL”) and Section 14 below.
Section 5.   Annual Meetings.
(a)   The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and proposals of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors or a duly authorized committee thereof; or (iii) by any stockholder of the corporation who was a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the corporation) at the time of giving the stockholder’s notice provided for in Section 5(b) below and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b)   At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law, the Certificate of Incorporation and these Bylaws, and only such nominations shall be made and such business shall be conducted as shall have been properly brought before the meeting in accordance with the procedures below.
(i)   For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a), (1) the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) (and must update and supplement such written notice on a timely basis as set forth in Section 5(c)); (2) any Proponent (as defined below) must not have acted contrary to any representation, certification or agreement required by this Section 5 or otherwise failed to comply with this Section 5 (or any law, rule or regulation identified in this Section 5) or provided false or misleading information to the corporation; and (3) if a Proponent has delivered a notice of nomination or nominations, such Proponent must certify to the corporation in writing that it has complied with and will comply with the requirements of Rule 14a-19 promulgated under the 1934 Act, if applicable, and the Proponent shall deliver, no later than five (5) days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that it has complied with such requirements. Such stockholder’s notice shall set forth: (A) as to each nominee such Proponent proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class or series and number of shares of each class or series of capital stock of the corporation that are owned of record and beneficially by such nominee or any Associated Person (as defined in Section 5(j)(iii)), (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) whether such person meets the independence requirements of the stock exchange upon which the corporation’s common stock is primarily traded, (6) a description of any position of such person as an officer or director of any Competitor (as defined below) within the three (3) years preceding the submission of the notice, (7) a description of any business or personal interests that could place such person in a potential conflict of interest with the corporation or any of its subsidiaries, (8) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Proponent or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proponent or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (9) all other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved and whether or not proxies are being or will be solicited), or that is otherwise required to be disclosed pursuant to Section 14 (or any successor provision) of the 1934 Act (including such person’s written consent to being named as a nominee in any proxy materials relating to the corporation’s next meeting and to serving as a director if elected), and (10) all completed and signed questionnaires, representations and agreements required by Section 5(h); and (B) all of the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation (as such term is used in any applicable stock exchange listing requirements or applicable law) or on any committee or sub-committee of the Board of Directors under any applicable stock exchange listing requirements or applicable law, or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee. The number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
(ii)   Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause

(iii) of Section 5(a), (1) the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) (and must update and supplement such written notice on a timely basis as set forth in Section 5(c)); (2) (x) if the Proponent has provided the corporation with a Solicitation Notice (as defined below), the Proponent must have complied with the representation set forth therein and must have included in any such solicitation materials the Solicitation Notice or (y) if no Solicitation Notice relating to the proposal has been timely provided pursuant to this Section 5, the Proponent proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such Solicitation Notice under this Section 5; and (3) any Proponent must not have acted contrary to any representation, certification or agreement required by this Section 5 or otherwise failed to comply with this Section 5 (or any law, rule or regulation identified in this Section 5) or provided false or misleading information to the corporation. Such stockholder’s notice shall set forth: (A) as to each matter such Proponent proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest (including any substantial interest within the meaning of Item 5 of Schedule 14A under the 1934 Act), including any anticipated benefit of such business to any Proponent other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate, in such business of any Proponent; (B) a description of all agreements, arrangements and understandings between or among any such Proponent and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proponent (including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable)) and (C) the information required by Section 5(b)(iv).
(iii)   To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that (A) the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement (as defined in Section 5(j)(ix)) of the date of such meeting is first made by the corporation or (B) the corporation did not have an annual meeting in the preceding year, notice by the stockholder to be timely must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment, postponement or rescheduling (or the public announcement thereof) of an annual meeting for which notice has been given, or the public announcement of the meeting date thereof has been made, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(iv)   The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, and any Associated Person, if any, on whose behalf the nomination or proposal is made (each of the foregoing, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, including, if applicable, such name and address as they appear on the corporation’s books and records; (B) (1) the class, series and number of shares of each class or series of the capital stock of the corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the 1934 Act) by each Proponent (provided, that for purposes of this Section 5(b)(iv), such Proponent shall in all events be deemed to beneficially own all shares of any class or series of capital stock of the corporation as to which such Proponent has a right to acquire beneficial ownership at any time in the future), and (2) a certification regarding whether such Proponent, if any, has complied with all applicable federal, state and other legal requirements in connection with such Proponent’s acquisition of shares of capital stock or other securities of the corporation and/or such Proponent’s acts or omissions as a stockholder of the corporation; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal (and/or the voting of shares of any class or series of capital stock of the corporation) between or among any Proponent and any of its affiliates or associates, and any others (including their names) Acting in Concert with any of the foregoing (including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable)); (D) a representation (x) that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation at the time of giving notice, will be entitled to vote at the meeting, (y) that the stockholder (or a qualified representative thereof) intends to appear at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)), and (z) whether the Proponents will engage in a solicitation within the meaning of 1934 Act Rule 14a-1(l) with respect to the proposal or nomination, and if so, the name of each participant (as defined in 1934 Act Schedule 14(A)) in such solicitation and the amount of the cost of the solicitation that has been and will be borne (directly or indirectly) by each participant in such solicitation; (E) a representation as to whether the Proponents intend, or are part of a group that intends, to deliver a proxy statement and form of proxy (through means of satisfying each of the conditions that would be applicable to the corporation under Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n)) to holders (including beneficial owners pursuant to Exchange Act Rule 14b-1 and Exchange Act Rule 14b-2) of a sufficient number in voting power of the corporation’s outstanding capital stock required under applicable law to adopt or approve such proposal (an affirmative statement of such intent being a “Solicitation Notice”) (with respect to a notice under Section 5(b)(ii)); (F) a representation that such Proponents intend, or are part of a group that intends, to solicit the holders of shares representing at least 67% of the outstanding capital stock entitled to vote on the election of directors in support of director nominees other than the corporation’s nominees in accordance with Rule 14a-19, if applicable, and the name of each participant (as defined in Item 4 of 1934 Act Schedule 14A) in such solicitation (with respect to a notice under Section 5(b)(i)); (G) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; (H) a complete and accurate description of any pending or, to each Proponent’s knowledge, threatened legal proceeding in which such Proponent is a party or participant involving the corporation or, to such Proponent’s knowledge, any current or former officer, director, affiliate or associate of the corporation; (I) any direct or indirect material interest in any material contract or agreement with the corporation, any affiliate of the corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (J) any significant equity interests or any Derivative Transactions (as defined below) in any Competitor held by such Proponent and/or any of its respective affiliates or associates and any other material relationship between such Proponent, on the one hand, and the corporation, any affiliate of the corporation or any Competitor, on the other hand; (K) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the 1934 Act and the rules and regulations promulgated thereunder by such Proponent and/or any of its respective affiliates or associates; (L) a description of all Derivative Transactions by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; (M) any other information relating to such Proponent that would be required to be disclosed in proxy materials or other filings required to be made in connection with solicitations of proxies or consents by such Proponent in support of the business or nomination proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (N) such Proponent’s written consent to the public disclosure of information provided to the corporation pursuant to this Section 5; and (O) any proxy, contract, arrangement, or relationship pursuant to which the Proponent has a right to vote, directly or indirectly, any shares of any security of the corporation. The disclosures to be made pursuant to the foregoing clauses (B) and (L) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proponent solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(c)   A stockholder providing the written notice required by Section 5(b)(i) or 5(b)(ii) shall update and supplement such notice, and any other information provided to the corporation, in writing so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to notice of the meeting and (ii) the date that is five (5) Business Days (as defined below) prior to the meeting and, in the event of any adjournment, postponement or rescheduling thereof, five (5) Business Days prior to such adjourned, postponed or rescheduled meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) Business Days after the later of the record date for the determination of stockholders entitled to notice of the meeting or the public announcement of such record date. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) Business Days prior to the date for the meeting, and, in the event of any adjournment, postponement or rescheduling thereof, two (2) Business Days prior to such adjourned, postponed or rescheduled meeting. Notwithstanding the foregoing, if a Proponent no longer plans to solicit proxies in accordance with its representation pursuant to Section 5(b)(iv)(F), the stockholder shall inform the corporation of this change by delivering a writing to the Secretary at the principal executive offices of the corporation no later than two (2) Business Days after the occurrence of such change. A stockholder shall also update its notice so that the information required by Section 5(b)(iv)(K) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the corporation no later than two (2) Business Days after the occurrence of any material change to the information previously disclosed pursuant to Section 5(b)(iv)(K). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders. If a stockholder providing written notice required by this Section 5 fails to provide any written update in accordance with this Section 5, the information as to which such written update relates shall be deemed not to have been provided in accordance with these Bylaws.
(d)   If any information submitted pursuant to this Section 5 is inaccurate or incomplete in any material respect (as determined by the Board of Directors or a committee thereof), such information shall be deemed not to have been provided in accordance with these Bylaws. A stockholder shall notify the Secretary in writing at the principal executive offices of the corporation of any inaccuracy or change in any information submitted within two (2) Business Days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification will cure any deficiencies or inaccuracies with respect to any prior submission by such stockholder. Upon written request of the Secretary on behalf of the Board of Directors (or a duly authorized committee thereof), the stockholder shall provide, within seven (7) Business Days after delivery of such request (or such longer period as may be specified in such request), (1) written verification, reasonably satisfactory to the Board of Directors, any committee thereof, or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted and (2) a written affirmation of any information submitted as of an earlier date. If the stockholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested shall be deemed not to have been provided in accordance with these Bylaws.
(e)   Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class (as defined below) to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 5(b)(iii) and there is no public announcement by the corporation naming the nominees for the additional directorships or specifying the increased size of the Board of Directors at least 100 days before the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 5 and that complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for the additional directorships in such Expiring Class, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the annual meeting of stockholders.
(f)   A person shall not be eligible for election or re-election as a director at an annual meeting, unless the person is nominated in accordance with either clause (ii) or (iii) of Section 5(a) and in accordance with the procedures set forth in Section 5(b), Section 5(c), and Section 5(d), as applicable. Only such business shall be conducted at any annual meeting of the stockholders of the corporation as shall have been brought before the meeting in accordance with clauses (i), (ii), or (iii) of Section 5(a) and in accordance with the procedures set forth in Section 5(b) and Section 5(c), as applicable. Except as otherwise required by applicable law, the Board of Directors or the chairperson of the meeting shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D), 5(b)(iv)(E) and 5(b)(iv)(F), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, or that such business shall not be transacted (and any such nominee shall be disqualified), including that if a stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the 1934 Act, including the provision to the corporation of notices required thereunder in a timely manner, then the corporation shall disregard any proxies or votes solicited for such stockholder’s director nominees (and any such nominee shall be disqualified), notwithstanding that proxies in respect of such nomination or such business may have been solicited or received. Notwithstanding the foregoing provisions of this Section 5, unless otherwise required by law, if the stockholder (or a qualified representative (as defined below) of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. If a stockholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any annual meeting of stockholders of the corporation and intends to authorize a qualified representative to act for such stockholder as a proxy to present the nomination or proposal at such meeting, the stockholder shall give notice of such authorization in writing to the Secretary not less than three (3) Business Days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of this Section 5, unless otherwise required by law, no stockholder shall solicit proxies in support of director nominees other than the corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the 1934 Act, if applicable, in connection with the solicitation of such proxies, including the provision to the corporation of notices required thereunder in a timely manner.
(g)   Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act, for the avoidance of doubt, including but not limited to, Rule 14a-19 of the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii). Nothing in these Bylaws shall be deemed to affect any rights of holders of any class or series of preferred stock to nominate and elect directors pursuant to and to the extent provided in any applicable provision of the Certificate of Incorporation.

(h)   To be eligible to be a nominee of any stockholder for election or reelection as a director of the corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 5) to the Secretary of the corporation at the principal executive offices of the corporation all completed and signed questionnaires in the forms required by the corporation (which form the stockholder shall request in writing from the Secretary of the corporation and which the Secretary of the corporation shall provide to such stockholder within ten (10) days of receiving such request) with respect to the background and qualification of such person to serve as a director of the corporation and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made and a signed representation and agreement (in the form available from the Secretary of the corporation upon written request) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (c) if elected as a director of the corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the corporation, (d) if elected as a director of the corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the corporation publicly disclosed from time to time, (e) if elected as a director of the corporation, will act in the best interests of the corporation and its stockholders and not in the interests of individual constituencies, (f) consents to being named as a nominee in any proxy materials relating to the corporation’s next meeting and agrees to serve if elected as a director, (g) intends to serve as a director for the full term for which such individual is to stand for election, (h) represents and warrants that his or her candidacy or, if elected, membership on the Board of Directors, would not violate applicable state or federal law, the Certificate of Incorporation, these Bylaws, or the rules of any stock exchange on which shares of the corporation’s common stock are traded, and (i) will provide facts, statements, and other information in all communications with the corporation and its stockholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.
(i)   The Board of Directors may request that any Proponent, and any proposed nominee of such Proponent, furnish such additional information as may be reasonably required by the Board of Directors. Such Proponent and/or proposed nominee thereof shall provide such additional information within ten (10) days after it has been requested by the Board of Directors. The Board of Directors may require any such proposed nominee to submit to interviews with the Board of Directors or any committee thereof, and such proposed nominee shall make themself available for any such interviews within no less than ten (10) Business Days following the date of such request.
(j)   For purposes of Sections 5 and 6,
(i)   a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;
(ii)   “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended; provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;
(iii)   “Associated Person” shall mean with respect to any subject stockholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such stockholder or other person, (2) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder or other person, (3) any associate of such stockholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;
(iv)   “Business Day” means any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York;
(v)   “Compensation Arrangement” means any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the corporation;
(vi)   “Competitor” means any entity that provides products or services that compete with or are alternatives to the products produced or services provided by the corporation or its affiliates (a list of which entities shall be provided by the Secretary within ten days following a request therefor by a stockholder);
(vii)   “close of business” means 6:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a Business Day;
(viii)   “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:
(A)   the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation;
(B)   that otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation;
(C)   the effect or intent of which is to mitigate loss, manage risk or benefit from changes in value or price with respect to any securities of the corporation; or
(D)   that provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, directly or indirectly, with respect to any securities of the corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation or similar right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member;
(ix)   “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (“SEC”) pursuant to

Section 13, 14 or 15(d) of the 1934 Act or by such other means reasonably designed to inform the public or security holders in general of such information, including, without limitation, posting on the corporation’s investor relations website; and
(x)   “qualified representative” of the stockholder, a person must be a duly authorized officer, manager, trustee or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. The Secretary of the corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “qualified representative” for purposes hereof.
Section 6.   Special Meetings.
(a)   Special meetings of the stockholders of the corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.
(b)   The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.
(c)   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or a duly authorized committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the corporation) at the time of giving notice provided for in this paragraph and at the time of the special meeting, who is entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Sections 5(b)(i) and 5(b)(iv). The number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if (A) written notice setting forth the information required by Sections 5(b)(i) and 5(b)(iv) shall be received by the Secretary at the principal executive offices of the corporation not earlier than 120 days prior to such special meeting and not later than the close of business on the later of the 90th day prior to such meeting or the tenth (10th) day following the day on which the corporation first makes a public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, (B) the stockholder has complied in all respects with the requirements of Section 14 of the 1934 Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the SEC, including any SEC Staff interpretations relating thereto) and (C) the Board of Directors or an executive officer designated thereby has determined that the stockholder has satisfied the requirements of Section 5 and this Section 6. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment, postponement or rescheduling of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A person shall not be eligible for election or re-election as a director at the special meeting unless the person is nominated either in accordance with clause (i) or clause (ii) of the second sentence of this Section 6(c). Except as otherwise required by applicable law, the Board of Directors or the chairperson of the meeting shall have the power to determine whether a nomination was made in accordance with the procedures set forth in these Bylaws (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance with these Bylaws, or if the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(F), to declare that such nomination shall not be presented for stockholder action at the meeting and shall be disregarded (and any such nominee shall be disqualified), including that if a stockholder provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the 1934 Act, including the provision to the corporation of notices required thereunder in a timely manner, then the corporation shall disregard any proxies or votes solicited for such stockholder’s director nominees (and any such nominee shall be disqualified), notwithstanding that proxies in respect of such nomination may have been solicited or received. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) meeting the requirements specified in Section 5(e) does not appear at the special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation. If a stockholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any special meeting of stockholders of the corporation and intends to authorize a qualified representative to act for such stockholder as a proxy to present the nomination or proposal at such meeting, the stockholder shall give notice of such authorization in writing to the Secretary not less than three (3) Business Days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, no stockholder shall solicit proxies in support of director nominees other than the corporation’s nominees unless such stockholder has complied with Rule 14a-19 promulgated under the 1934 Act, if applicable, in connection with the solicitation of such proxies, including the provision to the corporation of notices required thereunder in a timely manner.
(d)   Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act, for the avoidance of doubt, including but not limited to, Rule 14a-19 of the 1934 Act, with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors or proposals of other business to be considered pursuant to Section 6(c).
Section 7.   Notice of Meetings. Notice of each meeting of stockholders shall be given in accordance with applicable law and not less than ten (10) nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholder entitled to notice of the meeting. Such notice shall specify the place, if any, date and hour of the meeting, the record date for determining stockholders entitled to vote at the meeting, if such record date is different from the record date for determining stockholders entitled to notice of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at any such meeting, and, in the case of special meetings, the purpose or purposes of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If delivered by courier service, the notice is given on the earlier of when the notice is received or left at the stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders (to the extent required) may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. So long as the corporation is subject to the SEC’s proxy rules set forth in Regulation 14A under the 1934 Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Section 232 of the DGCL. Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232 of the DGCL and shall be deemed given as provided therein.
Section 8.   Quorum and Vote Required. At all meetings of stockholders, except where otherwise provided by the Certificate of Incorporation, or by these Bylaws and subject to Delaware law and the rules and regulations of any stock exchange upon which the corporation’s securities are traded, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series of the stock is required by applicable law or the Certificate of Incorporation, the holders of a majority of the voting power of the shares of such class or series of the stock issued and outstanding and entitled to vote on such matter, present in person or presented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on such matter. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairperson of the meeting or by the holders of a majority of the voting power of the shares represented thereat and entitled to vote thereon, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
Except as otherwise required by Delaware law or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote on the subject matter present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter shall be the act of the stockholders. Except as otherwise required by Delaware law, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote in the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise required by Delaware law or by the Certificate of Incorporation or these Bylaws or any applicable stock exchange rules, the holders of a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise required by Delaware law or by the Certificate of Incorporation or these Bylaws or any applicable stock exchange rules, the affirmative vote of the holders of a majority (plurality, in the case of the election of directors) of the voting power of the shares of such class or classes or series entitled to vote on the subject matter present in person, by remote communication, if applicable, or represented by proxy at the meeting and voting affirmatively or negatively (excluding abstention and broker non-votes) on such matter shall be the act of such class or classes or series.
Section 9.   Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) either by the person presiding over the meeting or by the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote thereon. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed present in person and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.
Section 10.   Voting Rights; Proxies. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders or adjournment thereof, except as otherwise provided by applicable law, only persons in whose names shares stand on the stock records of the corporation on the record date shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.
Section 11.   Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his or her act binds all; (b) if more than one votes, the act of the majority so voting binds all; (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the DGCL. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.
Section 12.   List of Stockholders. The corporation shall prepare, no later than the tenth (10th) day before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number and class of shares registered in the name of each stockholder; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect all of the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Nothing in this Section 12 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date, either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. Notwithstanding the foregoing, the corporation may maintain and authorize examination of the list of stockholders in any manner expressly permitted by the DGCL at the time.
Section 13.   Action without Meeting.
Any action required to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Incorporation and in accordance with applicable law.

Section 14.   Remote Communication; Delivery to the Corporation.
(a)   For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:
(i)   participate in a meeting of stockholders; and
(ii)   be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.
(b)   Whenever this Article III requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested and the corporation shall not be required to accept delivery of any document not in such written form or so delivered.
Section 15.   Organization.
(a)   At every meeting of stockholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed, is absent or refuses to act, the Chief Executive Officer, or if no Chief Executive Officer is then serving or the Chief Executive Officer is absent or refuses to act, the President, or, if the President is absent or refuses to act, a chairperson of the meeting designated by the Board of Directors, or, if the Board of Directors does not designate such chairperson, a chairperson of the meeting chosen by a majority of the voting power of the stockholders entitled to vote thereat, present in person or by proxy duly authorized, shall act as chairperson of the meeting of stockholders. The Chairperson of the Board of Directors may appoint the Chief Executive Officer as chairperson of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary or other officer or other person directed to do so by the chairperson of the meeting, shall act as secretary of the meeting.
(b)   The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants (if any), regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot, procedures (if any) requiring attendees to provide the corporation advance notice of their intent to attend the meeting and any additional attendance or other procedures or requirements for proponents submitting a proposal pursuant to Rule 14a-8 promulgated under the 1934 Act. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV
DIRECTORS
Section 16.   Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Incorporation. Directors need not be stockholders unless so required by the Certificate of Incorporation. At all times, at least two-thirds (2/3) of the members of the Board of Directors serving and entitled to vote shall be comprised of individuals who meet the definition of “a citizen of the United States,” as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time (“U.S. Citizen”). If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.
Section 17.   Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by the Certificate of Incorporation or the DGCL.
Section 18.   Terms of Directors. The terms of directors shall be as set forth in the Certificate of Incorporation.
Section 19.   Vacancies. Vacancies and newly created directorships on the Board of Directors shall be filled as set forth in the Certificate of Incorporation.
Section 20.   Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Board of Directors or the Secretary. Such resignation shall take effect at the time of delivery of the notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective, unless the resignation so specifies. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.
Section 21.   Removal. Directors shall be removed as set forth in the Certificate of Incorporation.
Section 22.   Meetings.
(a)   Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place (if any) within or without the State of Delaware that has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.
(b)   Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place (if any) within or without the State of Delaware as designated and called by the Chairperson of the Board of Directors, the Chief Executive Officer or the Board of Directors.
(c)   Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
(d)   Notice of Special Meetings. Notice of the time and place, if any, of all special meetings of the Board of Directors shall be transmitted orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, or by electronic mail or other electronic means, during normal business hours, at least 24 hours before the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, postage prepaid, at least three days before the date of the meeting.

(e)   Waiver of Notice. Notice of any meeting of the Board of Directors may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 23.   Quorum and Voting.
(a)   Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 46 for which a quorum shall be one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving on the Board of Directors or, if greater, one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time, without notice other than by announcement at the meeting.
(b)   At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by applicable law, the Certificate of Incorporation or these Bylaws.
Section 24.   Action without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission. After an action is taken, such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 25.   Fees and Compensation. Directors shall be entitled to such compensation for their services on the Board of Directors or any committee thereof as may be approved by the Board of Directors, or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, if so approved, by resolution of the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, without limitation, a fixed sum and reimbursement of expenses incurred, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors, as well as reimbursement for other reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.
Section 26.   Committees.
(a)   Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by applicable law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.
(b)   Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by applicable law. Such other committees appointed by the Board of

Directors shall consist of one or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.
(c)   Term. The Board of Directors, subject to any requirements of any outstanding series of preferred stock and the provisions of subsections (a) or (b) of this Section 26, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
(d)   Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 26 shall be held at such times and places, if any, as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at such place, if any, that has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place, if any, of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place, if any, of special meetings of the Board of Directors. Notice of any meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.
Section 27.   Duties of Chairperson of the Board of Directors. The Chairperson of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairperson of the Board of Directors shall perform such other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.
Section 28.   Organization. At every meeting of the directors, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairperson of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any Assistant Secretary or other officer, director or other person directed to do so by the person presiding over the meeting, shall act as secretary of the meeting.
ARTICLE V
OFFICERS
Section 29.   Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem appropriate or necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by applicable law, the Certificate of Incorporation or these Bylaws. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility. At least two-thirds of officers shall be U.S. Citizens. Only a person who is a U.S. Citizen may serve as President, Chief Executive Officer, or Chairperson of the Board.
Section 30.   Tenure and Duties of Officers.
(a)   General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, subject to such officer’s earlier death, resignation or removal. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility or, if so authorized by the Board of Directors, by the Chief Executive Officer or another officer of the corporation.
(b)   Duties of Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of Chief Executive Officer. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.
(c)   Duties of President. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of President. The President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors (or the Chief Executive Officer, if the Chief Executive Officer and President are not the same person and the Board of Directors has delegated the designation of the President’s duties to the Chief Executive Officer) shall designate from time to time.
(d)   Duties of Vice Presidents. A Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant (unless the duties of the President are being filled by the Chief Executive Officer). A Vice President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.
(e)   Duties of Secretary and Assistant Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts, votes and proceedings thereof in the minute books of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.
(f)   Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer, or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer.
(g)   Duties of Treasurer and Assistant Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation. The Treasurer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Treasurer or other officer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.
Section 31.   Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
Section 32.   Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective, unless the resignation so specifies. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.
Section 33.   Removal. Any officer may be removed from office at any time, either with or without cause, by the Board of Directors, or by any duly authorized committee thereof or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.
ARTICLE VI
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION
Section 34.   Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute, sign or endorse on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by applicable law or these Bylaws, and such execution or signature shall be binding upon the corporation.
All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall from time to time authorize so to do.
Unless otherwise specifically determined by the Board of Directors or otherwise required by applicable law, the execution, signing or endorsement of any corporate instrument or document by or on behalf of the corporation may be effected manually, by facsimile or (to the extent permitted by applicable law and subject to such policies and procedures as the corporation may have in effect from time to time) by electronic signature.
Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 35.   Voting of Securities Owned by the Corporation. All stock and other securities of or interests in other corporations or entities owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.
ARTICLE VII
SHARES OF STOCK
Section 36.   Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers of the corporation (it being understood that each of the Chairperson of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number, and the class or series, of shares owned by such holder in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.
Section 37.   Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.
Section 38.   Transfers.
(a)   Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.
(b)   The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.
Section 39.   Fixing Record Dates.
(a)   In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a record date for determining the stockholders entitled to notice of any meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the stockholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the stockholders entitled to vote at such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with the provisions of this Section 39(a).
(b)   In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 40.   Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
Section 41.   Additional Powers of the Board. In addition to, and without limiting, the powers set forth in these Bylaws, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the corporation, including the use of uncertificated shares of stock, subject to the provisions of the DGCL, other applicable law, the Certificate of Incorporation and these Bylaws. The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.
ARTICLE VIII
OTHER SECURITIES OF THE CORPORATION
Section 42.   Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates covered in Section 36, may be signed by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.
ARTICLE IX
DIVIDENDS
Section 43.   Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 44.   Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, determines proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose or purposes as the Board of Directors shall determine to be conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE X
FISCAL YEAR
Section 45.   Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.
ARTICLE XI
INDEMNIFICATION
Section 46.   Indemnification of Directors, Executive Officers, Employees and Agents.
(a)   Directors and Executive Officers. To the fullest extent and in any manner permitted under the DGCL, any other applicable law and the Certificate of Incorporation, the corporation shall indemnify any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any Proceeding (as defined below) by reason of the fact that such person is or was a director or executive officer of the corporation, or while serving as a director or executive officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of Another Enterprise, against expenses (including attorneys’ fees) reasonably incurred by him or her in connection with such Proceeding, provided, however, that the corporation shall not be required to indemnify any director or executive officer in connection with any Proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by applicable law, (ii) the Proceeding was authorized in the specific case by the Board of Directors of the corporation, (iii) such indemnification is approved by the Board of Directors of the corporation, in its sole discretion, pursuant to the powers vested in it under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d) of this Section 46 (collectively “Covered Indemnitee Initiated Proceedings”).
(b)   Other Officers, Employees and Agents. The corporation shall have power to indemnify (including the power to advance expenses in a manner consistent with subsection (c) of this Section 46) its other officers, employees and agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.
(c)   Expenses. The corporation shall advance to any current or former director or executive officer who was or is a party or is threatened to be made a party to any Proceeding, prior to the final disposition of the Proceeding, promptly following request therefor, all expenses (including attorneys’ fees) incurred by any director or executive officer in connection with such Proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such person is not entitled to be indemnified for such expenses under this Section 46 or otherwise; provided further, that the corporation shall not be required to advance expenses to any director or executive officer in connection with any Proceeding (or part thereof) initiated by such person unless the Proceeding is a Covered Indemnitee Initiated Proceeding.
Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (d) of this Section 46, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any Proceeding, if a determination is reasonably made (i) by a majority vote of directors who were not parties to the Proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.
(d)   Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section 46 shall be deemed to be contractual rights, shall vest when the person becomes a director or executive officer of the corporation, shall continue as vested contract rights even if such person ceases to be a director or executive officer of the corporation, and shall be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 46 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. To the fullest extent permitted by applicable law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any Proceeding, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal Proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 46 or otherwise shall be on the corporation.
(e)   Non-Exclusivity of Rights. The rights conferred on any person by this Section 46 shall not be exclusive of any other right that such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.
(f)   Survival of Rights. The rights conferred on any person by this Section 46. shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
(g)   Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase and maintain insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 46.
(h)   Amendments. Any repeal or modification of this Section 46 shall only be prospective and shall not affect the rights under this Section 46 as in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any Proceeding against any agent of the corporation.

(i)   Saving Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the fullest extent not prohibited by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law. If this Article XI shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the fullest extent not prohibited under the applicable law of such jurisdiction.
(j)   Indemnification for Successful Defense. To the extent that a claimant has been successful on the merits or otherwise in defense of any Proceeding (or in defense of any claim, issue or matter therein), such person shall be indemnified under this Section 46(j) against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such defense. Indemnification under this Section 46(j) shall not be subject to satisfaction of a standard of conduct, and the corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 46(d) (notwithstanding anything to the contrary therein); provided, however, that, any claimant who is not a current or former director or officer (as such term is defined in the final sentence of Section 145(c)(1) of the DGCL) shall be entitled to indemnification under this Section 46 only if such person has satisfied the standard of conduct required for indemnification under Section 145(a) or Section 145(b) of the DGCL.
(k)   Certain Definitions and Construction of Terms. For the purposes of Article XI of these Bylaws, the following definitions and rules of construction shall apply:
(i)   The term “Another Enterprise” shall mean any corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan.
(ii)   The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 46 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
(iii)   References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of Another Enterprise.
(iv)   The term “executive officer” shall mean those persons designated by the corporation as (a) executive officers for purposes of the disclosures required in the corporation’s proxy and periodic reports or (b) officers for purposes of Section 16 of the 1934 Act.
(v)   The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines (including ERISA excise taxes or penalties), amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any Proceeding. References to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan.
(vi)   The term “Proceeding” shall mean any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which a person is made or threatened to be made a party to or is otherwise involved in (as a witness or otherwise) by reason of the fact that such person is or was a director or executive officer of the corporation, or while serving as a director or executive officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of Another Enterprise. The term Proceeding shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.
(vii)   References to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 46.
ARTICLE XII
NOTICES
Section 47.   Notices.
(a)   Notice to Stockholders. Notice to stockholders of stockholder meetings shall be given as provided in Section 7. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by applicable law, written notice to stockholders for purposes other than stockholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by electronic mail or other electronic means.
(b)   Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws (including by any of the means specified in Section 22(d)), or by overnight delivery service. Any notice sent by overnight delivery service or U.S. mail shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.
(c)   Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.
(d)   Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.
(e)   Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under applicable law or any provision of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
(f)   Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the DGCL, any notice given under the provisions of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII
AMENDMENTS
Section 48.   Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. The stockholders also shall have power to adopt, amend or repeal the Bylaws of the corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote in the election of directors, voting together as a single class.
ARTICLE XIV
LOANS TO OFFICERS
Section 49.   Loans to Officers. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.
ARTICLE XV
EMERGENCY BYLAWS
Section 50.   Emergency Bylaws. This Section 50 shall be operative during any emergency condition as contemplated by Section 110 of the DGCL (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Incorporation or the DGCL. In the event of any Emergency, the director or directors in attendance at a meeting of the Board of Directors or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate. In the event that no directors are able to attend a meeting of the Board of Directors or any committee thereof in an Emergency, then the Designated Officers (as defined below) in attendance shall serve as directors, or committee members, as the case may be, for the meeting and will have full powers to act as directors, or committee members, as the case may be, of the corporation. Except as the Board of Directors may otherwise determine, during any Emergency, the corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Section 110 of the DGCL. For purposes of this Section 50, the term “Designated Officer” means an officer identified on a numbered list of officers of the corporation who shall be deemed to be, in the order in which they appear on the list up until a quorum is obtained, directors of the corporation, or members of a committee of the Board of Directors, as the case may be, for purposes of obtaining a quorum during an Emergency, if a quorum of directors or committee members, as the case may be, cannot otherwise be obtained during such Emergency, which list of Designated Officers shall be approved by the Board of Directors from time to time but in any event prior to such time or times as an Emergency may have occurred.
ARTICLE XVI
LIMITATIONS OF OWNERSHIP BY NON-CITIZENS
Section 51.   Definitions. For purposes of this Article XVI, the following definitions shall apply:
(a)   “Beneficial Ownership,” “Beneficially Owned” or “Owned Beneficially” refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the 1934 Act.
(b)   “Foreign Stock Record” shall have the meaning set forth in Section 53.

(c)   “Non-Citizen” shall mean any person or entity who is not a “citizen of the United States” as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time, including any agent, trustee or representative of a Non-Citizen.
(d)   “Own or Control” or “Owned or Controlled” shall mean (a) ownership of record, (b) beneficial ownership or (c) the power to direct, by agreement, agency or in any other manner, the voting of Stock. Any determination by the Board as to whether Stock is Owned or Controlled by a Non-Citizen shall be final.
(e)   “Permitted Percentage” shall mean up to 25%, which is the maximum amount of voting Stock that may be held (beneficially or of record) by Non-Citizens pursuant to requirements in Section 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended, in any similar legislation of the United States enacted in substitution or replacement therefor, and as interpreted by the Department of Transportation, its predecessors and successors.
(f)   “Stock” shall mean all (a) capital stock of, or other equity interests in, the corporation, (b) securities convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in the corporation, and (c) options, warrants or other rights to acquire the securities described in clauses (a) and (b), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise (collectively, “Stock”).
Section 52.   Cap on Non-Citizen Ownership. It is the policy of the corporation that, consistent with the requirements of U.S. law related to the ownership and control of air carriers, including without limitation, the requirements in Section 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended, in any similar legislation of the United States enacted in substitution or replacement therefor, and as interpreted by the Department of Transportation, its predecessors and successors, Non-Citizens shall not Own and/or Control more than the Permitted Percentage and, if Non-Citizens nonetheless at any time Own and/or Control more than the Permitted Percentage, the voting rights of the Stock in excess of the Permitted Percentage shall be automatically suspended in accordance with Sections 53 and 54 below. Furthermore, if, at any time a transfer or issuance of Stock to a Non-Citizen would result in Non-Citizens holding more than the Permitted Percentage, such transfer or issuance shall be void and as of no effect, in accordance with Section 53, below.
Section 53.   Foreign Stock Record.
(a)   The corporation or any transfer agent designated by it shall maintain a separate stock record (the “Foreign Stock Record”) for registered Stock known to the corporation to be Owned and/or Controlled (beneficially or of record) by Non-Citizens. It shall be the duty of each stockholder to register his, her or its Stock if such stockholder is a Non-Citizen. A Non-Citizen may, at its option, register any Stock to be purchased pursuant to an agreement entered into with the corporation, as if Owned or Controlled by it, upon execution of a definitive agreement. Such Non-Citizen shall register his, her or its Stock by sending a written request to the corporation, noting both the execution of a definitive agreement for the purchase of Stock and the anticipated closing date of such transaction. Within ten (10) days of the closing, the Non-Citizen shall send to the corporation a written notice confirming that the closing occurred. Failure to send such confirmatory notice shall result in the removal of such Stock from the Foreign Stock Record. For the sake of clarity, any Stock registered as a result of execution of a definitive agreement shall not have any voting or other ownership rights until the closing of that transaction. In the event that the sale pursuant to such definitive agreement is not consummated in accordance with such agreement (as may be amended), such Stock shall be removed from the Foreign Stock Record without further action by the corporation. The Foreign Stock Record shall include (i) the name and nationality of each such Non-Citizen, (ii) the shares of Stock owned by each such Non-Citizen, and (iii) the date of registration of such shares in the Foreign Stock Record. In no event shall shares in excess of the Permitted Percentage be entered on the Foreign Stock Record. In the event that the corporation shall determine that Stock registered on the Foreign Stock Record exceeds the Permitted Percentage, sufficient shares shall be removed from the Foreign Stock Record so that the number of shares entered therein does not exceed the Permitted Percentage. Stock shall be removed from the Foreign Stock Record in reverse chronological order based upon the date of registration therein.

(b)   In the event that any transfer or issuance of shares of Stock of the corporation to a Non-Citizen would result in Non-Citizens owning (beneficially or of record) more than the Permitted Percentage, such transfer or issuance shall be void and of no effect and shall not be recorded in the Foreign Stock Record or the stock records of the corporation. In the event that the corporation shall determine that the shares of Stock registered on the Foreign Stock Record or otherwise registered on the stock records of the corporation and owned (beneficially or of record) by Non-Citizens, taken together (without duplication), exceed the Permitted Percentage, such number of shares shall be removed from the Foreign Stock Record and the stock records of the corporation, as applicable, in reverse chronological order based on the date of registration in the Foreign Stock Record and the stock records of the corporation, as applicable, and any transfer or issuance that resulted in such event shall be deemed void and of no effect, such that the Foreign Stock Record and the stock records of the corporation, as applicable, reflect the ownership of shares without giving effect to any transfer or issuance that caused the corporation to exceed the Permitted Percentage until the aggregate number of shares registered in the Foreign Stock Record or otherwise registered to Non-Citizens is equal to or less than the Permitted Percentage.
Section 54.   Suspension of Non-Citizen Voting Rights. If at any time while the corporation is subject to (or controls a subsidiary that is subject to) the requirement that an air carrier be a U.S. Citizen, the number of shares of Stock known to the corporation to be Owned and/or Controlled by Non-Citizens exceeds the Permitted Percentage, the voting rights of Stock Owned and/or Controlled by Non-Citizens and not registered on the Foreign Stock Record at the time of any vote or action of the stockholders of the Corporation shall, without further action by the corporation, be suspended. Such suspension of voting rights shall automatically terminate upon the earlier of the (i) transfer of such shares to a person or entity who is not a Non-Citizen, or (ii) registration of such shares on the Foreign Stock Record, subject to the last two sentences of Section 53(a).
Section 55.   Non-Citizen Stock Ownership.
(a)   The corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to stockholders in connection with the annual meeting or any special meeting of the stockholders of the corporation, or otherwise) require a person that is a holder of record of Stock or that the corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of Stock to certify in such manner as the corporation shall deem appropriate (including by way of execution of any form of proxy or ballot of such person) that, to the knowledge of such person:
(i)   all Stock as to which such person has record ownership or Beneficial Ownership is Owned and Controlled by U.S. Citizens; or
(ii)   the number and class or series of Stock owned of record or Beneficially Owned by such person that is Owned and/or Controlled by Non-Citizens is as set forth in such certificate
(b)   With respect to any Stock identified in response to clause (a)(ii) above, the corporation may require such person to provide such further information as the corporation may reasonably require in order to implement the provisions of this Article XVI.
(c)   For purposes of applying the provisions of this Article XVI with respect to any Stock, in the event of the failure of any person to provide the certificate or other information to which the corporation is entitled pursuant to this Section 55, the corporation shall presume that the Stock in question is Owned and/or Controlled by Non-Citizens.

CERTIFICATION OF AMENDED AND RESTATED BYLAWS
OF
ARCHER AVIATION INC.
(a Delaware Corporation)
I, Eric Lentell, certify that I am General Counsel and Secretary of Archer Aviation Inc., a Delaware corporation (the “Corporation”), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and complete copy of the Amended and Restated Bylaws of the Corporation in effect as of the date of this certificate.
Dated: December 26, 2024
/s/ Eric Lentell

Eric Lentell
General Counsel and Secretary

Appendix E
CERTIFICATE OF FORMATION
OF
ARCHER AVIATION INC.
Archer Aviation Inc., a corporation organized under the laws of the State of Texas (the “Company”), hereby certifies that:
A.   Archer Aviation Inc., a Delaware corporation (the “Delaware Corporation”), with its principal place of business at 190 West Tasman Drive, San Jose, CA 95134, was originally incorporated on August 26, 2020.
B.   The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Archer Aviation Inc.” on [•] [•], 2026, pursuant to a plan of conversion, under which the Delaware Corporation converted to the Company.
C.   The Delaware Corporation was authorized to issue 300,000,000 shares of Class B common stock, par value $0.0001 per share, pursuant to the terms of its Amended and Restated Certificate of Incorporation (the “Delaware Certificate”). Effective December 31, 2024 (the “Final Conversion Date” as defined in the Delaware Certificate), pursuant to the terms of the Delaware Certificate, each outstanding share of Class B common stock converted into one share of Class A common stock and the Delaware Corporation was no longer authorized to issue any additional shares of Class B common stock. Accordingly, all matters set forth in the Delaware Certificate with respect to the Class B common stock have been eliminated from the Certificate of Formation and the authorized shares have been adjusted accordingly in the Certificate of Formation to account for the elimination of the Class B common stock.
I.
The name of the corporation is Archer Aviation Inc. (the “Company”).
II.
The address of the registered office of the Company in the State of Texas is [•], and the name of the registered agent of the Company in the State of Texas at such address is Corporation Service Company. The initial mailing address of the Company is 190 West Tasman Drive, San Jose, CA 95134.
III.
The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the Business Organizations Code of the State of Texas (“TBOC”).
IV.
A.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 1,410,000,000 shares, consisting of (a) 1,400,000,000 shares of Class A common stock (the “Class A Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).
B.   The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby expressly authorized by resolution or resolutions to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares of such shares and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the TBOC. The Board of Directors is also expressly authorized to increase (but not above the authorized number of shares of Preferred Stock) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

C.   The number of authorized shares of Preferred Stock or Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a separate vote of the holders of the shares of Preferred Stock, or of any series thereof, or Class A Common Stock unless a vote of any such holders is required pursuant to the TBOC or terms of any Certificate of Designation filed with respect to any series of Preferred Stock.
D.   Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the shares of Class A Common Stock are as follows:
1.   Definitions.
(a)   “Acquisition” means any consolidation or merger of the Company with or into any other Entity, other than any such consolidation or merger in which the shareholders of the Company immediately prior to such consolidation or merger continue to hold a majority of the voting power of the surviving Entity in substantially the same proportions (or, if the surviving Entity is a wholly owned subsidiary of another Entity, the surviving Entity’s Parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred or issued; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes.
(b)   “Asset Transfer” means the sale, lease or exchange of all or substantially all the assets of the Company.
(c)   “Certificate of Formation” means the certificate of formation of the Company, as amended and/or restated from time to time, including the terms of any Certificate of Designation of any series of Preferred Stock.
(d)   “Entity” means any corporation, partnership, limited liability company or other legal entity.
(e)   “Liquidation Event” means (i) any Asset Transfer or Acquisition in which cash or other property is, pursuant to the express terms of the Asset Transfer or Acquisition, to be distributed to the shareholders in respect of their shares of capital stock in the Company or (ii) any liquidation, dissolution and winding up of the Company; provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of shares of Class A Common Stock does not constitute consideration or a “distribution to shareholders” in respect of the shares of Class A Common Stock.
(f)   “Parent” of an Entity means any Entity that directly or indirectly owns or controls a majority of the voting power of the voting securities or interests of such Entity.
2.   Rights Relating to Dividends, Subdivisions and Combinations. Subject to the rights of holders of any Preferred Stock at the time outstanding having prior rights as to dividends, the holders of shares of Class A Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors. Any dividends paid to the holders of shares of Class A Common Stock shall be paid pro rata, on an equal priority, pari passu basis. The Company shall not declare or pay any dividend or make any distribution to the holders of shares of Class A Common Stock payable in securities of the Company unless the same dividend or distribution with the same record date and payment date shall be declared and paid on all shares of Class A Common Stock
3.   Liquidation Rights. In the event of a Liquidation Event, upon the completion of the distributions required with respect to any Preferred Stock that may then be outstanding, the remaining assets of the Company legally available for distribution to shareholders, or consideration payable to the shareholders of the Company, in the case of an Acquisition constituting a Liquidation Event, shall be distributed on an equal priority, pro rata basis to the holders of shares of Class A Common Stock (and the holders of any Preferred Stock that may then be outstanding, to the extent required by the Certificate of Formation); provided, however, for the avoidance of doubt, compensation pursuant to any employment, consulting, severance or other compensatory arrangement to be paid to or received by a person who is also a holder of shares of Class A Common Stock does not constitute consideration or a “distribution to shareholders” in respect of shares of Class A Common Stock.
4.   Voting Rights.
(a)   Class A Common Stock. Each holder of shares of Class A Common Stock shall be entitled to one vote for each share thereof held.
(b)   Voting Generally. Except as otherwise required by applicable law or this Certificate of Formation, the holders of shares of Preferred Stock and Class A Common Stock shall vote together and not as separate series or classes. Except as otherwise required by applicable law, holders of shares of Class A Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Formation or applicable law. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws and the provisions of this Certificate of Formation, the vote of shareholders holding a majority of the issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of any “fundamental action” or “fundamental business transaction,” each as defined in the TBOC, or any other action that, but for this provision, would, under the TBOC, require the approval by shareholders holding more than a majority of the shares of stock entitled to vote on such matter.
5.   Redemption. The Class A Common Stock is not redeemable.
V.
For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its shareholders or any class thereof, as the case may be, it is further provided that:
A.   Board of Directors.
1.   Generally. Except as otherwise provided in the Certificate of Formation or the TBOC, the business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed solely in the manner provided in the Bylaws.
2.   Initial Directors. The number of directors constituting the initial Board of Directors is six (6) and their names and addresses are as follows:
Name		Address
1.	Adam Goldstein	190 West Tasman Drive, San Jose, CA 95134
2.	Deborah Diaz	190 West Tasman Drive, San Jose, CA 95134
3.	Fred Diaz	190 West Tasman Drive, San Jose, CA 95134
4.	Oscar Munoz	190 West Tasman Drive, San Jose, CA 95134
5.	Barbara J. Pilarski	190 West Tasman Drive, San Jose, CA 95134
6.	Maria Pinelli	190 West Tasman Drive, San Jose, CA 95134
3.   Election.
(a)   Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of shareholders following such initial classification of the Board of Directors, the initial term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of shareholders following such initial classification of the Board of Directors, the initial term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of shareholders following such initial classification of the Board of Directors, the initial term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.
(b)   No shareholder entitled to vote at an election for directors may cumulate votes.
(c)   Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
(d)   Election of directors need not be by written ballot unless the Bylaws so provide.
4.   Removal of Directors. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, removal shall be as provided in Section 21.409 of the TBOC.
5.   Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC. Any director elected to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the unexpired term of the director’s predecessor or until such director’s earlier death, resignation, disqualification or removal; provided, however, that a director elected to fill a vacancy resulting from an increase in the number of directors shall serve only until the next annual or special meeting of shareholders called to vote on the election of directors. In addition, if a director is appointed by the Board of Directors to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the Board of Directors that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director shall be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class that the director was assigned by the Board of Directors.
B.   Shareholder Actions. Action may be taken by the shareholders of the Company at an annual or special meeting of shareholders called in accordance with the Bylaws. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Company shall be given in the manner provided in the Bylaws of the Company. Any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Company at its principal office.
C.   Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. The shareholders shall also have power to adopt, amend or repeal the Bylaws of the Company in the manner now or hereafter prescribed by this Certificate of Formation, the Bylaws or the TBOC.

VI.
A.   Limitation of Liability. A current director or officer of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except to the extent such exemption from liability or limitation thereof is not permitted under the TBOC as the same exists or may hereafter be amended unless such director or officer is found liable for (1) a breach of the director’s or officer’s duty of loyalty to the Company, (2) an act or omission not in good faith that (a) constitutes a breach of duty of the director or officer to the Company or (b) involves intentional misconduct or a knowing violation of law, (3) a transaction from which the director or officer received an improper personal benefit, or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a current director or officer of the Company hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
B.   Indemnification and Advancement of Expenses.
1.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Company shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Company shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of (a) an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Article VI, Section B or otherwise and (b) any other documentation as may be required by the TBOC. The rights to indemnification and advancement of expenses conferred by this Article VI, Section B shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Article VI, Section B(1), except for proceedings to enforce rights to indemnification and advancement of expenses, the Company shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
2.   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article VI, Section B shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate of Formation, the Bylaws, an agreement, vote of shareholders or disinterested directors, or otherwise.
3.   Any repeal or amendment of this Article VI, Section B by the shareholders of the Company or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Article VI Section B shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Company to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

4.   This Article VI, Section B shall not limit the right of the Company, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
VII.
A.   Unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Company, (B) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company or any shareholder to the Company or the Company’s shareholders, (C) any action or proceeding asserting a claim against the Company or any current or former director, officer or other employee of the Company or any shareholder arising pursuant to any provision of the TBOC, the Certificate of Formation or the Bylaws of the Company (as each may be amended from time to time), (D) any action or proceeding to interpret, apply, enforce or determine the validity of the Certificate of Formation or the Bylaws of the Company (including any right, obligation or remedy thereunder), (E) any action or proceeding as to which the Business Court (as defined below) has jurisdiction, (F) any action asserting a claim against the Company or any director, officer or other employee of the Company or any shareholder, governed by the internal affairs doctrine, and (G) any “internal entity claim” as defined in the TBOC, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants, shall be the Business Court in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas—Dallas Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas situated in Dallas County). This Article VII shall not apply to suits brought to enforce a duty or liability created by the Securities Exchange Act of 1934 or any other claim for which the federal courts have exclusive jurisdiction.
B.   Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.
C.   UNLESS THE COMPANY CONSENTS IN WRITING TO A JURY TRIAL, THE COMPANY AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE COMPANY OR SUCH PERSON OR ENTITY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE COMPANY OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE COMPANY FOLLOWING THE ADOPTION OF THESE BYLAWS CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.
D.   Any person or Entity holding, owning or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Article VII.
VIII.
A.   The Company reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation, in the manner now or hereafter prescribed by this Certificate of Formation or the TBOC, and all rights, preferences and privileges conferred upon the shareholders herein are granted subject to this reservation.
B.   If any provision or provisions in this Certificate of Formation shall be held to be invalid, illegal or unenforceable as applied to any person or Entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision or provisions in any other circumstance, and of the remaining provisions in this Certificate of Formation, and the application of such provision or provisions to other persons or Entities and circumstances shall not in any way be affected or impaired thereby.
IX.
At no time shall more than 25% of the voting interest of the Company be owned or controlled by persons who are not “citizens of the United States” (as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time (“Non U.S. Citizens”). In the event that Non U.S. Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Company, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Company is in compliance with applicable law and regulations relating to the ownership or control of a U.S. air carrier. The Bylaws shall contain provisions to implement this Article IX, including, without limitation, provisions restricting or prohibiting transfer of shares of Voting Stock to Non U.S. Citizens, provisions restricting or removing voting rights as to shares of Voting Stock owned or controlled by Non U.S. Citizens, and such other measures as may be required to ensure compliance with applicable law and regulations related to the ownership and control of U.S. air carriers. The Company shall take all necessary or desirable actions within its control, including the amendment of the Bylaws, as warranted, to ensure that the Company is in compliance with applicable law and regulations related to the ownership and control of U.S. air carriers. Any determination as to ownership, control or citizenship made by the Board of Directors shall be conclusive and binding as between the Company and any shareholder for purposes of this Article IX. As used in this Article IX of this Certificate of Formation, “Voting Stock” of the Company means the Class A Common Stock and any shares of Preferred Stock of the Company entitled to vote on matters generally referred to the shareholders for a vote.
* * * *
[Signature Page Follows]

IN WITNESS WHEREOF, Archer Aviation Inc. has caused this Certificate of Formation to be signed by a duly authorized officer on [•], 2026.
ARCHER AVIATION INC.
By:
Name:
Title:

Appendix F
BYLAWS
OF
ARCHER AVIATION INC.
(A TEXAS CORPORATION)
As effective [•], 2026
ARTICLE I
OFFICES
Section 1.   Registered Office. The registered office of the corporation in the State of Texas shall be as set forth in the Certificate of Formation of the corporation (as the same may be amended and/or restated from time to time, the “Certificate of Formation”).
Section 2.   Other Offices. The corporation may also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors of the corporation (the “Board of Directors”), and may also have offices at such other places, both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the corporation may require.
ARTICLE II
CORPORATE SEAL
Section 3.   Corporate Seal. The Board of Directors may adopt a corporate seal. If adopted, the corporate seal shall consist of the name of the corporation and the inscription, “Corporate Seal-Texas.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
ARTICLE III
SHAREHOLDERS’ MEETINGS
Section 4.   Place of Meetings. Meetings of the shareholders of the corporation may be held at such place, if any, either within or without the State of Texas, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Business Organizations Code of the State of Texas (“TBOC”) and Section 14 below.
Section 5.   Annual Meetings.
(a)   The annual meeting of the shareholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. The Board of Directors may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and proposals of business to be considered by the shareholders may be made at an annual meeting of shareholders: (i) pursuant to the corporation’s notice of meeting of shareholders; (ii) by or at the direction of the Board of Directors or a duly authorized committee thereof; or (iii) by any shareholder of the corporation who was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed or such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the corporation) at the time of giving the shareholder’s notice provided for in Section 5(b) below and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a shareholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of shareholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of shareholders.
(b)   At an annual meeting of the shareholders, only such business shall be conducted as is a proper matter for shareholder action under Texas law, the Certificate of Formation and these Bylaws, and only such nominations shall be made and such business shall be conducted as shall have been properly brought before the meeting in accordance with the procedures below.
(i)   For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 5(a), (1) the shareholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) (and must update and supplement such written notice on a timely basis as set forth in Section 5(c)); (2) any Proponent (as defined below) must not have acted contrary to any representation, certification or agreement required by this Section 5 or otherwise failed to comply with this Section 5 (or any law, rule or regulation identified in this Section 5) or provided false or misleading information to the corporation; and (3) if a Proponent has delivered a notice of nomination or nominations, such Proponent must certify to the corporation in writing that it has complied with and will comply with the requirements of Rule 14a-19 promulgated under the 1934 Act, if applicable, and the Proponent shall deliver, no later than five (5) days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that it has complied with such requirements. Such shareholder’s notice shall set forth: (A) as to each nominee such Proponent proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class or series and number of shares of each class or series of capital stock of the corporation that arc owned of record and beneficially by such nominee or any Associated Person (as defined in Section 5(j)(iii)), (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) whether such person meets the independence requirements of the stock exchange upon which the corporation’s common stock is primarily traded, (6) a description of any position of such person as an officer or director of any Competitor (as defined below) within the three (3) years preceding the submission of the notice, (7) a description of any business or personal interests that could place such person in a potential conflict of interest with the corporation or any of its subsidiaries, (8) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Proponent or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proponent or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, (9) all other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved and whether or not proxies are being or will be solicited), or that is otherwise required to be disclosed pursuant to Section 14 (or any successor provision) of the 1934 Act (including such person’s written consent to being named as a nominee in any proxy materials relating to the corporation’s next meeting and to serving as a director if elected), and (10) all completed and signed questionnaires, representations and agreements required by Section 5(h); and (B) all of the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation (as such term is used in any applicable stock exchange listing requirements or applicable law) or on any committee or sub-committee of the Board of Directors under any applicable stock exchange listing requirements or applicable law, or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee. The number of nominees a shareholder may nominate for election at the annual meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
(ii)   Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of Section 5(a), (1) the shareholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) (and must update and supplement such written notice on a timely basis as set forth in Section 5(c)); (2) (x) if the Proponent has provided the corporation with a Solicitation Notice (as defined below), the Proponent must have complied with the representation set forth therein and must have included in any such solicitation materials the Solicitation Notice or (y) if no Solicitation Notice relating to the proposal has been timely provided pursuant to this Section 5, the Proponent proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such Solicitation Notice under this Section 5; and (3) any Proponent must not have acted contrary to any representation, certification or agreement required by this Section 5 or otherwise failed to comply with this Section 5 (or any law, rule or regulation identified in this Section 5) or provided false or misleading information to the corporation. Such shareholder’s notice shall set forth: (A) as to each matter such Proponent proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest (including any substantial interest within the meaning of Item 5 of Schedule 14A under the 1934 Act), including any anticipated benefit of such business to any Proponent other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate, in such business of any Proponent; (B) a description of all agreements, arrangements and understandings between or among any such Proponent and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proponent (including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable)) and (C) the information required by Section 5(b)(iv).
(iii)   To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 5(b)(iii), in the event that (A) the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement (as defined in Section 5(j)(ix)) of the date of such meeting is first made by the corporation or (B) the corporation did not have an annual meeting in the preceding year, notice by the shareholder to be timely must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment, postponement or rescheduling (or the public announcement thereof) of an annual meeting for which notice has been given, or the public announcement of the meeting date thereof has been made, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
(iv)   The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, and any Associated Person, if any, on whose behalf the nomination or proposal is made (each of the foregoing, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, including, if applicable, such name and address as they appear on the corporation’s books and records; (B) (1) the class, series and number of shares of each class or series of the capital stock of the corporation that are, directly or indirectly, owned of record or beneficially (within the meaning of Rule 13d-3 under the 1934 Act) by each Proponent (provided, that for purposes of this Section 5(b)(iv), such Proponent shall in all events be deemed to beneficially own all shares of any class or series of capital stock of the corporation as to which such Proponent has a right to acquire beneficial ownership at any time in the future), and (2) a certification regarding whether such Proponent, if any, has complied with all applicable federal, state and other legal requirements in connection with such Proponent’s acquisition of shares of capital stock or other securities of the corporation and/or such Proponent’s acts or omissions as a shareholder of the corporation; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal (and/or the voting of shares of any class or series of capital stock of the corporation) between or among any Proponent and any of its affiliates or associates, and any others (including their names) Acting in Concert with any of the foregoing (including, without limitation, any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of the 1934 Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable)); (D) a representation (x) that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation at the time of giving notice, will be entitled to vote at the meeting, (y) that the shareholder (or a qualified representative thereof) intends to appear at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)), and (z) whether the Proponents will engage in a solicitation within the meaning of 1934 Act Rule 14a-1(1) with respect to the proposal or nomination, and if so, the name of each participant (as defined in 1934 Act Schedule 14(A)) in such solicitation and the amount of the cost of the solicitation that has been and will be borne (directly or indirectly) by each participant in such solicitation; (E) a representation as to whether the Proponents intend, or are part of a group that intends, to deliver a proxy statement and form of proxy (through means of satisfying each of the conditions that would be applicable to the corporation under Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n)) to holders (including beneficial owners pursuant to Exchange Act Rule 14b-1 and Exchange Act Rule 14b-2) of a sufficient number in voting power of the corporation’s outstanding capital stock required under applicable law to adopt or approve such proposal (an affirmative statement of such intent being a “Solicitation Notice”) (with respect to a notice under Section 5(b)(ii)); (F) a representation that such Proponents intend, or are part of a group that intends, to solicit the holders of shares representing at least 67% of the outstanding capital stock entitled to vote on the election of directors in support of director nominees other than the corporation’s nominees in accordance with Rule 14a-19, if applicable, and the name of each participant (as defined in Item 4 of 1934 Act Schedule 14A) in such solicitation (with respect to a notice under Section 5(b)(i)); (G) to the extent known by any Proponent, the name and address of any other shareholder supporting the proposal on the date of such shareholder’s notice; (H) a complete and accurate description of any pending or, to each Proponent’s knowledge, threatened legal proceeding in which such Proponent is a party or participant involving the corporation or, to such Proponent’s knowledge, any current or former officer, director, affiliate or associate of the corporation; (I) any direct or indirect material interest in any material contract or agreement with the corporation, any affiliate of the corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (J) any significant equity interests or any Derivative Transactions (as defined below) in any Competitor held by such Proponent and/or any of its respective affiliates or associates and any other material relationship between such Proponent, on the one hand, and the corporation, any affiliate of the corporation or any Competitor, on the other hand; (K) all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the 1934 Act and the rules and regulations promulgated thereunder by such Proponent and/or any of its respective affiliates or associates; (L) a description of all Derivative Transactions by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; (M) any other information relating to such Proponent that would be required to be disclosed in proxy materials or other filings required to be made in connection with solicitations of proxies or consents by such Proponent in support of the business or nomination proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (N) such Proponent’s written consent to the public disclosure of information provided to the corporation pursuant to this Section 5; and (O) any proxy, contract, arrangement, or relationship pursuant to which the Proponent has a right to vote, directly or indirectly, any shares of any security of the corporation. The disclosures to be made pursuant to the foregoing clauses (B) and (L) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proponent solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.
(c)   A shareholder providing the written notice required by Section 5(b)(i) or 5(b)(ii) shall update and supplement such notice, and any other information provided to the corporation, in writing so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of shareholders entitled to notice of the meeting and (ii) the date that is five (5) Business Days (as defined below) prior to the meeting and, in the event of any adjournment, postponement or rescheduling thereof, five (5) Business Days prior to such adjourned, postponed or rescheduled meeting. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) Business Days after the later of the record date for the determination of shareholders entitled to notice of the meeting or the public announcement of such record date. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) Business Days prior to the date for the meeting, and, in the event of any adjournment, postponement or rescheduling thereof, two (2) Business Days prior to such adjourned, postponed or rescheduled meeting. Notwithstanding the foregoing, if a Proponent no longer plans to solicit proxies in accordance with its representation pursuant to Section 5(b)(iv)(F), the shareholder shall inform the corporation of this change by delivering a writing to the Secretary at the principal executive offices of the corporation no later than two (2) Business Days after the occurrence of such change. A shareholder shall also update its notice so that the information required by Section 5(b)(iv)(K) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered in writing to the Secretary at the principal executive offices of the corporation no later than two (2) Business Days after the occurrence of any material change to the information previously disclosed pursuant to Section 5(b)(iv)(K). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the corporation’s rights with respect to any deficiencies in any notice provided by a shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the shareholders. If a shareholder providing written notice required by this Section 5 fails to provide any written update in accordance with this Section 5, the information as to which such written update relates shall be deemed not to have been provided in accordance with these Bylaws.
(d)   If any information submitted pursuant to this Section 5 is inaccurate or incomplete in any material respect (as determined by the Board of Directors or a committee thereof), such information shall be deemed not to have been provided in accordance with these Bylaws. A shareholder shall notify the Secretary in writing at the principal executive offices of the corporation of any inaccuracy or change in any information submitted within two (2) Business Days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification will cure any deficiencies or inaccuracies with respect to any prior submission by such shareholder. Upon written request of the Secretary on behalf of the Board of Directors (or a duly authorized committee thereof), the shareholder shall provide, within seven (7) Business Days after delivery of such request (or such longer period as may be specified in such request), (1) written verification, reasonably satisfactory to the Board of Directors, any committee thereof, or any authorized officer of the corporation, to demonstrate the accuracy of any information submitted and (2) a written affirmation of any information submitted as of an earlier date. If the shareholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested shall be deemed not to have been provided in accordance with these Bylaws.
(e)   Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class (as defined below) to be elected to the Board of Directors at the annual meeting is increased effective after the time period for which nominations would otherwise be due under Section 5(b)(iii) and there is no public announcement by the corporation naming the nominees for the additional directorships or specifying the increased size of the Board of Directors at least 100 days before the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 5 and that complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for the additional directorships in such Expiring Class, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation. For purposes of this section, an “Expiring Class” shall mean a class of directors whose term shall expire at the annual meeting of shareholders.
(f)   A person shall not be eligible for election or re-election as a director at an annual meeting, unless the person is nominated in accordance with either clause (ii) or (iii) of Section 5(a) and in accordance with the procedures set forth in Section 5(b), Section 5(c), and Section 5(d), as applicable. Only such business shall be conducted at any annual meeting of the shareholders of the corporation as shall have been brought before the meeting in accordance with clauses (i), (ii), or (iii) of Section 5(a) and in accordance with the procedures set forth in Section 5(b) and Section 5(c), as applicable. Except as otherwise required by applicable law, the Board of Directors or the chairperson of the meeting shall have the power to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D), 5(b)(iv)(E) and 5(b)(iv)(F), to declare that such proposal or nomination shall not be presented for shareholder action at the meeting and shall be disregarded, or that such business shall not be transacted (and any such nominee shall be disqualified), including that if a shareholder provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the 1934 Act, including the provision to the corporation of notices required thereunder in a timely manner, then the corporation shall disregard any proxies or votes solicited for such shareholder’s director nominees (and any such nominee shall be disqualified), notwithstanding that proxies in respect of such nomination or such business may have been solicited or received. Notwithstanding the foregoing provisions of this Section 5, unless otherwise required by law, if the shareholder (or a qualified representative (as defined below) of the shareholder) does not appear at the annual meeting of shareholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. If a shareholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any annual meeting of shareholders of the corporation and intends to authorize a qualified representative to act for such shareholder as a proxy to present the nomination or proposal at such meeting, the shareholder shall give notice of such authorization in writing to the Secretary not less than three (3) Business Days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of this Section 5, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the 1934 Act, if applicable, in connection with the solicitation of such proxies, including the provision to the corporation of notices required thereunder in a timely manner.
(g)   Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholders’ meeting, a shareholder must also comply with all applicable requirements of the 1934 Act, for the avoidance of doubt, including but not limited to, Rule 14a-19 of the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii). Nothing in these Bylaws shall be deemed to affect any rights of holders of any class or series of preferred stock to nominate and elect directors pursuant to and to the extent provided in any applicable provision of the Certificate of Formation.

(h)   To be eligible to be a nominee of any shareholder for election or reelection as a director of the corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 5) to the Secretary of the corporation at the principal executive offices of the corporation all completed and signed questionnaires in the forms required by the corporation (which form the shareholder shall request in writing from the Secretary of the corporation and which the Secretary of the corporation shall provide to such shareholder within ten (10) days of receiving such request) with respect to the background and qualification of such person to serve as a director of the corporation and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made and a signed representation and agreement (in the form available from the Secretary of the corporation upon written request) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (c) if elected as a director of the corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the corporation, (d) if elected as a director of the corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the corporation publicly disclosed from time to time, (e) if elected as a director of the corporation, will act in the best interests of the corporation and its shareholders and not in the interests of individual constituencies, (f) consents to being named as a nominee in any proxy materials relating to the corporation’s next meeting and agrees to serve if elected as a director, (g) intends to serve as a director for the full term for which such individual is to stand for election, (h) represents and warrants that his or her candidacy or, if elected, membership on the Board of Directors, would not violate applicable state or federal law, the Certificate of Formation, these Bylaws, or the rules of any stock exchange on which shares of the corporation’s common stock arc traded, and (i) will provide facts, statements, and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.
(i)   The Board of Directors may request that any Proponent, and any proposed nominee of such Proponent, furnish such additional information as may be reasonably required by the Board of Directors. Such Proponent and/or proposed nominee thereof shall provide such additional information within ten (10) days after it has been requested by the Board of Directors. The Board of Directors may require any such proposed nominee to submit to interviews with the Board of Directors or any committee thereof, and such proposed nominee shall make themself available for any such interviews within no less than ten (10) Business Days following the date of such request.
(j)   For purposes of Sections 5 and 6,
(i)   a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;
(ii)   “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended; provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;
(iii)   “Associated Person” shall mean with respect to any subject shareholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such shareholder or other person, (2) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such shareholder or other person, (3) any associate of such shareholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;
(iv)   “Business Day” means any day other than Saturday. Sunday or a day on which banks are closed in New York City, New York;
(v)   “Compensation Arrangement” means any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the corporation;
(vi)   “Competitor” means any entity that provides products or services that compete with or are alternatives to the products produced or services provided by the corporation or its affiliates (a list of which entities shall be provided by the Secretary within ten days following a request therefor by a shareholder);
(vii)   “close of business” means 6:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a Business Day;
(viii)   “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:
(A)   the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation;
(B)   that otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation;
(C)   the effect or intent of which is to mitigate loss, manage risk or benefit from changes in value or price with respect to any securities of the corporation; or
(D)   that provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, directly or indirectly, with respect to any securities of the corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation or similar right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member;
(ix)   “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (“SEC”) pursuant to

Section 13, 14 or 15(d) of the 1934 Act or by such other means reasonably designed to inform the public or security holders in general of such information, including, without limitation, posting on the corporation’s investor relations website; and
(x)   to be a “qualified representative” of a shareholder, a person must be a duly authorized officer, manager, trustee or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. The Secretary of the corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “qualified representative” for purposes hereof.
Section 6.   Special Meetings.
(a)   Special meetings of the shareholders of the corporation may be called, for any purpose as is a proper matter for shareholder action under Texas law, by (i) the Chairperson of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors, or (iv) the holders of not less than 50% (or the highest percentage of ownership that may be required under the TBOC) of the corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting. The Board of Directors may postpone or reschedule any special meeting of shareholders previously scheduled by the Board of Directors or shareholders entitled to call a special meeting of shareholders and may cancel any such special meeting of shareholders only if it was originally called by the Board of Directors.
(b)   The Board of Directors shall determine the time and place, if any, of such special meeting. Upon determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the shareholders entitled to vote, in accordance with the provisions of Section 7. No business may be transacted at such special meeting otherwise than specified in the notice of meeting.
(c)   Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected (i) by or at the direction of the Board of Directors or a duly authorized committee thereof or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the corporation who is a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination or nominations are made, only if such beneficial owner was the beneficial owner of shares of the corporation) at the time of giving notice provided for in this paragraph and at the time of the special meeting, who is entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Sections 5(b)(i) and 5(b)(iv). The number of nominees a shareholder may nominate for election at the special meeting (or in the case of a shareholder giving the notice on behalf of a beneficial owner, the number of nominees a shareholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if (A) written notice setting forth the information required by Sections 5(b)(i) and 5(b)(iv) shall be received by the Secretary at the principal executive offices of the corporation not earlier than 120 days prior to such special meeting and not later than the close of business on the later of the 90th day prior to such meeting or the tenth (10th) day following the day on which the corporation first makes a public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, (B) the shareholder has complied in all respects with the requirements of Section 14 of the 1934 Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the SEC, including any SEC Staff interpretations relating thereto) and (C) the Board of Directors or an executive officer designated thereby has determined that the shareholder has satisfied the requirements of Section 5 and this Section 6. The shareholder shall also update and supplement such information as required under Section 5(c). In no event shall an adjournment, postponement or rescheduling of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
A person shall not be eligible for election or re-election as a director at the special meeting unless the person is nominated either in accordance with clause (i) or clause (ii) of the second sentence of this Section 6(c). Except as otherwise required by applicable law, the Board of Directors or the chairperson of the meeting shall have the power to determine whether a nomination was made in accordance with the procedures set forth in these Bylaws (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance with these Bylaws, or if the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(F), to declare that such nomination shall not be presented for shareholder action at the meeting and shall be disregarded (and any such nominee shall be disqualified), including that if a shareholder provides notice pursuant to Rule 14a-19(b) promulgated under the 1934 Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the 1934 Act, including the provision to the corporation of notices required thereunder in a timely manner, then the corporation shall disregard any proxies or votes solicited for such shareholder’s director nominees (and any such nominee shall be disqualified), notwithstanding that proxies in respect of such nomination may have been solicited or received. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) meeting the requirements specified in Section 5(e) does not appear at the special meeting of shareholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation. If a shareholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any special meeting of shareholders of the corporation and intends to authorize a qualified representative to act for such shareholder as a proxy to present the nomination or proposal at such meeting, the shareholder shall give notice of such authorization in writing to the Secretary not less than three (3) Business Days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the 1934 Act, if applicable, in connection with the solicitation of such proxies, including the provision to the corporation of notices required thereunder in a timely manner.
(d)   Notwithstanding the foregoing provisions of this Section 6, a shareholder must also comply with all applicable requirements of the 1934 Act, for the avoidance of doubt, including but not limited to, Rule 14a-19 of the 1934 Act, with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors or proposals of other business to be considered pursuant to Section 6(c).
Section 7.   Notice of Meetings. Notice of each meeting of shareholders shall be given in accordance with applicable law and not less than ten (10) nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholder entitled to notice of the meeting. Such notice shall specify the place, if any, date and hour of the meeting, the record date for determining shareholders entitled to vote at the meeting, if such record date is different from the record date for determining shareholders entitled to notice of the meeting, the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at any such meeting, in the case of a meeting held by remote communication, information on how to access the list of shareholders entitled to vote at the meeting, and, in the case of special meetings, the purpose or purposes of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the records of the corporation. If delivered by courier service, the notice is given on the earlier of when the notice is received or left at the shareholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of shareholders (to the extent required) may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any shareholder by his or her attendance thereat in person, by remote communication, if applicable, or by proxy, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any shareholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given. So long as the corporation is subject to the SEC’s proxy rules set forth in Regulation 14A under the 1934 Act, notice shall be given in the manner required by such rules. To the extent permitted by such rules, or if the corporation is not subject to Regulation 14A, notice may be given by electronic transmission directed to the shareholder’s electronic mail address, and if so given, shall be given when directed to such shareholder’s electronic mail address unless the shareholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail. If notice is given by electronic mail, such notice shall comply with the applicable provisions of Section 21.3531 of the TBOC. Notice may be given by other forms of electronic transmission with the consent of a shareholder in the manner permitted by Section 21.3531 of the TBOC and shall be deemed given as provided therein.
Section 8.   Quorum and Vote Required. At all meetings of shareholders, except where otherwise provided by the Certificate of Formation, or by these Bylaws and subject to Texas law and the rules and regulations of any stock exchange upon which the corporation’s securities are traded, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series of the stock is required by applicable law or the Certificate of Formation, the holders of a majority of the voting power of the shares of such class or series of the stock issued and outstanding and entitled to vote on such matter, present in person or presented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to the vote on such matter. In the absence of a quorum, any meeting of shareholders may be adjourned, from time to time, either by the chairperson of the meeting or by the holders of a majority of the voting power of the shares represented thereat and entitled to vote thereon, but no other business shall be transacted at such meeting. The shareholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
Except as otherwise required by Texas law or by applicable stock exchange rules, or by the Certificate of Formation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote on the subject matter present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and voting affirmatively or negatively (excluding abstentions and broker non-votes) on such matter shall be the act of the shareholders. Except as otherwise required by Texas law, the Certificate of Formation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote in the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise required by Texas law or by the Certificate of Formation or these Bylaws or any applicable stock exchange rules, the holders of a majority of the voting power of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise required by Texas law or by the Certificate of Formation or these Bylaws or any applicable stock exchange rules, the affirmative vote of the holders of a majority (plurality, in the case of the election of directors) of the voting power of the shares of such class or classes or series entitled to vote on the subject matter present in person, by remote communication, if applicable, or represented by proxy at the meeting and voting affirmatively or negatively (excluding abstention and broker non-votes) on such matter shall be the act of such class or classes or series, except in the cases of matters which the TBOC requires be submitted to a vote by class or series, in which case the voting power of the shares of such class or classes or series entitled to vote on the subject matter as a class or classes or series shall be the act of such class or classes or series.
Section 9.   Adjournment and Notice of Adjourned Meetings. Any meeting of shareholders, whether annual or special, may be adjourned from time to time (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) either by the person presiding over the meeting or by the holders of a majority of the voting power of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote thereon. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which shareholders and proxyholders may be deemed present in person and may vote at such meeting are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable shareholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Sections 21.353 and 6.051 of the TBOC. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting in accordance with Sections 21.357 and 6.101 of the TBOC, and shall give notice of the adjourned meeting to each shareholder of record as of the record date so fixed for notice of such adjourned meeting.
Section 10.   Voting Rights; Proxies. For the purpose of determining those shareholders entitled to vote at any meeting of the shareholders or adjournment thereof, except as otherwise provided by applicable law, only persons in whose names shares stand on the stock records of the corporation on the record date shall be entitled to vote at any meeting of shareholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Texas law. An agent so appointed need not be a shareholder. No proxy shall be voted after 11 months from its date of creation unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of shareholders need not be by written ballot.
Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.
Section 11.   Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his or her act binds all; (b) if more than one votes, the act of the majority so voting binds all; (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.
Section 12.   List of Shareholders. The corporation shall prepare, no later than the eleventh (11th) day before each meeting of shareholders, a complete list of the shareholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each shareholder, the number and class of shares registered in the name of each shareholder, and such other information required by the TBOC. Nothing in this Section 12 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the corporation for at least 10 days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date, either (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to shareholders of the corporation. Notwithstanding the foregoing, the corporation may maintain and authorize examination of the list of shareholders in any manner expressly permitted by the TBOC at the time.
Section 13.   Action without Meeting.
Any action required to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Formation and in accordance with applicable law.
Section 14.   Remote Communication; Delivery to the Corporation.
(a)   For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxyholders may, by means of remote communication:
(i)   participate in a meeting of shareholders; and
(ii)   be deemed present in person and vote at a meeting of shareholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.
(b)   Whenever this Article III requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such document or information shall be in writing exclusively (and not in an electronic transmission) and shall be delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested and the corporation shall not be required to accept delivery of any document not in such written form or so delivered.
Section 15.   Organization.
(a)   At every meeting of shareholders, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed, is absent or refuses to act, the Chief Executive Officer, or if no Chief Executive Officer is then serving or the Chief Executive Officer is absent or refuses to act, the President, or, if the President is absent or refuses to act, a chairperson of the meeting designated by the Board of Directors, or, if the Board of Directors does not designate such chairperson, a chairperson of the meeting chosen by a majority of the voting power of the shareholders entitled to vote thereat, present in person or by proxy duly authorized, shall act as chairperson of the meeting of shareholders. The Chairperson of the Board of Directors may appoint the Chief Executive Officer as chairperson of the meeting. The Secretary, or, in his or her absence, an Assistant Secretary or other officer or other person directed to do so by the chairperson of the meeting, shall act as secretary of the meeting.
(b)   The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of shareholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to shareholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants (if any), regulation of the opening and closing of the polls for balloting on matters that are to be voted on by ballot, procedures (if any) requiring attendees to provide the corporation advance notice of their intent to attend the meeting and any additional attendance or other procedures or requirements for proponents submitting a proposal pursuant to Rule 14a-8 promulgated under the 1934 Act. The date and time of the opening and closing of the polls for each matter upon which the shareholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with rules of parliamentary procedure.
ARTICLE IV
DIRECTORS
Section 16.   Number and Term of Office. The authorized number of directors of the corporation shall be fixed in accordance with the Certificate of Formation. Directors need not be shareholders unless so required by the Certificate of Formation. At all times, at least two-thirds (2/3) of the members of the Board of Directors serving and entitled to vote shall be comprised of individuals who meet the definition of “a citizen of the United States,” as such term is defined in 49 U.S.C. § 40102 (a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time (“U.S. Citizen”). If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the shareholders called for that purpose in the manner provided in these Bylaws.
Section 17.   Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by the Certificate of Formation or the TBOC.
Section 18.   Terms of Directors. The terms of directors shall be as set forth in the Certificate of Formation.
Section 19.   Vacancies. Vacancies and newly created directorships on the Board of Directors shall be filled as set forth in the Certificate of Formation.
Section 20.   Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Board of Directors or the Secretary. Unless the notice specifies a later time or states that the resignation takes effect on the occurrence of a future event, such resignation shall take effect when notice is received by the corporation. Acceptance of such resignation shall not be necessary to make it effective, unless the resignation so specifies. When one or more directors shall resign from the Board of Directors, effective at a future date, such vacancy or vacancies may be filled in any manner and to the extent permitted by the TBOC, including by a majority of the directors then in office, including those who have so resigned, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the remainder of the unexpired portion of the term of the director whose place shall be vacated.
Section 21.   Removal. Directors shall be removed as set forth in the Certificate of Formation.
Section 22.   Meetings.
(a)   Regular Meetings. Unless otherwise restricted by the Certificate of Formation, regular meetings of the Board of Directors may be held at any time or date and at any place (if any) within or without the State of Texas that has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.
(b)   Special Meetings. Unless otherwise restricted by the Certificate of Formation, special meetings of the Board of Directors may be held at any time and place (if any) within or without the State of Texas as designated and called by the Chairperson of the Board of Directors, the Chief Executive Officer or the Board of Directors.

(c)   Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.
(d)   Notice of Special Meetings. Notice of the time and place, if any, of all special meetings of the Board of Directors shall be transmitted orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, or by electronic mail or other electronic means, during normal business hours, at least 24 hours before the meeting. If notice is sent by U.S. mail, it shall be sent by first class mail, postage prepaid, at least three days before the date of the meeting.
(e)   Waiver of Notice. Notice of any meeting of the Board of Directors may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though it had been transacted at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.
Section 23.   Quorum and Voting.
(a)   Unless the Certificate of Formation requires a greater number, and except with respect to questions related to indemnification arising under Section 46 for which a quorum shall be one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Formation, a quorum of the Board of Directors shall consist of a majority of the total number of directors then serving on the Board of Directors or, if greater, one-third of the authorized number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Formation. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time, without notice other than by announcement at the meeting.
(b)   At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by applicable law, the Certificate of Formation or these Bylaws.
Section 24.   Action without Meeting. Unless otherwise restricted by the Certificate of Formation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, sign a consent thereto in writing. After an action is taken, such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes arc maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
Section 25.   Fees and Compensation. Directors shall be entitled to such compensation for their services on the Board of Directors or any committee thereof as may be approved by the Board of Directors, or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, if so approved, by resolution of the Board of Directors or a committee thereof to which the Board of Directors has delegated such responsibility and authority, including, without limitation, a fixed sum and reimbursement of expenses incurred, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors, as well as reimbursement for other reasonable expenses incurred with respect to duties as a member of the Board of Directors or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.
Section 26.   Committees.
(a)   Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by applicable law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the shareholders, any action or matter (other than the election or removal of directors) that the TBOC expressly requires be submitted to shareholders for approval or expressly prohibits being delegated to a committee, or (ii) adopting, amending or repealing any Bylaw of the corporation.
(b)   Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by applicable law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.
(c)   Term. The Board of Directors, subject to any requirements of any outstanding series of preferred stock and the provisions of subsections (a) or (b) of this Section 26, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time remove any individual committee member if the Board of Directors determines the removal is in the best interests of the corporation and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
(d)   Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 26 shall be held at such times and places, if any, as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at such place, if any, that has been determined from time to time by such committee, and may be called by any director who is a member of such committee. upon notice to the members of such committee of the time and place, if any, of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place, if any, of special meetings of the Board of Directors. Notice of any meeting of any committee may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.
Section 27.   Duties of Chairperson of the Board of Directors. The Chairperson of the Board of Directors, when present, shall preside at all meetings of the shareholders and the Board of Directors. The Chairperson of the Board of Directors shall perform such other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.
Section 28.   Organization. At every meeting of the directors, the Chairperson of the Board of Directors, or, if a Chairperson has not been appointed or is absent. the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairperson of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his or her absence, any

Assistant Secretary or other officer, director or other person directed to do so by the person presiding over the meeting, shall act as secretary of the meeting.
ARTICLE V
OFFICERS
Section 29.   Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem appropriate or necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by applicable law, the Certificate of Formation or these Bylaws. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility. At least two-thirds of officers shall be U.S. Citizens. Only a person who is a U.S. Citizen may serve as President, Chief Executive Officer, or Chairperson of the Board.
Section 30.   Tenure and Duties of Officers.
(a)   General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, subject to such officer’s earlier death, resignation or removal. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors or by a committee thereof to which the Board of Directors has delegated such responsibility or, if so authorized by the Board of Directors, by the Chief Executive Officer or another officer of the corporation.
(b)   Duties of Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of Chief Executive Officer. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.
(c)   Duties of President. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and, subject to the supervision, direction and control of the Board of Directors, shall have the general powers and duties of supervision, direction, management and control of the business and officers of the corporation as are customarily associated with the position of President. The President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors (or the Chief Executive Officer, if the Chief Executive Officer and President are not the same person and the Board of Directors has delegated the designation of the President’s duties to the Chief Executive Officer) shall designate from time to time.
(d)   Duties of Vice Presidents. A Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant (unless the duties of the President are being filled by the Chief Executive Officer). A Vice President shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.
(e)   Duties of Secretary and Assistant Secretary. The Secretary shall attend all meetings of the shareholders and of the Board of Directors and shall record all acts, votes and proceedings thereof in the minute books of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the shareholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties customarily associated with the office and shall also perform such other duties and have such other powers, as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.
(f)   Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors, the Chief Executive Officer, or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer.
(g)   Duties of Treasurer and Assistant Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation. The Treasurer shall perform other duties customarily associated with the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time. The Chief Executive Officer, or if no Chief Executive Officer is then serving, the President may direct any Assistant Treasurer or other officer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or if no Chief Executive Officer is then serving, the President shall designate from time to time.
Section 31.   Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.
Section 32.   Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective, unless the resignation so specifies. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.
Section 33.   Removal. Any officer may be removed from office at any time, either with or without cause, by the Board of Directors, or by any duly authorized committee thereof or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.
ARTICLE VI
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES
OWNED BY THE CORPORATION
Section 34.   Execution of Corporate instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute, sign or endorse on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by applicable law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall from time to time authorize so to do.
Unless otherwise specifically determined by the Board of Directors or otherwise required by applicable law, the execution, signing or endorsement of any corporate instrument or document by or on behalf of the corporation may be effected manually, by facsimile or (to the extent permitted by applicable law and subject to such policies and procedures as the corporation may have in effect from time to time) by electronic signature.
Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
Section 35.   Voting of Securities Owned by the Corporation. All stock and other securities of or interests in other corporations or entities owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.
ARTICLE VII
SHARES OF STOCK
Section 36.   Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated if so provided by resolution or resolutions of the Board of Directors. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Formation and applicable law. Every holder of stock in the corporation represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by any two authorized officers of the corporation (it being understood that each of the Chairperson of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number, and the class or series, of shares owned by such holder in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.
Section 37.   Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.
Section 38.   Transfers.
(a)   Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.
(b)   The corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such shareholders in any manner not prohibited by the TBOC.
Section 39.   Fixing Record Dates.
(a)   In order that the corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a record date for determining the shareholders entitled to notice of any meeting of shareholders, such date shall also be the record date for determining the shareholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes the record date for determining the shareholders entitled to notice of such meeting, that a later date on or before the date of the meeting shall be the record date for determining the shareholders entitled to vote at such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting in accordance with the provisions of this Section 39(a).
(b)   In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 40.   Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.
Section 41.   Additional Powers of the Board. In addition to, and without limiting, the powers set forth in these Bylaws, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer, and registration of certificates for shares of stock of the corporation, including the use of uncertificated shares of stock, subject to the provisions of the TBOC, other applicable law, the Certificate of Formation and these Bylaws. The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.
ARTICLE VIII
OTHER SECURITIES OF THE CORPORATION
Section 42.   Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates covered in Section 36, may be signed by the Chairperson of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.
ARTICLE IX
DIVIDENDS
Section 43.   Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Formation and applicable law, if any, may be declared by the Board of Directors. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Formation and applicable law.
Section 44.   Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, determines proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose or purposes as the Board of Directors shall determine to be conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
ARTICLE X
FISCAL YEAR
Section 45.   Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.
ARTICLE XI
INDEMNIFICATION
Section 46.   Indemnification of Directors, Executive Officers, Employees and Agents.
(a)   Directors and Executive Officers. To the fullest extent and in any manner permitted under the TBOC, any other applicable law and the Certificate of Formation, the corporation shall indemnify any person who is made or threatened to be made a party to or is otherwise involved (as a witness or otherwise) in any Proceeding (as defined below) by reason of the fact that such person is or was a director or executive officer of the corporation, or while serving as a director or executive officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of Another Enterprise, against expenses (including attorneys’ fees) reasonably incurred by him or her in connection with such Proceeding, provided, however, that the corporation shall not be required to indemnify any director or executive officer in connection with any Proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by applicable law, (ii) the Proceeding was authorized in the specific case by the Board of Directors of the corporation. (iii) such indemnification is approved by the Board of Directors of the corporation, in its sole discretion, pursuant to the powers vested in it under the TBOC or any other applicable law or (iv) such indemnification is required to be made under subsection (d) of this Section 46 (collectively “Covered Indemnitee Initiated Proceedings”).
(b)   Other Officers, Employees and Agents. The corporation shall have power to indemnify (including the power to advance expenses in a manner consistent with subsection (c) of this Section 46) its other officers, employees and agents as set forth in the TBOC or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person except executive officers to such officers or other persons as the Board of Directors shall determine.
(c)   Expenses. The corporation shall advance to any current or former director or executive officer who was or is a party or is threatened to be made a party to any Proceeding, prior to the final disposition of the Proceeding, promptly following request therefor, all expenses (including attorneys’ fees) incurred by any director or executive officer in connection with such Proceeding provided, however, that if the TBOC requires, an advancement of expenses incurred by a director or executive officer in his or her capacity as a director or executive officer (and not in any other capacity in which service was or is rendered by such person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such person is not entitled to be indemnified for such expenses under this Section 46 or otherwise and any documentation as may be required by the TBOC; provided further, that the corporation shall not be required to advance expenses to any director or executive officer in connection with any Proceeding (or part thereof) initiated by such person unless the Proceeding is a Covered Indemnitee Initiated Proceeding.
Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (d) of this Section 46, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any Proceeding, if a determination is reasonably made (i) by a majority vote of directors who were not parties to the Proceeding, even if not a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or such directors so direct, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in had faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.
(d)   Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Section 46 shall be deemed to be contractual rights, shall vest when the person becomes a director or executive officer of the corporation, shall continue as vested contract rights even if such person ceases to be a director or executive officer of the corporation, and shall be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Section 46 to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (1) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within 90 days of request therefor. To the fullest extent permitted by applicable law, the claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the TBOC or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any Proceeding, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal Proceeding that such person acted without reasonable cause to believe that his or her conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or executive officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or executive officer is not entitled to be indemnified, or to such advancement of expenses, under this Section 46 or otherwise shall be on the corporation.
(e)   Non-Exclusivity of Rights. The rights conferred on any person by this Section 46 shall not be exclusive of any other right that such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Formation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the TBOC, or by any other applicable law.

(f)   Survival of Rights. The rights conferred on any person by this Section 46. shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
(g)   Insurance. To the fullest extent permitted by the TBOC or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase and maintain insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 46.
(h)   Amendments. Any repeal or modification of this Section 46 shall only be prospective and shall not affect the rights under this Section 46 as in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any Proceeding against any agent of the corporation.
(i)   Saving Clause. If this Article XI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the fullest extent not prohibited by any applicable portion of this Article XI that shall not have been invalidated, or by any other applicable law. If this Article Xi shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and executive officer to the fullest extent not prohibited under the applicable law of such jurisdiction.
(j)   Indemnification for Successful Defense. To the extent that a claimant has been successful on the merits or otherwise in defense of any Proceeding (or in defense of any claim, issue or matter therein), such person shall be indemnified under this Section 46(j) against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such defense. Indemnification under this Section 46(j) shall not be subject to satisfaction of a standard of conduct, and the corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 46(d) (notwithstanding anything to the contrary therein); provided, however, that, any claimant who is not a current or former director or officer shall be entitled to indemnification under this Section 46 only if such person has satisfied the standard of conduct required for indemnification under Section 8.101 of the TBOC.
(k)   Certain Definitions and Construction of Terms. For the purposes of Article XI of these Bylaws, the following definitions and rules of construction shall apply:
(i)   The term “Another Enterprise” shall mean any corporation, partnership, limited liability company, joint venture, trust or other enterprise, including any employee benefit plan.
(ii)   The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 46 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.
(iii)   References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, manager, managing member, executive officer, officer, employee, trustee or agent of Another Enterprise.
(iv)   The term “executive officer” shall mean those persons designated by the corporation as (a) executive officers for purposes of the disclosures required in the corporation’s proxy and periodic reports or (b) officers for purposes of Section 16 of the 1934 Act.
(v)   The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines (including ERISA excise taxes or penalties), amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any Proceeding. References to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan.
(vi)   The term “Proceeding” shall mean any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which a person is made or threatened to be made a party to or is otherwise involved in (as a witness or otherwise) by reason of the fact that such person is or was a director or executive officer of the corporation, or while serving as a director or executive officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, manager or agent of Another Enterprise. The term Proceeding shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.
(vii)   References to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Section 46.
ARTICLE XII
NOTICES
Section 47.   Notices.
(a)   Notice to Shareholders. Notice to shareholders of shareholder meetings shall be given as provided in Section 7. Without limiting the manner by which notice may otherwise be given effectively to shareholders under any agreement or contract with such shareholder, and except as otherwise required by applicable law, written notice to shareholders for purposes other than shareholder meetings may be sent by U.S. mail or nationally recognized overnight courier, or by electronic mail or other electronic means (if consented to by the shareholders in accordance with Section 21.3531 of the TBOC).
(b)   Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws (including by any of the means specified in Section 22(d)), or by overnight delivery service. Any notice sent by overnight delivery service or U.S. mail shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.
(c)   Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the shareholder or shareholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.
(d)   Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.
(e)   Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under applicable law or any provision of the Certificate of Formation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the TBOC, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
(f)   Notice to Shareholders Sharing an Address. Except as otherwise prohibited under the TBOC, any notice given under the provisions of the TBOC, the Certificate of Formation or these Bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such shareholder fails to object in writing to the corporation within 60 days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the shareholder by written notice to the corporation.
ARTICLE XIII
AMENDMENTS
Section 48.   Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. The shareholders also shall have power to adopt, amend or repeal the Bylaws of the corporation in the manner now or hereafter prescribed by the Certificate of Formation, these Bylaws or the TBOC.
ARTICLE XIV
LOANS TO OFFICERS
Section 49.   Loans to Officers. Except as otherwise prohibited by applicable law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.
ARTICLE XV
EMERGENCY BYLAWS
Section 50.   Emergency Bylaws. This Section 50 shall be operative during any emergency condition as contemplated by Subchapter F (Sections 3.251-3.255 of the TBOC) (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Formation or the TBOC. In the event of any Emergency, the director or directors in attendance at a meeting of the Board of Directors or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate. In the event that no directors are able to attend a meeting of the Board of Directors or any committee thereof in an Emergency, then the Designated Officers (as defined below) in attendance shall serve as directors, or committee members, as the case may be, for the meeting and will have full powers to act as directors, or committee members, as the case may be, of the corporation. Except as the Board of Directors may otherwise determine, during any Emergency, the corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Subchapter F (Sections 3.251-3.255 of the TBOC). For purposes of this Section 50, the term “Designated Officer” means an officer identified on a numbered list of officers of the corporation who shall be deemed to be, in the order in which they appear on the list up until a quorum is obtained, directors of the corporation, or members of a committee of the Board of Directors, as the case may be, for purposes of obtaining a quorum during an Emergency, if a quorum of directors or committee members, as the case may be, cannot otherwise be obtained during such Emergency, which list of Designated Officers shall be approved by the Board of Directors from time to time but in any event prior to such time or times as an Emergency may have occurred.

ARTICLE XVI
LIMITATIONS OF OWNERSHIP BY NON-CITIZENS
Section 51.   Definitions. For purposes of this Article XVI, the following definitions shall apply:
(a)   “Beneficial Ownership,” “Beneficially Owned” or “Owned Beneficially” refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the 1934 Act.
(b)   “Foreign Stock Record” shall have the meaning set forth in Section 53.
(c)   “Non-Citizen” shall mean any person or entity who is not a “citizen of the United States” as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time, including any agent, trustee or representative of a Non-Citizen.
(d)   “Own or Control” or “Owned or Controlled” shall mean (a) ownership of record, (b) beneficial ownership or (c) the power to direct, by agreement, agency or in any other manner, the voting of Stock. Any determination by the Board as to whether Stock is Owned or Controlled by a Non-Citizen shall be final.
(e)   “Permitted Percentage” shall mean up to 25%, which is the maximum amount of voting Stock that may be held (beneficially or of record) by Non-Citizens pursuant to requirements in Section 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended, in any similar legislation of the United States enacted in substitution or replacement therefor, and as interpreted by the Department of Transportation, its predecessors and successors.
(f)   “Stock” shall mean all (a) capital stock of, or other equity interests in, the corporation, (b) securities convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in the corporation, and (c) options, warrants or other rights to acquire the securities described in clauses (a) and (b), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise (collectively, “Stock”).
Section 52.   Cap on Non-Citizen Ownership. It is the policy of the corporation that, consistent with the requirements of U.S. law related to the ownership and control of air carriers, including without limitation, the requirements in Section 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended, in any similar legislation of the United States enacted in substitution or replacement therefor, and as interpreted by the Department of Transportation, its predecessors and successors, Non-Citizens shall not Own and/or Control more than the Permitted Percentage and, if Non-Citizens nonetheless at any time Own and/or Control more than the Permitted Percentage, the voting rights of the Stock in excess of the Permitted Percentage shall be automatically suspended in accordance with Sections 53 and 54 below. Furthermore, if, at any time a transfer or issuance of Stock to a Non-Citizen would result in Non-Citizens holding more than the Permitted Percentage, such transfer or issuance shall be void and as of no effect, in accordance with Section 53, below.
Section 53.   Foreign Stock Record.
(a)   The corporation or any transfer agent designated by it shall maintain a separate stock record (the “Foreign Stock Record”) for registered Stock known to the corporation to be Owned and/or Controlled (beneficially or of record) by Non-Citizens. It shall be the duty of each shareholder to register his, her or its Stock if such shareholder is a Non-Citizen. A Non-Citizen may, at its option, register any Stock to be purchased pursuant to an agreement entered into with the corporation, as if Owned or Controlled by it, upon execution of a definitive agreement. Such Non-Citizen shall register his, her or its Stock by sending a written request to the corporation, noting both the execution of a definitive agreement for the purchase of Stock and the anticipated closing date of such transaction. Within ten (10) days of the closing, the Non-Citizen shall send to the corporation a written notice confirming that the closing occurred. Failure to send such confirmatory notice shall result in the removal of such Stock from the Foreign Stock Record. For the sake of clarity, any Stock registered as a result of execution of a definitive agreement shall not have any voting or other ownership rights until the closing of that transaction. In the event that the sale pursuant to such definitive agreement is not consummated in accordance with such agreement (as may be amended), such Stock shall be removed from the Foreign Stock Record without further action by the corporation. The Foreign Stock Record shall include (i) the name and nationality of each such Non-Citizen, (ii) the shares of Stock owned by each such Non-Citizen, and (iii) the date of registration of such shares in the Foreign Stock Record. In no event shall shares in excess of the Permitted Percentage be entered on the Foreign Stock Record. In the event that the corporation shall determine that Stock registered on the Foreign Stock Record exceeds the Permitted Percentage, sufficient shares shall be removed from the Foreign Stock Record so that the number of shares entered therein does not exceed the Permitted Percentage. Stock shall be removed from the Foreign Stock Record in reverse chronological order based upon the date of registration therein.
(b)   In the event that any transfer or issuance of shares of Stock of the corporation to a Non-Citizen would result in Non-Citizens owning (beneficially or of record) more than the Permitted Percentage, such transfer or issuance shall be void and of no effect and shall not be recorded in the Foreign Stock Record or the stock records of the corporation. In the event that the corporation shall determine that the shares of Stock registered on the Foreign Stock Record or otherwise registered on the stock records of the corporation and owned (beneficially or of record) by Non-Citizens, taken together (without duplication), exceed the Permitted Percentage, such number of shares shall be removed from the Foreign Stock Record and the stock records of the corporation, as applicable, in reverse chronological order based on the date of registration in the Foreign Stock Record and the stock records of the corporation, as applicable, and any transfer or issuance that resulted in such event shall be deemed void and of no effect, such that the Foreign Stock Record and the stock records of the corporation, as applicable, reflect the ownership of shares without giving effect to any transfer or issuance that caused the corporation to exceed the Permitted Percentage until the aggregate number of shares registered in the Foreign Stock Record or otherwise registered to Non-Citizens is equal to or less than the Permitted Percentage.
Section 54.   Suspension of Non-Citizen Voting Rights. If at any time while the corporation is subject to (or controls a subsidiary that is subject to) the requirement that an air carrier be a U.S. Citizen, the number of shares of Stock known to the corporation to be Owned and/or Controlled by Non-Citizens exceeds the Permitted Percentage, the voting rights of Stock Owned and/or Controlled by Non-Citizens and not registered on the Foreign Stock Record at the time of any vote or action of the shareholders of the corporation shall, without further action by the corporation, be suspended. Such suspension of voting rights shall automatically terminate upon the earlier of the (i) transfer of such shares to a person or entity who is not a Non-Citizen, or (ii) registration of such shares on the Foreign Stock Record, subject to the last two sentences of Section 53(a).
Section 55.   Non-Citizen Stock Ownership.
(a)   The corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to shareholders in connection with the annual meeting or any special meeting of the shareholders of the corporation, or otherwise) require a person that is a holder of record of Stock or that the corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of Stock to certify in such manner as the corporation shall deem appropriate (including by way of execution of any form of proxy or ballot of such person) that, to the knowledge of such person:
(i)   all Stock as to which such person has record ownership or Beneficial Ownership is Owned and Controlled by U.S. Citizens; or
(ii)   the number and class or series of Stock owned of record or Beneficially Owned by such person that is Owned and/or Controlled by Non-Citizens is as set forth in such certificate.
(b)   With respect to any Stock identified in response to clause (a)(ii) above, the corporation may require such person to provide such further information as the corporation may reasonably require in order to implement the provisions of this Article XVI.
(c)   For purposes of applying the provisions of this Article XVI with respect to any Stock, in the event of the failure of any person to provide the certificate or other information to which the corporation is entitled pursuant to this Section 55, the corporation shall presume that the Stock in question is Owned and/or Controlled by Non-Citizens.

ARTICLE XVII
OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS
Section 56.   Ownership Threshold for Derivative Proceedings. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the corporation against any director and/or officer of the corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the corporation.

SCAN TOVIEW MATERIALS & VOTEARCHER AVIATION INC. 190 W. TASMAN DRIVE SAN JOSE, CA 95134VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 PM Pacific Time / 11:59 PM Eastern Time on June 25, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ACHR2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 8:59 PM Pacific Time / 11:59 PM Eastern Time on June 25, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V96116-P50458KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYARCHER AVIATION INC.For WithholdFor AllTo withhold authority to vote for any individualThe Board of Directors recommends you vote FOR the following:All AllExceptnominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.1. Election of Class II DirectorsNominees:01) Barbara Pilarski02) Maria Pinelli! ! ! The Board of Directors recommends you vote FOR the following proposals: For Against Abstain2. Approval of the redomestication of the Company from Delaware to Texas by conversion. ! ! !3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending ! ! !December 31, 2026.4. Approval, on a non-binding advisory basis, of the compensation of our named executive officers. ! ! !NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.V96117-P50458ARCHER AVIATION INC.Annual Meeting of Stockholders June 26, 2026, 12:00 PM, Pacific TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Adam Goldstein and Eric Lentell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Archer Aviation Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Pacific Time on Friday, June 26, 2026, by virtual meeting via live webcast at www.virtualshareholdermeeting.com/ACHR2026, and any adjournment or postponement thereof. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side